--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


                       Preliminary Collateral Termsheet
                                [$633,226,427]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-6AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-6AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-000636.txt
-----------------------------------------------------------------------------------------

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                          Product Type
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
COLLATERAL TYPE               LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
1 Month Arms                       3     2,384,193.77             0.38     6.870   704   54.29
1 Month Arms - IO 10 Yrs          18     6,464,807.88             1.02     6.311   711   67.57
1 Month Arms - IO 5 Yrs            1       354,999.99             0.06     9.000   754   85.00
1 Yr Arms                          9     3,336,572.79             0.53     5.208   756   70.04
1 Yr Arms - IO 10 Yrs             97    44,391,822.87             7.01     6.164   735   70.09
10 Yr Arms                         2       196,074.53             0.03     7.671   654   78.98
10 Yr Arms - IO 10 Yrs            24    13,466,747.92             2.13     7.712   688   76.95
2 Yr Arms                         43     9,169,017.74             1.45     7.162   685   76.60
2 Yr Arms - IO 10 Yrs             95    27,552,016.50             4.35     7.266   699   74.50
2 Yr Arms - IO 2 Yrs               4     1,255,610.00             0.20     6.346   668   75.82
2 Yr Arms - IO 5 Yrs              42     8,809,006.08             1.39     7.324   693   77.89
2-6 Arm Baln30/40                  2       613,507.89             0.10     7.749   623   69.05
3 Yr Arms                         72    11,603,041.55             1.83     7.454   693   77.64
3 Yr Arms - IO 10 Yrs             57    17,284,287.32             2.73     6.868   706   74.28
3 Yr Arms - IO 3 Yrs              38     7,670,272.33             1.21     5.980   722   79.24
3 Yr Arms - IO 5 Yrs             221    44,716,297.52             7.06     7.474   691   78.31
5 Yr Arms                        243    53,524,900.19             8.45     7.165   695   75.60
5 Yr Arms - IO 10 Yrs          1,000   279,404,573.77            44.12     7.098   698   77.01
5 Yr Arms - IO 5 Yrs             124    43,745,054.17             6.91     7.216   683   77.49
5 Yr Arms - IO 6 Yrs               2       381,520.00             0.06     6.750   690   79.67
5-6 Arm Baln30/40                  5     1,298,603.55             0.21     7.070   695   78.60
6 Month Arms - IO 10 Yrs          19     9,346,020.00             1.48     6.556   705   74.72
6 Month Arms - IO 5 Yrs            3       821,920.00             0.13     7.217   638   74.10
7 Yr Arms                         14     4,963,009.10             0.78     7.486   713   78.99
7 Yr Arms - IO 10 Yrs             58    33,662,240.11             5.32     7.370   682   75.44
7 Yr Arms - IO 7 Yrs              18     6,291,886.62             0.99     7.374   699   78.45
7-1 Arm Baln30/40                  2       518,423.23             0.08     7.398   668   79.55
----------------------------------------------------------------------------------------------
Total:                         2,216  633,226,427.42            100.00    7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                         Index Type(1)
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
INDEX TYPE                    LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Treasury - 1 Year                  8     1,884,665.68             0.30     6.745   739   81.75
Libor - 1 Month                   22     9,204,001.64             1.45     6.559   711   64.80
Libor - 6 Month                1,714   462,047,416.12            72.97     7.236   694   76.76
Libor - 1 Year                   472   160,090,343.98            25.28     6.655   708   74.71
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


----------------------------------------------------------------------------------------------
                                        Current Balance
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
RANGE OF PRINCIPAL             OF        BALANCE       % OF PRINCIPAL     GROSS
BALANCES AS OF THE          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
CUT-OFF DATE ($)              LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
0.01 - 100,000.00                240    17,908,858.15             2.83     7.847   697   76.52
100,000.01 - 200,000.00          714   106,833,417.17            16.87     7.256   697   77.52
200,000.01 - 300,000.00          521   128,465,467.08            20.29     7.025   690   77.52
300,000.01 - 400,000.00          270    93,370,656.77            14.75     6.927   694   77.35
400,000.01 - 500,000.00          206    93,773,681.31            14.81     7.023   707   77.27
500,000.01 - 600,000.00          109    59,772,127.36             9.44     7.033   697   77.10
600,000.01 - 700,000.00           65    41,792,648.08             6.60     7.121   712   75.90
700,000.01 - 800,000.00           26    19,546,313.96             3.09     6.849   708   75.80
800,000.01 - 900,000.00           19    16,321,019.05             2.58     6.752   726   70.99
900,000.01 - 1,000,000.00         24    23,435,837.90             3.70     6.966   702   68.57
1,000,000.01 - 1,500,000.00       16    20,695,592.54             3.27     7.327   685   64.77
1,500,000.01 >=                    6    11,310,808.05             1.79     7.205   690   64.69
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                   Remaining Term to Maturity
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MONTHS             MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
REMAINING                     LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
241 - 360                      2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                           Seasoning
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF SEASONING          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
(Months)                      LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
0                                  9     3,674,750.00             0.58     7.414   665   72.99
1 - 3                          1,663   493,390,563.42            77.92     7.136   698   75.73
4 - 6                            445   113,743,024.30            17.96     6.943   701   77.35
7 - 9                             79    18,544,612.14             2.93     6.555   703   77.68
10 - 12                           19     3,649,477.56             0.58     5.901   723   79.08
13 - 15                            1       224,000.00             0.04     5.375   768   80.00
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                   Original Term to Maturity
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MONTHS AT          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
ORIGINATION                   LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
241 - 360                      2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                         Mortgage Rate
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF CURRENT            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
MORTGAGE  RATES (%)           LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
3.501 - 4.000                      1       332,860.77             0.05     4.000   705   51.08
4.001 - 4.500                      5     1,887,742.58             0.30     4.500   750   73.18
4.501 - 5.000                      9     2,702,485.22             0.43     4.896   709   79.67
5.001 - 5.500                     30    10,860,940.59             1.72     5.367   764   73.49
5.501 - 6.000                    133    41,881,390.46             6.61     5.848   730   72.65
6.001 - 6.500                    340    97,237,879.16            15.36     6.396   698   75.40
6.501 - 7.000                    583   178,564,058.92            28.20     6.804   699   75.53
7.001 - 7.500                    420   144,826,302.51            22.87     7.306   691   75.99
7.501 - 8.000                    331    87,933,082.25            13.89     7.765   689   78.06
8.001 - 8.500                    164    31,778,437.91             5.02     8.334   691   78.93
8.501 - 9.000                    163    28,429,133.29             4.49     8.800   693   78.58
9.001 - 9.500                     35     6,072,913.76             0.96     9.144   700   78.26
9.501 - 10.000                     1       270,000.00             0.04     9.625   715   90.00
10.501 - 11.000                    1       449,200.00             0.07    10.625   638   80.00
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                Original Loan-to-Value Ratios(1)
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF ORIGINAL           MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
LOAN-TO-VALUE RATIOS (%)      LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
<= 30.00                           6       925,617.49             0.15     6.725   733   17.13
30.01 - 35.00                      3       598,903.38             0.09     6.510   704   33.12
35.01 - 40.00                      4     1,824,511.85             0.29     5.908   781   37.43
40.01 - 45.00                      2     1,095,000.00             0.17     5.722   705   40.94
45.01 - 50.00                     12     6,520,904.42             1.03     6.688   689   48.99
50.01 - 55.00                     10     4,049,692.24             0.64     6.276   714   52.92
55.01 - 60.00                     23     8,859,633.51             1.40     6.737   717   58.00
60.01 - 65.00                     75    34,071,266.29             5.38     6.860   682   63.84
65.01 - 70.00                    285    92,781,652.76            14.65     6.955   704   69.56
70.01 - 75.00                    190    65,574,365.84            10.36     7.127   697   74.36
75.01 - 80.00                  1,532   399,052,138.56            63.02     7.138   697   79.85
80.01 - 85.00                     15     3,690,233.25             0.58     7.008   721   84.41
85.01 - 90.00                     37     8,925,779.55             1.41     7.453   718   89.88
90.01 - 95.00                     21     5,077,728.28             0.80     7.384   714   94.99
95.01 - 100.00                     1       179,000.00             0.03     7.250   659   98.35
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


----------------------------------------------------------------------------------------------
                                       Mortgage Insurance
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
MORTGAGE INSURANCE FOR      MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
LOANS OVER 80 LTV             LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Mortgage Insurance                70    16,749,435.85            93.71     7.311   717   90.30
No Mortgage Insurance              4     1,123,305.23             6.29     7.753   709   90.13
----------------------------------------------------------------------------------------------
Total:                            74    17,872,741.08           100.00     7.339   717   90.29
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                  FICO Score at Origination(1)
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
RANGE OF FICO SCORES          LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
576 - 600                          9     1,875,790.22             0.30     7.228   593   59.32
601 - 625                         71    17,720,192.94             2.80     7.210   620   74.71
626 - 650                        281    78,478,013.07            12.39     7.348   639   75.73
651 - 675                        435   120,536,977.55            19.04     7.191   664   76.22
676 - 700                        481   139,256,005.49            21.99     7.081   688   76.77
701 - 725                        358    99,302,658.90            15.68     7.106   712   76.39
726 - 750                        261    77,460,015.17            12.23     6.910   737   76.60
751 - 775                        187    57,444,470.53             9.07     6.907   762   77.01
776 - 800                        109    34,901,875.63             5.51     6.704   788   71.91
801 - 825                         24     6,250,427.92             0.99     6.334   808   75.14
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------

(1) Please see Exhibit 1


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                    Geographic Distribution
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
STATE                         LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
California                       465   200,768,442.79            31.71     6.840   702   75.19
Florida                          298    75,244,107.47            11.88     7.380   702   76.81
New York                          87    37,834,419.21             5.97     7.289   686   76.11
Arizona                          163    37,466,034.36             5.92     6.940   704   76.40
Virginia                          91    36,101,156.99             5.70     7.077   688   77.03
Nevada                           104    29,153,936.16             4.60     7.067   689   77.44
Maryland                          73    24,241,383.30             3.83     7.125   682   76.13
Illinois                          91    22,989,409.73             3.63     6.819   707   74.49
Minnesota                         87    17,156,061.24             2.71     7.509   700   78.30
Texas                            104    14,399,995.69             2.27     7.792   694   77.11
Other                            653   137,871,480.48            21.77     7.149   699   76.24
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                        Occupancy Status
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
OCCUPANCY STATUS              LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Primary                        1,206   423,483,572.63            66.88     6.849   694   76.30
Investment                       877   171,991,097.94            27.16     7.607   706   76.18
Second Home                      133    37,751,756.85             5.96     7.234   707   73.19
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                       Documentation Type
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
INCOME DOCUMENTATION          LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Limited                        1,112   333,398,178.76            52.65     7.029   700   76.59
No Ratio                         282    89,306,584.44            14.10     7.301   692   75.57
Full/Alt                         361    82,834,315.88            13.08     6.665   701   77.45
No Documentation                 245    70,260,166.66            11.10     7.243   702   73.27
Stated Documentation             216    57,427,181.68             9.07     7.411   692   75.41
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                          Loan Purpose
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
PURPOSE                       LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Purchase                       1,551   421,010,738.70            66.49     7.141   704   78.00
Refinance - Cashout              505   164,129,216.15            25.92     6.989   684   71.94
Refinance - Rate Term            160    48,086,472.57             7.59     6.830   695   73.48
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                         Property Type
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
PROPERTY TYPE                 LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Single Family Residence        1,205   338,084,050.12            53.39     7.042   696   75.34
Planned Unit Development         533   164,700,750.85            26.01     7.011   699   76.91
2-4 Family                       249    76,817,676.77            12.13     7.354   699   76.62
Condominium                      205    49,899,836.78             7.88     7.120   710   77.30
Townhouse                         22     3,312,458.27             0.52     7.206   710   79.17
Co-op                              2       411,654.63             0.07     5.913   727   80.00
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                     Prepayment Charge Term
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
PREPAYMENT CHARGE              OF        BALANCE       % OF PRINCIPAL     GROSS
TERM AT ORIGINATION         MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
(MOS.)                        LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
0                              1,131   351,543,006.64            55.52     7.065   699   75.69
4                                  1       431,200.00             0.07     6.250   780   80.00
6                                 39    19,462,174.74             3.07     7.062   703   75.13
7                                  1       560,000.00             0.09     7.625   646   80.00
9                                  3     1,493,500.00             0.24     6.674   691   73.88
12                                50    16,078,959.94             2.54     7.242   707   77.34
21                                 3       839,318.00             0.13     6.679   689   80.00
24                               196    56,853,983.43             8.98     7.026   702   74.69
33                                 4       986,760.00             0.16     7.052   671   80.00
36                               779   179,567,654.70            28.36     7.126   696   77.43
60                                 9     5,409,869.97             0.85     6.608   683   70.07
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                       Conforming Balance
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
CONFORMING BALANCE            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Non-Conforming Balance           401   253,120,852.61            39.97     7.006   704   74.14
Conforming Balance             1,815   380,105,574.81            60.03     7.126   694   77.38
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                    Maximum Mortgage Rates of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MAXIMUM            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
MORTGAGE RATES (%)            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
8.501 - 9.000                      3       633,679.98             0.10     6.260   700   59.87
9.001 - 9.500                      2       483,999.97             0.08     6.398   678   80.00
9.501 - 10.000                     2       511,349.94             0.08     5.426   737   81.34
10.001 - 10.500                    1       317,571.77             0.05     7.750   627   95.00
10.501 - 11.000                   58    25,157,833.48             3.97     5.533   754   72.06
11.001 - 11.500                   78    19,966,714.35             3.15     6.227   714   75.31
11.501 - 12.000                  227    69,389,224.90            10.96     6.413   717   73.57
12.001 - 12.500                  368   111,246,273.79            17.57     6.675   698   75.74
12.501 - 13.000                  502   149,264,251.63            23.57     6.876   695   76.42
13.001 - 13.500                  329   113,931,635.54            17.99     7.302   687   75.91
13.501 - 14.000                  288    77,205,237.26            12.19     7.752   689   77.68
14.001 - 14.500                  162    30,816,500.91             4.87     8.336   692   79.04
14.501 - 15.000                  159    27,510,040.14             4.34     8.798   692   78.47
15.001 - 15.500                   35     6,072,913.76             0.96     9.144   700   78.26
15.501 - 16.000                    1       270,000.00             0.04     9.625   715   90.00
16.501 - 17.000                    1       449,200.00             0.07    10.625   638   80.00
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                      Minimum Mortgage Rates of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MINIMUM            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
MORTGAGE RATES (%)            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
1.501 - 2.000                      1       395,500.00             0.06     5.875   747   70.00
2.001 - 2.500                    949   347,880,895.63            54.94     6.820   703   75.18
2.501 - 3.000                    123    38,605,324.83             6.10     6.899   704   77.11
3.001 - 3.500                     42    15,732,982.68             2.48     6.686   704   72.09
3.501 - 4.000                     57    18,807,223.69             2.97     7.573   682   78.93
4.001 - 4.500                      8     3,381,914.75             0.53     7.239   710   62.62
4.501 - 5.000                     51    11,267,428.12             1.78     7.320   673   76.97
5.001 - 5.500                      3       554,505.19             0.09     5.689   648   65.67
5.501 - 6.000                     12     2,803,085.40             0.44     5.929   702   75.91
6.001 - 6.500                    114    27,605,566.40             4.36     6.389   682   77.66
6.501 - 7.000                    197    42,563,987.89             6.72     6.829   691   76.78
7.001 - 7.500                    146    32,712,000.88             5.17     7.346   690   77.25
7.501 - 8.000                    183    33,743,276.08             5.33     7.818   694   78.33
8.001 - 8.500                    141    25,301,781.98             4.00     8.357   693   78.74
8.501 - 9.000                    153    25,426,790.14             4.02     8.806   694   78.34
9.001 - 9.500                     34     5,724,963.76             0.90     9.145   700   78.16
9.501 - 10.000                     1       270,000.00             0.04     9.625   715   90.00
10.501 - 11.000                    1       449,200.00             0.07    10.625   638   80.00
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                           Gross Margins of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF GROSS              MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
MARGINS (%)                  LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
1.001 - 1.500                      1       231,382.51             0.04     6.625   661   80.00
1.501 - 2.000                      3       714,620.00             0.11     5.890   731   74.47
2.001 - 2.500                    994   361,250,581.10            57.05     6.838   703   75.23
2.501 - 3.000                    668   141,483,557.25            22.34     7.420   695   77.80
3.001 - 3.500                     41    15,764,275.76             2.49     6.665   702   71.75
3.501 - 4.000                     54    18,067,761.52             2.85     7.575   681   78.89
4.001 - 4.500                      6     3,283,319.93             0.52     7.157   700   61.45
4.501 - 5.000                    446    91,495,949.48            14.45     7.480   688   77.57
5.001 - 5.500                      3       934,979.87             0.15     6.585   627   71.19
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                  Months to Next Adjustment Date of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
MONTHS TO NEXT              MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
ADJUSTMENT                   LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
0 - 5                             44  19,371,941.64              3.06    6.586   705   69.98
6 - 11                           106  47,728,395.66              7.54    6.097   737   70.08
12 - 17                           14   3,804,335.54              0.60    6.349   679   76.41
18 - 23                          171  43,028,822.67              6.80    7.301   695   75.62
24 - 29                           45   9,011,992.45              1.42    6.342   711   78.21
30 - 35                          343  72,506,156.27             11.45    7.322   695   77.27
36 - 41                            1     321,750.00              0.05    6.375   615   66.34
48 - 53                           40   9,990,761.71              1.58    6.657   710   77.21
54 - 59                        1,332  367,879,889.97            58.10    7.134   695   76.86
60 - 65                            2     484,000.00              0.08    6.750   692   80.00
72 - 77                            1     177,000.00              0.03    7.375   651   79.73
78 - 83                           90  44,703,559.06              7.06    7.383   688   76.46
84 - 89                            1     555,000.00              0.09    7.375   628   61.67
114 - 119                         23  12,138,822.45              1.92    7.707   688   76.60
120 - 125                          3   1,524,000.00              0.24    7.750   681   80.00
----------------------------------------------------------------------------------------------
Total:                         2,216  633,226,427.42           100.00    7.078   698   76.08
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
                       Initial Periodic Cap of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
INITIAL PERIODIC            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
CAP (%)                      LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Uncapped                          22     9,204,001.64             1.45     6.559   711   64.80
0.501 - 1.000                     22    10,167,940.00             1.61     6.609   700   74.67
1.501 - 2.000                    466   121,567,482.46            19.20     6.844   708   74.57
2.501 - 3.000                    150    40,456,885.89             6.39     7.208   697   75.10
4.001 - 4.500                      1       283,241.00             0.04     6.625   705   80.00
4.501 - 5.000                    291    90,931,555.24            14.36     6.915   709   76.44
5.001 - 5.500                      5     1,392,242.00             0.22     7.219   730   77.37
5.501 - 6.000                  1,259   359,223,079.19            56.73     7.210   692   76.94
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42              100     7.078   698   76.08
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                           Periodic Cap of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
PERIODIC                    MORTGAGE    AS OF THE      BALANCE AS OF     COUPON           OLTV
CAP (%)                      LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Uncapped                          22     9,204,001.64             1.45     6.559   711   64.80
0.501 - 1.000                    453   134,853,772.60            21.30     6.988   702   75.46
1.501 - 2.000                  1,737   487,495,158.94            76.99     7.115   697   76.46
2.001 - 2.500                      4     1,673,494.24             0.26     6.328   708   79.95
----------------------------------------------------------------------------------------------
Total:                         2,216   633,226,427.42           100.00     7.078   698   76.08
----------------------------------------------------------------------------------------------


                 Note: All characteristics are preliminary and
                   are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
                                    Page 9

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------

                             Preliminary Termsheet
                                [$626,577,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-6AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-6AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying
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determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete
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will arrange to send you the prospectus if you request it by calling toll-free
1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-000636.txt
-----------------------------------------------------------------------------------------

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

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having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------

                         [$626,577,000] (Approximate)
                  Morgan Stanley Mortgage Loan Trust 2006-6AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-6AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)

                            Transaction Highlights
                            ----------------------

----------------------------------------------------------------------------------
                                                    Expected
                                                     Ratings
 Offered                                              S&P /         Avg Life to
 Classes      Description        Balance(4)          Moody's      Call(1)/Mty(2)
==================================================================================
   1-A-1        Floater        [$292,076,000]        AAA/Aaa        2.39 / 2.62
----------------------------------------------------------------------------------
   1-A-2        Floater        [$173,865,000]        AAA/Aaa        1.00 / 1.00
----------------------------------------------------------------------------------
   1-A-3        Floater        [$78,425,000]         AAA/Aaa        3.50 / 3.50
----------------------------------------------------------------------------------
   1-A-4        Floater        [$39,785,000]         AAA/Aaa        6.29 / 7.96
----------------------------------------------------------------------------------
   1-M-1        Floater         [$8,865,000]         AA+/Aa1        4.46/ 4.86
----------------------------------------------------------------------------------
   1-M-2        Floater         [$8,549,000]         AA+/Aa2        4.45 / 4.82
----------------------------------------------------------------------------------
   1-M-3        Floater         [$4,749,000]         AA/Aa3         4.43 / 4.76
----------------------------------------------------------------------------------
   1-M-4        Floater         [$4,432,000]          AA/A1         4.43 / 4.72
----------------------------------------------------------------------------------
   1-M-5        Floater         [$4,116,000]         AA-/A2         4.42 / 4.67
----------------------------------------------------------------------------------
   1-M-6        Floater         [$3,483,000]          A+/A3         4.40 / 4.57
----------------------------------------------------------------------------------
   1-B-1        Floater         [$2,850,000]         A/Baa1         4.40 / 4.49
----------------------------------------------------------------------------------
   1-B-2        Floater         [$2,216,000]         A-/Baa2        4.38 / 4.38
----------------------------------------------------------------------------------
   1-B-3        Floater         [$3,166,000]        BBB/Baa3        4.19 / 4.19
----------------------------------------------------------------------------------
   OC
---------                                                       Not Offered Hereby
  P-1
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                Modified           Payment
                Duration            Window           Initial
  Offered     To Call(1)(3)       To Call(1)      Subordination
  Classes      / Mty(2)(3)         / Mty(2            Level(5)        Benchmark
==================================================================================
   1-A-1      2.14 / 2.29     1 - 78 / 1 - 185        7.75%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-A-2      0.96 / 0.96     1 - 27 / 1 - 27         7.75%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-A-3      3.16 / 3.16    27 - 64 / 27 - 64        7.75%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-A-4      5.30 / 6.36    64 - 78 / 64 - 185       7.75%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-M-1      3.90 / 4.16    39 - 78 / 39 - 127       6.35%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-M-2      3.88 / 4.13    38 - 78 / 38 - 120       5.00%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-M-3      3.87 / 4.09    38 - 78 / 38 - 112       4.25%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-M-4      3.86 / 4.05    38 - 78 / 38 - 107       3.55%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-M-5      3.85 / 4.01    37 - 78 / 37 - 101       2.90%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-M-6      3.82 / 3.94    37 - 78 / 37 - 94        2.35%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-B-1      3.77 / 3.83    37 - 78 / 37 - 87        1.90%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-B-2      3.74 / 3.74    37 - 78 / 37 - 80        1.55%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   1-B-3      3.53 / 3.53    37 - 73 / 37 - 73        1.05%         1 Mo. LIBOR
----------------------------------------------------------------------------------
   OC
---------
  P-1
----------------------------------------------------------------------------------

Notes:
-----
            (1) Certificates are priced to a 10% Optional Termination or Auction Call.
            (2) Based on 100% of the prepayment assumption as described herein.
            (3)   Assumes pricing at par.
            (4)   Bond sizes subject to a variance of plus or minus 10%.
            (5) Subordination Levels are preliminary, subject to final Rating Agency approval and will have a variance of plus or minus 1.50%.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Issuing Entity:            Morgan Stanley Mortgage Loan Trust 2006-6AR.

Depositor:                 Morgan Stanley Capital I Inc.  The offered
                           certificates will be issued under the depositor's registration statement (File No. 333-130684 with the Securities and Exchange Commission).

Sponsor:                   Morgan Stanley Mortgage Capital Inc.

Originators:               Morgan Stanley Mortgage Capital Inc., the Sponsor, is
                           expected to be the originator for approximately
                           78.78% of the Mortgage Loans in Loan Group 1 (the
                           "Group 1 Mortgage Loans"). American Home Mortgage
                           Corporation is expected to be the originator for 14.60% of the Mortgage Loans in Loan Group 1 (the
                           "Group 1 Mortgage Loans"). No other originator is expected to have originated more than 10% of the Group 1 Mortgage Loans by principal balance.

Servicers:                 GMAC Mortgage Corporation is expected to be the
                           initial servicer of approximately 88.62% of the Group
                           1 Mortgage Loans by principal balance. See Exhibit 2.
                           American Home Mortgage Servicing, Inc. is expected to be the initial servicer of approximately 10.97% of the Group 1 Mortgage Loans by principal balance. No other servicer is expected to be the direct servicer for more than 10% of the Group 1 Mortgage Loans by principal balance.

Servicing                  Fee: The Servicing Fee Rate for the Group 1 Mortgage
                           Loans is expected to be between 0.250% and 0.375%.
                           The weighted average Servicing Fee Rate for Group 1 as of the Cut-off Date is expected to be approximately 0.375%.

                           For its compensation the master servicer will receive reinvestment income on amounts on deposit for the period from between the servicer remittance date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities Administrator, the Trustee and any Custodians ongoing (safekeeping and loan file release only) fees.

Expense Fee: The Expense Fee Rate with respect to each Mortgage Loan and any Distribution Date will be the related Servicing Fee Rate and, if applicable, the interest premium charged by the related lenders for mortgage insurance on LPMI Mortgage Loans.

Servicer Remittance Date:  Generally, the 18th of the month in which the
                           Distribution Date occurs.

Auction Administrator/
Master Servicer/
Securities Administrator:  Wells Fargo Bank, National Association.

Trustee:                   LaSalle Bank, National Association.

Swap Counterparty:         Morgan Stanley Capital Services Inc.

Managers:                  Morgan Stanley (sole lead manager)

Rating Agencies:           The Offered Certificates are expected to be rated by
                           Standard & Poor's and Moody's Investors Service, Inc.

Offered Certificates:      The Group 1 Senior Certificates and the Group 1
                           Subordinate Certificates.

Non Offered Certificates:  The Class OC Certificates and Class P-1 Certificates.

Senior Certificate Group:  The Group 1 Senior Certificates.

Group 1 Senior             The Class 1-A Certificates.
Certificates:


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

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Class 1-A Certificates:    The Class 1-A-1, Class 1-A-2, Class 1-A-3 and
                           Class 1-A-4 Certificates.

Class 1-M Certificates:    The Class 1-M-1, Class 1-M-2, Class 1-M-3,
                           Class 1-M-4, Class 1-M-5 and Class 1-M-6
                           Certificates.

Class 1-B Certificates:    The Class 1-B-1, Class 1-B-2 and
                           Class 1-B-3 Certificates.

Group 1 Subordinate        The Class 1-M and Class 1-B Certificates.  These may
Certificates:              also be referred to as the "Aggregate Group I
                           Subordinate Certificates."

Group 1 Certificates:      The Group 1 Senior Certificates and Group 1
                           Subordinate Certificates. These may also be referred to as the "Aggregate Group I Certificates." The Group
                           1 Certificates correspond to the Mortgage Loans in Loan Group 1.

LIBOR Certificates:        The Offered Certificates.

Other Certificates:        It is anticipated that other classes of certificates
                           will be issued by the Issuing Entity, including other groups of Senior Certificates (each a "Senior
                           Certificate Group"), and other groups of subordinate certificates (each an "Aggregate Subordinated
                           Certificate Group"). There will be no cross collateralization between the Aggregate Group I
                           Certificates and any other classes of certificates.

Expected Closing Date:     April 28, 2006 through DTC and, upon request only,
                           through Euroclear or Clearstream.

Cut-off Date:              April 1, 2006.

Forms and Denomination:    The Offered Certificates will be issued in book-entry
                           form and in minimum dollar denominations of $25,000, with an additional increment of $1,000.

CPR: "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment Assumption:     30% CPR.

Record Date:               For the Offered Certificates and any Distribution
                           Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrued Interest:          The Offered Certificates will settle without accrued
                           interest.

Accrual Period:            The interest accrual period for the Offered
                           Certificates with respect to any Distribution Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning May
                           25, 2006.

Last Scheduled             The Distribution Date occurring in [May 2036].
Distribution Date:


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
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Clean-Up Call:             The terms of the transaction allow for a purchase of
                           the Group 1 Mortgage Loans resulting in the retirement of the Group 1 Certificates once the aggregate principal balance of the Group 1 Mortgage Loans is equal to 10% or less of aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date (the "Clean-Up Call Date"). The Master Servicer may assign its right to the Clean-Up Call to another party.


Optional Termination of    Commencing with the first Clean-up Call Date, the
the Trust Fund by          Auction Administrator shall solicit bids for the
Purchaser or Auction:      purchase of the Group 1 Mortgage Loans from at least
                           three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Group 1 Mortgage Loans.
                           If the Auction Administrator receives at least three bids for the Group 1 Mortgage Loans, any related REO
                           Property and any other property related to the Group
                           1 Mortgage Loans remaining in the trust fund
                           (collective, the "Group 1 Assets"), and one of those bids is at least equal to the Minimum Auction Price, the Auction Administrator shall sell the Group 1
                           Assets to the highest bidder (the "Auction
                           Purchaser") at the price offered by the Auction
                           Purchaser (the "Mortgage Loan Auction Price"). If the
                           Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction Administrator shall, on each six-month anniversary of the initial
                           Clean-up Call Date, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Group 1 Assets to the Auction Purchaser at that
                           Mortgage Loan Auction Price; provided, however, that the Auction Administrator shall not be required to repeat these auction procedures on any Distribution
                           Date for any six-month anniversary of the initial
                           Clean-up Call Date unless the Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum
                           Auction Price.

                           Commencing with the first Distribution Date following the first Clean-up Call Date, if an auction is held but the Auction Administrator does not receive the Minimum Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Mortgage Loans for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property and (c) any unreimbursed servicing advances related to the Group 1 Mortgage Loans.


Minimum Auction Price:     For any Distribution Date on which an auction is
                           being held, the sum of (a) 100% of the current aggregate Stated Principal Balance of the Group 1
                           Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to the Group 1 Mortgage Loans in the trust fund being purchased, (c) any unreimbursed servicing advances related to the Group 1 Mortgage Loans and (d) any expenses incurred by the Auction Administrator relating to the Auction process.


Aggregate Loan Groups:     Aggregate Loan Group I consists of mortgage loans in
                           Group 1.

                           Aggregate Loan Group II consists of mortgage loans from Group 2, Group 3 and Group 4. Certificates relating to that Aggregate Loan Group are not offered hereby.

Group 1 Mortgage Loans:    As of the Cut-off Date, the Group 1 Mortgage Loans
                           consist of 2,216 adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date will be approximately $633,226,427.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

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Substitution Adjustment    The amount by which the balance of any Mortgage Loan
Amount: that is repurchased from the trust exceeds the balance of any Mortgage Loan which is then substituted. The entity substituting for a Mortgage Loan is required to deposit into the trust the Substitution Adjustment Amount.

Liquidated Mortgage Loan:  A "Liquidated Mortgage Loan" is a defaulted Mortgage
                           Loan as to which the related Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:             "Realized Loss" with respect to any Distribution Date
                           and any Mortgage Loan that became a Liquidated
                           Mortgage Loan during the related Prepayment Period will be the sum of (i) the principal balance of such Mortgage Loan remaining outstanding (after all recoveries of principal have been applied thereto) and the principal portion of Advances made by the related Servicer or the Master Servicer with respect to such Mortgage Loan which have been reimbursed from Liquidation Proceeds, and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Advances made by the related
                           Servicer or the Master Servicer with respect to such Mortgage Loan which have been reimbursed from Liquidation Proceeds. The amounts set forth in clause
                           (i) are the principal portion of Realized Loses and the amounts set forth in clause (ii) are the interest portion of Realized Losses. With respect to any Mortgage Loan that is not a Liquidated Mortgage Loan, the amount of any Debt Service Reduction or Deficient
                           Valuation incurred with respect to such Mortgage Loan as of the related Due Date will be treated as a Realized Loss.

REO Property:              Real estate owned by the issuing entity.

Delinquency:               As calculated using the MBA methodology, as of the
                           cut-off date, none of the Group 1 Mortgage Loans were more than 30 days' delinquent. No more than 3% of the Group 1 Mortgage Loans by aggregate stated principal balance as of the Cut-Off Date have been delinquent
                           30 days or more at least once since they were originated. The servicer of some of these mortgage loans has changed at least one time since they were originated. A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan. None of the Group 1 Mortgage Loans have been 60 or more days delinquent since they were originated.
                           According to the MBA methodology, a mortgage loan increases its delinquency status if a scheduled monthly payment with respect to that mortgage loan is not received by the end of the day immediately preceding that mortgage loan's next due date.

Class Principal Balance:   The "Class Principal Balance" of any Class of
                           Certificates as of any Distribution Date is the initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the Class as payments of principal, and (ii) with respect to the Group 1
                           Subordinate Certificates, the amount of Realized
                           Losses on the Mortgage Loans in the Loan Group allocated to the Class.

Due Date:                  "Due Date" means, with respect to a Mortgage Loan,
                           the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:         "Prepayment Period" generally means for any Mortgage
                           Loan and any Distribution Date, the calendar month preceding that Distribution Date.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

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Credit Enhancement:        The Offered Certificates are credit enhanced by:
                           1) Net Monthly Excess Cashflow from the Group 1 Mortgage Loans after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement,
                           2) 1.05% overcollateralization (funded upfront). On and after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.10% of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.35% floor, based on the aggregate principal balance of the Group 1 Mortgage Loans as of the cut-off date, and
                           3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

                           The amount by which the aggregate stated principal balance of the Group 1 Mortgage Loans is greater than the aggregate class principal balance of the Group 1 Certificates is referred to as "overcollateralization." On the closing date the aggregate Stated Principal Balance of the mortgage loans in Loan Group 1 is expected to exceed the aggregate Class Principal Balance of the Group 1 Certificates by approximately [$6,649,427]. In other words, it is expected that there will be approximately 1.05% overcollateralization as of the Closing Date. In addition, the Mortgage Loans in Loan Group 1 are expected to generate more interest than is needed to pay interest on the Group 1 Certificates and related expenses of the trust fund because the weighted average interest rate of the Mortgage Loans in Loan Group 1 is expected to be higher than the weighted average pass-through rate on the Group 1 Certificates, plus the related weighted average expense fee rate. Net Monthly Excess Cashflow, as described below, will be used to reduce the total Class Principal Balance of the Group 1 Certificates creating and/or maintaining overcollateralization at the level of overcollateralization required by the pooling and servicing agreement.

Group 1 Senior             For any Distribution Date, the percentage obtained by
Enhancement Percentage:    dividing (x) the aggregate Class Principal Balance of
                           the Group 1 Subordinate Certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount and all payments of principal from the Swap Account, if any, for such Distribution Date) by (y) the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period.

Class 1-A Interest         The "Class 1-A Interest Distribution Amount" for any
Distribution Amount:       class of Group 1 Senior Certificates and any
                           Distribution Date will be equal to the interest accrued on the related Class Principal Balance for such Distribution Date for such class of Group 1
                           Senior Certificates and the Interest Carry Forward
                           Amount, if any, for such Distribution Date for such class of Group 1 Senior Certificates.

Principal Remittance       The "Principal Remittance Amount" for the Group 1
Amount:                    Certificates and any Distribution Date will be the
                           sum of:
                           (i) the principal portion of all scheduled monthly payments on the Group 1 Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;
                           (ii) the principal portion of all proceeds received in respect of the repurchase of a Group 1 Mortgage
                           Loan (or, in the case of a substitution, certain amounts representing a principal adjustment as required by the Pooling and Servicing Agreement) during the related Prepayment Period; and
                           (iii) the principal portion of all other unscheduled collections, including insurance proceeds, condemnation proceeds, Liquidation Proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group 1
                           Mortgage Loans.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

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Group 1 Subordinated       The "Group 1 Subordinated Interest Distribution
Interest Distribution      Amount" will be, with respect to any class of Group 1
Amount:                    Subordinated Certificates and any Distribution Date,
                           interest accrued during the related Interest Accrual
                           Period on the related Class Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class reduced (to an amount not less than zero), in the case of such class, by the allocable share, if any, for that class of Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the related
                           Servicer or the Master Servicer and any Relief Act
                           Interest Shortfalls.


Stepdown Date:             The later to occur of:
                           (x)  The earlier of:
                                (a) The Distribution Date occurring in May 2009;
                                    and
                                (b) The Distribution Date on which the aggregate
                                    Class Principal Balance of the Class 1-A
                                    Certificates is reduced to zero; and
                           (y) The first Distribution Date on which the Group 1
                               Senior Enhancement Percentage (calculated for
                               this purpose only after taking into account payments of principal on the Group 1 Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Group 1 Certificates on the applicable Distribution Date) is greater than or equal to approximately 15.50%.

Delinquency Trigger        A Delinquency Trigger Event is in effect on any
Event:                     Distribution Date if on that Distribution Date the
                           60 Day+ Rolling Average equals or exceeds [40.00%] of the prior period's Group 1 Senior Enhancement
                           Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Group 1
                           Mortgage Loans that are 60 or more days delinquent.



Cumulative Loss Trigger    A Cumulative Loss Trigger Event is in effect on any
Event:                     Distribution Date if the aggregate amount of Realized
                           Losses on the Group 1 Mortgage Loans incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate
                           Stated Principal Balance of the Group 1 Mortgage
                           Loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                           Months 25- 36   [0.30]% for the first month, plus an
                                           additional 1/12th of [0.40]% for
                                           each month thereafter
                           Months 37- 48   [0.70]% for the first month, plus an
                                           additional 1/12th of [0.50]% for each
                                           month thereafter
                           Months 49- 60   [1.20]% for the first month, plus an
                                           additional 1/12th of [0.50]% for each
                                           month thereafter
                           Months 61- 72   [1.70]% for the first month, plus an
                                           additional 1/12th of [0.30]% for each
                                           month thereafter
                           Months 73- 84   [2.00]%. for the first month, plus an
                                           additional 1/12th of [0.05]% for each
                                           month thereafter
                           Months 85 and
                              thereafter   [2.05]%.

Step-up Coupons:           For all Offered Certificates the coupon will increase
                           after the Clean-up Call Date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class 1-A Certificates and by 1.5x on all other Group 1 Certificates after the Clean-up
                           Call Date.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

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Class 1-A Pass-Through     The Class 1-A-1, Class 1-A-2, Class 1-A-3 and
Rate: Class 1-A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-M-1 Pass-Through   The Class 1-M-1 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-M-2 Pass-Through   The Class 1-M-2 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-M-3 Pass-Through   The Class 1-M-3 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-M-4 Pass-Through   The Class 1-M-4 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-M-5 Pass-Through   The Class 1-M-5 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-M-6 Pass-Through   The Class 1-M-6 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-B-1 Pass-Through   The Class 1-B-1 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-B-2 Pass-Through   The Class 1-B-2 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Class 1-B-3 Pass-Through   The Class 1-B-3 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the Clean-up Call
                           Date) and (ii) the Net WAC Cap.

Net WAC Cap:               For any Distribution Date, the weighted average of
                           the interest rates for each Group 1 Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual
                           Period.

Swap Payment Rate:         For any Distribution Date, a fraction, the numerator
                           of which is any Net Swap Payment or swap termination payment owed to the Swap Counterparty for such Distribution Date and the denominator of which is the Stated Principal Balance of the Group 1 Mortgage
                           Loans at the beginning of the related due period, multiplied by 12.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
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Class 1-A Basis Risk       As to any Distribution Date, the Basis Risk Carry
Carry Forward Amount:      Forward Amount for each of the Class 1-A Certificates
                           will equal the sum of:
                           (i)   The excess, if any, of interest that would
                                 otherwise be due on such Class at the Class 1-A Pass-Through Rate (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;

                           (ii) Any Class 1-A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the
                                 Class 1-A Pass-Through Rate (without regard to the Net WAC Cap).

Class 1-M-1, 1-M-2,        As to any Distribution Date, the Basis Risk Carry
1-M-3, 1-M-4, 1-M-5,       Forward Amount for each of the Class 1-M-1,
1-M-6, 1-B-1, 1-B-2 and    Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5,
1-B-3 Basis Risk Carry     Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3
Forward Amounts:           Certificates will equal the sum of:
                           (i)   The excess, if any, of interest that would
                                 otherwise be due on such Class at such Class' applicable Pass-Through Rate (without regard to the Net WAC Cap) over interest due to such Class at a rate equal to the Net WAC Cap;
                           (ii)  Any Basis Risk Carry Forward Amount for such
                                 class remaining unpaid for such Certificate from prior Distribution Dates; and
                           (iii) Interest on the amount in clause (ii) at the
                                 Class' applicable Pass-Through Rate (without regard to the Net WAC Cap).

Interest Distributions     On each Distribution Date and after payments of
on Offered Certificates:   Expense Fees, if any, and other expenses, including
                           any Net Swap Payments and any swap termination payment owed to the Swap Counterparty, including, without limitation, any Senior Defaulted Swap
                           Termination Payment, but not including any other swap termination payment due to a default on the part of the Swap Counterparty, interest distributions from the Interest Remittance Amount will be allocated as follows:
                           (i)     Concurrently to the Class 1-A Certificates,
                                   their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, other than Class 1-A Basis Risk Carry Forward Amount, pro rata, based upon their respective entitlements to such amounts;
                           (ii)    To the Class 1-M-1 Certificates, its Accrued
                                   Certificate Interest;
                           (iii)   To the Class 1-M-2 Certificates, its Accrued
                                   Certificate Interest;
                           (iv)    To the Class 1-M-3 Certificates, its Accrued
                                   Certificate Interest;
                           (v)     To the Class 1-M-4 Certificates, its Accrued
                                   Certificate Interest;
                           (vi)    To the Class 1-M-5 Certificates, its Accrued
                                   Certificate Interest;
                           (vii)   To the Class 1-M-6 Certificates, its Accrued
                                   Certificate Interest;
                           (viii)  To the Class 1-B-1 Certificates, its Accrued
                                   Certificate Interest;
                           (ix)    To the Class 1-B-2 Certificates, its Accrued
                                   Certificate Interest;
                           (x)     To the Class 1-B-3 Certificates, its Accrued
                                   Certificate Interest; and
                           (xi)    Any remaining amounts will be distributed
                                   pursuant to the Allocation of Net Monthly
                                   Excess Cashflow.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Principal Distributions    On each Distribution Date (a) prior to the Stepdown
on Offered Certificates:   Date or (b) on which a Trigger Event is in effect,
                           principal distributions from the Principal
                           Distribution Amount will be allocated as follows:
                           (i)     to cover any Net Swap Payments and any swap
                                   termination payments due to the Swap
                                   Counterparty, not previously paid with
                                   Interest Distributions, including, without limitation, any Senior Defaulted Swap Termination Payment, but not including any other swap termination payment due to a default on the part of the Swap Counterparty;
                           (ii)    to the Class 1-A Certificates, allocated
                                   between the Class 1-A Certificates as
                                   described below, until the Class Principal
                                   Balances have been reduced to zero;
                           (iii)   to the Class 1-M-1 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (iv)    to the Class 1-M-2 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (v)     to the Class 1-M-3 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (vi)    to the Class 1-M-4 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (vii)   to the Class 1-M-5 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (viii)  to the Class 1-M-6 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (ix)    to the Class 1-B-1 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (x)     to the Class 1-B-2 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (xi)    to the Class 1-B-3 Certificates, until the
                                   Class Principal Balance has been reduced to zero;
                           (xii)   Any remaining amounts will be distributed
                                   pursuant to the Allocation of Net Monthly
                                   Excess Cashflow.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Principal Distributions    On each Distribution Date (a) on or after the
on Offered Certificates    Stepdown Date and (b) on which a Trigger Event is not
(continued):               in effect, principal distributions from the Principal
                           Distribution Amount will be allocated as follows:
                           (i)    to cover any Net Swap Payment and any swap
                                  termination payments due to the Swap
                                  Counterparty including, without limitation, any Senior Defaulted Swap Termination Payment, not previously paid with Interest Distributions, but not including any other swap termination payment due to a default on the part of the Swap Counterparty;
                           (ii)   to the Class 1-A Certificates, the lesser of
                                  the Principal Distribution Amount and the Class 1-A Principal Distribution Amount, allocated between the Class 1-A Certificates as described below, until the Class Principal Balances thereof have been reduced to zero;
                           (iii)  to the Class 1-M-1 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-M-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (iv)   to the Class 1-M-2 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-M-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (v)    to the Class 1-M-3 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-M-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (vi)   to the Class 1-M-4 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-M-4 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (vii)  to the Class 1-M-5 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-M-5 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (viii) to the Class 1-M-6 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-M-6 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (ix)   to the Class 1-B-1 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-B-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (x)    to the Class 1-B-2 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-B-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (xi)   to the Class 1-B-3 Certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class 1-B-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero; and
                           (xii)  Any remaining amounts will be distributed
                                  pursuant to the Allocation of Net Monthly
                                  Excess Cashflow.


Class 1-A Principal        Any principal distributions allocated concurrently
Allocation:                as follows:

                                1.) [xx.xx%] to the Class 1-A Certificates until
                                    its Class Principal Balance has been reduced to zero,

                                2.) [xx.xx%] sequentially, to the Class 1-A-2,
                                    Class 1-A-3 and Class 1-A-4 Certificates, until their Class Principal Balance has been reduced to zero.

                           Notwithstanding the above, in the event that the Class Principal Balances of all Group 1 Subordinate Classes and the Class OC Certificates have been reduced to zero, principal distributions to the Class 1-A Certificates will be distributed to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, pro rata based upon their respective Class Principal Balances.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Allocation of Net          For any Distribution Date, any Net Monthly Excess
Monthly Excess Cashflow:   Cashflow shall be distributed as follows:
                           (i)     to the Class 1-M-1 Certificates, the unpaid
                                   interest shortfall amount;
                           (ii)    to the Class 1-M-1 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (iii)   to the Class 1-M-2 Certificates, the unpaid
                                   interest shortfall amount;
                           (iv)    to the Class 1-M-2 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (v)     to the Class 1-M-3 Certificates, the unpaid
                                   interest shortfall amount;
                           (vi)    to the Class 1-M-3 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (vii)   to the Class 1-M-4 Certificates, the unpaid
                                   interest shortfall amount;
                           (viii)  to the Class 1-M-4 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (ix)    to the Class 1-M-5 Certificates, the unpaid
                                   interest shortfall amount;
                           (x)     to the Class 1-M-5 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (xi)    to the Class 1-M-6 Certificates, the unpaid
                                   interest shortfall amount;
                           (xii)   to the Class 1-M-6 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (xiii)  to the Class 1-B-1 Certificates, the unpaid
                                   interest shortfall amount;
                           (xiv)   to the Class 1-B-1 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (xv)    to the Class 1-B-2 Certificates, the unpaid
                                   interest shortfall amount;
                           (xvi)   to the Class 1-B-2 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (xvii)  to the Class 1-B-3 Certificates, the unpaid
                                   interest shortfall amount;
                           (xviii) to the Class 1-B-3 Certificates, the
                                   allocated Unreimbursed Realized Loss Amount;
                           (xix)   concurrently, to the Class 1-A Certificates,
                                   pro rata, any Basis Risk Carry Forward Amount for the Class 1-A Certificates;
                           (xx)    sequentially, to Class 1-M-1, Class 1-M-2,
                                   Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
                                   1-M-6, Class 1-B-1, Class 1-B-2 and Class
                                   1-B-3 Certificates, in such order, any Basis
                                   Risk Carry Forward Amount for such classes;
                                   and
                           (xxi)   all remaining amounts to the holders of the
                                   Class OC Certificates.

Unpaid Interest            For any class of Group 1 Certificates and
Shortfalls:                distribution date the sum of interest shortfalls as a
                           result of the Relief Act and Net Prepayment Interest
                           Shortfalls on the Group 1 Mortgage Loans allocated to such class of certificates on that distribution date and such amounts from any prior distribution date remaining unpaid.

Unreimbursed Realized      For any Class of Group 1 Certificates, the portion of
Loss Amount:                any Realized Losses on the Group 1 Mortgage loans
                           previously allocated to that Class remaining unpaid from prior Distribution Dates.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Interest Rate Swap         On the closing date, the trust will enter into an
Agreement:                 interest rate swap agreement with Morgan Stanley
                           Capital Services Inc., the swap counterparty. Under the interest rate swap agreement, with respect to each distribution date to and including the distribution date in March 2011 (the "Swap
                           Termination Date"), the trust will agree to pay to the swap counterparty a fixed payment at a rate of 5.28% per annum, determined on a "30/360" basis (or, in the case of the first distribution date, the number of days in the period from the closing date to the day immediately preceding the first distribution date), and the swap counterparty will agree to pay to the trust a floating payment at a rate of one-month
                           LIBOR (as determined pursuant to the interest rate swap agreement), determined on an "actual/360" basis, in each case calculated on the product of the scheduled notional amount and the multiplier set forth on Schedule A to this term sheet for that distribution date. To the extent that the fixed payment payable by the trust exceeds the floating payment payable by the swap counterparty, amounts otherwise available for payments on the certificates will be applied on or prior to such distribution date to make a net payment to the swap counterparty (such payment by the Trust, a "Net Swap Payment"), and to the extent that the floating payment payable by the swap counterparty exceeds the fixed payment payable by the trust, the swap counterparty will make a net payment to the trust (such payment by the Trust, a "Net Swap Receipt") on or prior to such distribution date. Since amounts payable with respect to the swap agreement will be paid prior to making any distributions to holders of the Group 1 Certificates, Net Swap Receipts will increase and Net Swap Payments will reduce the amount available to make payments on the certificates.

                           The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default under the interest rate swap agreement include, among other things, the following:

                                o failure to pay,
                                o bankruptcy and insolvency events, and
                                o a merger by the Swap Provider without an
                                  assumption of its obligations under the
                                  interest rate swap agreement.

                           Early termination events under the interest rate swap agreement include, among other things:

                                o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),
                                o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of a tax),
                                o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of a tax, in each case, resulting from a merger),
                                o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders,
                                o upon the exercise of the optional termination of the trust by the master servicer or a successful auction as described under
                                "Optional Termination of the Trust Fund by
                                Purchaser or Auction", and
                                o the pooling and servicing agreement is amended without the consent of the Swap Provider and such amendment materially and adversely affects the rights or interests of the Swap Provider.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Interest Rate Swap         In addition to the termination events specified
Agreement (continued):     above, it shall be an additional termination event
                           under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) any of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty
                           Rating or Moody's or Fitch withdraws its ratings of the Swap Provider (or its guarantor) and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):
                                 (1) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;
                                 (2) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider (or its guarantor) pursuant to an amendment to the interest rate swap agreement;
                                 (3) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of the Swap Provider (or its guarantor) under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or
                                 (4) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.
                           It shall also be an additional termination event under the interest rate swap agreement if the Swap
                           Provider (or its guarantor) has its rating by S&P withdrawn, has a rating of less than "BBB-" or "A-3", if applicable, by S&P, has a rating of less than "BBB-" or "F3", if applicable, by Fitch (if rated by Fitch), or has a rating of less than or equal to "A3" or "P-2", if applicable, by Moody's, and within the time period specified in the interest rate swap agreement, the Swap Provider (or its guarantor), while collateralizing its exposure to the trust, (1)
                           (A) fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a replacement counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency
                           Condition and (B) fails to obtain a guaranty of, or a contingent agreement of, another person that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency
                           Condition (a "Substitution Event") or (2) if the Swap
                           Provider it is not able to deliver to the Issuing
                           Entity the financial information, if any, required to be provided by the Issuing Entity under Item 1115(b) of Reg AB, the Swap Provider shall assign its rights and obligations under the interest rate swap agreement to a substitute counterparty, which may be an affiliate of the Swap Provider. If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement. On or after the closing date and so long as the Rating Agency Condition has been satisfied,
                           (i) the trust may, with the consent of the Swap
                           Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced. The interest rate swap agreement is scheduled to terminate by its terms following the swap termination date and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap
                           Provider.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Interest Rate Swap         In the event that, upon the Trust entering into a
Agreement (continued):     replacement interest rate swap agreement following
                           the occurrence of a Downgrade Termination Event, the Trust is entitled to receive a payment from a replacement swap provider, and the Securities
                           Administrator shall direct the replacement swap provider to make such payment to the Swap Account.
                           Any Senior Defaulted Swap Termination Payment shall be made from the Swap Account to the Swap Provider immediately upon receipt of such payment, regardless of whether the date of receipt thereof is a Distribution Date. If the interest rate swap agreement is terminated, swap termination payments may be owed. Any Swap Termination Payment owed to the Swap Provider may include, without limitation, (i) any payments received by the trust as a result of entering into a replacement interest rate swap agreement following an additional termination event resulting from a ratings downgrade of the Swap
                           Counterparty in accordance with the interest rate swap agreement (such payment, a "Replacement Swap
                           Provider Payment"), and (ii) any Swap Termination
                           Payment owed to the Swap Provider (the lesser of clause (i) or (ii) above, the "Senior Defaulted Swap
                           Termination Payment"). To the extent that any payment from a replacement swap provider is made to an account other than the Swap Account, then, any Senior
                           Defaulted Swap Termination Payment shall be paid to the Swap Provider immediately upon receipt of such replacement swap provider, regardless of whether the date of receipt thereof is a Distribution Date. The
                           Swap Provider shall have first priority to any replacement swap termination payments over the payment by the Trust to certificateholders, any servicer, any originator, the Securities
                           Administrator or any other person.

                           Notwithstanding the foregoing, in the event that the Trust receives a swap termination payment, and a successor Swap Provider cannot be obtained, then the Securities Administrator will be required to deposit the swap termination payment into the reserve account that is a sub-account of the Swap Account. On each subsequent Distribution Date (so long as funds are available in the reserve account), the Securities Administrator will be required to withdraw from the reserve account and deposit into the Swap Account an amount equal to the amount of any Net Swap Receipt due the Trust (calculated in accordance with the terms of the original interest rate swap agreement) and treat such amount as a Net Swap Receipt for purposes of determining the distributions from the Swap Account. The remaining amount in the reserve account will remain in that account and not treated as a swap termination payment for purposes of determining the distributions from the Swap Account until the final Swap Termination Date.

                           The sponsor's estimate of maximum probable exposure under the interest rate swap agreement is less than 10% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the cut-off date.

Swap Account:              On or prior to each Distribution Date during which
                           the interest rate swap agreement is in effect, the Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that
                           Distribution Date will be deposited into a trust account ("the Swap Account") established by the Securities Administrator as part of the trust fund.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Swap Payment Priority:     All payments due under the swap agreement and any
                           swap termination payment pursuant to the swap agreement will be deposited into the Swap Account, and allocated in the following order of priority, after giving effect to the Allocation of Net Monthly
                           Excess Cashflow above:
                           (i)    to pay any Net Swap Payment owed to the Swap
                                  Counterparty pursuant to the swap agreement not previously paid;
                           (ii)   to pay any swap termination payment to the
                                  Swap Counterparty, including, without
                                  limitation, any Senior Defaulted Swap
                                  Termination Payment but not including any other swap termination payment due to a default on the part of the Swap Provider not previously paid;
                           (iii)  concurrently, to the Class 1-A-1, Class 1-A-2,
                                  Class 1-A-3 and Class 1-A-4 Certificates,
                                  Current Interest and Carryforward Interest, other than Basis Risk Carryforward Amount, on a pro rata basis, to the extent not yet paid;
                           (iv)   to the Class 1-M-1, Class 1-M-2, Class 1-M-3,
                                  Class 1-M-4, Class 1-M-5, Class 1-M-6, Class
                                  1-B-1, Class 1-B-2 and Class 1-B-3
                                  Certificates, Current Interest and
                                  Carryforward Interest, other than Basis Risk
                                  Carryforward Amount, sequentially and in that order, to the extent not yet paid;
                           (v)    to be paid as principal, in accordance with
                                  the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;
                           (vi)   concurrently, to the Class 1-A-1, Class 1-A-2,
                                  Class 1-A-3 and Class 1-A-4 Certificates, any Basis Risk Carry Forward Amount for such Class up to the respective Swap Payment Allocation, to the extent not yet paid;
                           (vii)  sequentially, to the Class 1-M-1, Class 1-M-2,
                                  Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
                                  1-M-6, Class 1-B-1, Class 1-B-2 and Class
                                  1-B-3 Certificates, any Basis Risk Carry
                                  Forward Amount for such Class up to the
                                  respective Swap Payment Allocation, to the extent not yet paid;
                           (viii) concurrently to Class 1-A Certificates, Class
                                  1-M Certificates, and Class 1-B Certificates, any unpaid Basis Risk Carryforward Amount, pro rata based on need;
                           (ix)   sequentially to the Class 1-M-1, Class 1-M-2,
                                  Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
                                  1-M-6, Class 1-B-1, Class 1-B-2 and Class
                                  1-B-3 Certificates the allocated Unreimbursed Realized Loss Amount, to the extent not yet paid;
                           (x)    to pay any swap termination payment to the
                                  Swap Counterparty, to the extent the
                                  termination is due to a default on the part of the Swap Counterparty; and
                           (xi)   all remaining amounts to the holder of the
                                  Class OC Certificates.

Swap Payment Allocation:   For a given Class of Group 1 Certificates
                           outstanding, a pro rata share of the Net Swap Payment owed by the Swap Counterparty (if any), based on the outstanding Class Principal Balance of that Class.

Senior Defaulted Swap      As of any date, the lesser of (i) any payments
Termination Payment:       received by the Trust as a result of entering into a
                           replacement interest rate swap agreement following an additional termination event resulting from a downgrade of the Swap Counterparty in accordance with the swap agreement and (ii) any swap termination payment owed to the Swap Provider.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

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Available Distribution     The "Available Distribution Amount" for any
Amount: Distribution Date and the Group 1 Certificates will equal the sum of the following amounts:
                           (1) the total amount of all cash received by or on behalf of each Servicer with respect to the Group 1 Mortgage Loans serviced by it and received by the Master Servicer by such Distribution Date and not previously distributed (including Liquidation Proceeds, condemnation proceeds and insurance proceeds), except:
                               o all scheduled payments of principal and related interest collected on the Group 1 Mortgage Loans but due on a date after the related Due Date;
                               o all partial principal prepayments received with respect to the Group 1 Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;
                               o all prepayment penalties received in connection with the Group 1 Mortgage Loans;
                               o all prepayments in full received with respect to the Group 1 Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;
                               o Liquidation Proceeds, condemnation proceeds and insurance proceeds received on such Group 1 Mortgage Loans after the previous calendar month;
                               o all amounts reimbursable to a Servicer pursuant to the terms of the related servicing agreement or the Pooling and Servicing Agreement, as applicable, or to the Master Servicer, the Securities Administrator, the Trustee and/or any Custodian pursuant to the terms of the Pooling and Servicing Agreement or the custody agreements, in each case with respect to the Group 1 Mortgage Loans or otherwise allocable to the Group 1 Certificates;
                               o reinvestment income on the balance of funds, if any, in the custodial accounts or distribution account;
                               o any fees payable to the Servicers and the Master Servicer, in each case with respect to the Group 1 Mortgage Loans; and
                               o all amounts withdrawn from the Reserve Fund;
                           (2) all Monthly Advances on the Group 1 Mortgage Loans made by each Servicer and/or the Master Servicer for that Distribution Date; (3) any amounts paid as "Compensating Interest" with respect to the Group 1 Mortgage Loans by each Servicer and/or the Master Servicer for that Distribution Date; (4) the total amount of any cash deposited in the distribution account in connection with the repurchase of any Group 1 Mortgage Loans by the Seller pursuant to the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreement or the related Originator pursuant to the related Assignment Agreement; and (5) all Subsequent Recoveries received with respect to the Group 1 Mortgage Loans during the related Prepayment Period.


Interest Remittance        For any Distribution Date, the portion of the
Amount:                    Available Distribution Amount for such Distribution
                           Date attributable to interest received or advanced on the Group 1 Mortgage Loans.

Accrued Certificate        For any Distribution Date and each class of Group 1
Interest:                  Certificates, equals the amount of interest accrued
                           during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal Distribution     On any Distribution Date, the sum of (i) the Basic
Amount:                    Principal Distribution Amount and (ii) the Extra
                           Principal Distribution Amount.

Basic Principal            On any Distribution Date, the excess of (i) the
Distribution Amount:       Principal Remittance Amount over (ii) the Excess
                           Subordinated Amount, if any.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Net Monthly Excess         For any Distribution Date is the amount of funds
Cashflow:                  available for distribution on such Distribution Date
                           remaining after making the distributions under "Interest Distributions on Offered Certificates" and
                           "Principal Distributions on Offered Certificates" above.

Extra Principal            For any Distribution Date, the lesser of (i) the
Distribution Amount:       excess of (x) interest collected or advanced with
                           respect to the Group 1 Mortgage Loans with due dates in the related Due Period (less servicing fees and expenses), over (y) the sum of interest payable on the Group 1 Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated        For any Distribution Date, means the excess, if any
Amount:                    of (i) the amount of overcollateralization on that
                           Distribution Date over (ii) the required overcollateralization for such Distribution Date.

Class 1-A Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the aggregate Class Principal Balance
                           of the Class 1-A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.50% and (ii) the aggregate Stated Principal Balance of the Group 1
                           Mortgage Loans as of the last day of the related Due
                           Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$2,216,293].

Class 1-M-1 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date) and (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.30% and
                           (ii) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period over [$2,216,293].

Class 1-M-2 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (iii) the Class Principal Balance of the Class 1-M-2
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 90.00% and (ii) the aggregate Stated
                           Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$2,216,293].

Class 1-M-3 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2
                           Certificates (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Class Principal
                           Balance of the Class 1-M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.50% and
                           (ii) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period over [$2,216,293].


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Class 1-M-4 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2
                           Certificates (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal
                           Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                           Distribution Amount on such Distribution Date) and
                           (v) the Class Principal Balance of the Class 1-M-4
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 92.90% and (ii) the aggregate Stated
                           Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$2,216,293].

Class 1-M-5 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2
                           Certificates (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal
                           Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                           Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                           Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Class Principal
                           Balance of the Class 1-M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.20% and
                           (ii) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period over [$2,216,293].

Class 1-M-6 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2
                           Certificates (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal
                           Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                           Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                           Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Principal
                           Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal
                           Distribution Amount on such Distribution Date) and
                           (vii) the Class Principal Balance of the Class 1-M-6
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 95.30% and (ii) the aggregate Stated
                           Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$2,216,293].


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Class 1-B-1 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2
                           Certificates (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal
                           Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                           Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                           Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Principal
                           Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal
                           Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class 1-M-6
                           Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Class
                           Principal Balance of the Class 1-B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           96.20% and (ii) the aggregate Stated Principal
                           Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group
                           1 Mortgage Loans as of the last day of the related
                           Due Period over [$2,216,293].

Class 1-B-2 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2
                           Certificates (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal
                           Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                           Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                           Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Principal
                           Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal
                           Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class 1-M-6
                           Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Principal
                           Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (ix) the Class Principal Balance of the Class 1-B-2
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 96.90% and (ii) the aggregate Stated
                           Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$2,216,293].


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Class 1-B-3 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2
                           Certificates (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal
                           Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                           Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                           Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Principal
                           Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal
                           Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class 1-M-6
                           Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Principal
                           Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1 Principal
                           Distribution Amount on such Distribution Date), (ix) the Class Principal Balance of the Class 1-B-2
                           Certificates (after taking into account the payment of the Class 1-B-2 Principal Distribution Amount on such Distribution Date) and (x) the Class Principal
                           Balance of the Class 1-B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.90% and
                           (ii) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period over [$2,216,293].

Allocation of Losses:      If on any distribution date, after giving effect to
                           all distributions of principal as described above and allocations of payments from the Swap Account to pay principal as described under "--Swap Payment
                           Priority", the aggregate Class Principal Balances of the Offered Certificates exceeds the aggregate Stated
                           Principal Balance of the Group 1 Mortgage Loans for that distribution date, the Class Principal Balance of the applicable Class 1-M or Class 1-B certificates will be reduced, in inverse order of seniority
                           (beginning with the Class 1-B-3 certificates) by an amount equal to that excess, until that Class
                           Principal Balance is reduced to zero. The Class
                           Principal Balances of Senior Certificates will not be reduced by this excess. This reduction of a Class
                           Principal Balance for Realized Losses is referred to as an "Applied Realized Loss Amount."

                           In the event Applied Realized Loss Amounts are allocated to any class of Group 1 Subordinated Certificates, its Class Principal Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk CarryForward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Principal Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Principal Balance of each Class of Group 1 Subordinate Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid Realized Loss Amount for the applicable class of Subordinated Certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related distribution date.

Trust Tax Status:          One or more REMICs.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


ERISA Eligibility:         Subject to the considerations in the Prospectus and
                           the Free Writing Prospectus, the Offered Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee
                           Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

                           As long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTE") 84-14 (for transactions by independent "qualified professional asset managers"), PTE 91-38 (for transactions by bank collective investment funds), PTE 90-1 (for transactions by insurance company pooled separate accounts), PTE 95-60 (for transactions by insurance company general accounts) or PTE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) the acquisition and holding of the Offered Certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

SMMEA Eligibility:         It is anticipated that the Class 1-A, Class 1-M-1,
                           Class 1-M-2 and Class 1-M-3 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration Statement     This term sheet does not contain all information that
and Prospectus:            is required to be included in a registration
                           statement, or in a base prospectus and prospectus supplement.

                           The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                           The registration statement referred to above
                           (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:

                           http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-000636.txt
                           -----------------------------------------------------------------------------------------

Risk Factors:              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED
                           IN THE REGISTRATION STATEMENT AND IN THE FREE WRITING
                           PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                           SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT
                           IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


Static Pool Information:   Information concerning the sponsor's prior
                           residential mortgage loan securitizations involving fixed- and adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
             http://www.morganstanley.com/institutional/abs_spi/Prime_AltA.html.
                           On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates.
                           Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.




--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                  Weighted Average Life ("WAL") Sensitivity(1)
             To Maturity (of the last maturing Group 1Mortgage Loan)

-----------------------------------------------------------------------------------
       CPR (%)                           15         20          25         30
-----------------------------------------------------------------------------------
1-A-1  WAL (yrs)                        5.52       4.14        3.24       2.62
       First Payment Date            5/25/2006   5/25/2006  5/25/2006   5/25/2006
       Expected Final Maturity       1/25/2033  11/25/2028  11/25/2024  9/25/2021
       Window                         1 - 321     1 - 271    1 - 223     1 - 185
-----------------------------------------------------------------------------------
1-A-2  WAL (yrs)                        2.15       1.58        1.23       1.00
       First Payment Date            5/25/2006   5/25/2006  5/25/2006   5/25/2006
       Expected FinalMaturity        4/25/2011  12/25/2009  2/25/2009   7/25/2008
       Window                           1-60       1-44        1-34       1-27
-----------------------------------------------------------------------------------
1-A-3  WAL (yrs)                        7.68       5.65        4.39       3.50
       First Payment Date            4/25/2011  12/25/2009  2/25/2009   7/25/2008
       Expected Final Maturity       8/25/2017  10/25/2014  11/25/2012  8/25/2011
       Window                         60 - 136   44 - 102    34 - 79     27 - 64
-----------------------------------------------------------------------------------
1-A-4  WAL (yrs)                       16.02       12.33       9.77       7.96
       First Payment Date            8/25/2017  10/25/2014  11/25/2012  8/25/2011
       Expected Final Maturity       1/25/2033  11/25/2028  11/25/2024  9/25/2021
       Window                        136 - 321   102 - 271   79 - 223   64 - 185
-----------------------------------------------------------------------------------
1-M-1  WAL (yrs)                        9.67       7.25        5.76       4.86
       First Payment Date            7/25/2010   6/25/2009  6/25/2009   7/25/2009
       Expected Final Maturity       11/25/2026  5/25/2022  2/25/2019  11/25/2016
       Window                         51 - 247   38 - 193    38 - 154   39 - 127
-----------------------------------------------------------------------------------
1-M-2  WAL (yrs)                        9.62       7.20        5.71       4.82
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   6/25/2009
       Expected Final Maturity       1/25/2026   8/25/2021  7/25/2018   4/25/2016
       Window                         51 - 237   38 - 184    37 - 147   38 - 120
-----------------------------------------------------------------------------------
1-M-3  WAL (yrs)                        9.56       7.15        5.66       4.76
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   6/25/2009
       Expected Final Maturity       12/25/2024  9/25/2020  10/25/2017  8/25/2015
       Window                         51 - 224   38 - 173    37 - 138   38 - 112
-----------------------------------------------------------------------------------
1-M-4  WAL (yrs)                        9.49       7.09        5.61       4.72
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   6/25/2009
       Expected Final Maturity       3/25/2024   1/25/2020  3/25/2017   3/25/2015
       Window                         51 - 215   38 - 165    37 - 131   38 - 107
-----------------------------------------------------------------------------------
1-M-5  WAL (yrs)                        9.40       7.02        5.55       4.67
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       4/25/2023   5/25/2019  8/25/2016   9/25/2014
       Window                         51 - 204   38 - 157    37 - 124   37 - 101
-----------------------------------------------------------------------------------
1-M-6  WAL (yrs)                        9.27       6.92        5.47       4.57
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       4/25/2022   7/25/2018  12/25/2015  2/25/2014
       Window                         51 - 192   38 - 147    37 - 116    37 - 94
-----------------------------------------------------------------------------------
1-B-1  WAL (yrs)                        9.11       6.79        5.36       4.49
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       4/25/2021   9/25/2017  4/25/2015   7/25/2013
       Window                         51 - 180   38 - 137    37 - 108    37 - 87
-----------------------------------------------------------------------------------
1-B-2  WAL (yrs)                        8.92       6.63        5.23       4.38
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       3/25/2020  10/25/2016  7/25/2014  12/25/2012
       Window                         51 - 167   38 - 126    37 - 99     37 - 80
-----------------------------------------------------------------------------------
1-B-3  WAL (yrs)                        8.55       6.33        5.00       4.19
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       2/25/2019  12/25/2015  11/25/2013  5/25/2012
       Window                         51 - 154   38 - 116    37 - 91     37 - 73
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------
       CPR (%)                           35         40          50
-----------------------------------------------------------------------
1-A-1  WAL (yrs)                        2.16       1.80        1.27
       First Payment Date            5/25/2006   5/25/2006  5/25/2006
       Expected Final Maturity       3/25/2019   4/25/2017  6/25/2014
       Window                         1 - 155     1 - 132     1 - 98
-----------------------------------------------------------------------
1-A-2  WAL (yrs)                        0.83       0.71        0.53
       First Payment Date            5/25/2006   5/25/2006  5/25/2006
       Expected Final Maturity       3/25/2008  11/25/2007  6/25/2007
       Window                           1-23       1-19        1-14
-----------------------------------------------------------------------
1-A-3  WAL (yrs)                        2.83       2.29        1.68
       First Payment Date            3/25/2008  11/25/2007  6/25/2007
       Expected Final Maturity       9/25/2010   1/25/2010  8/25/2008
       Window                         23 - 53     19 - 45    14 - 28
-----------------------------------------------------------------------
1-A-4  WAL (yrs)                        6.62       5.60        3.69
       First Payment Date            9/25/2010   1/25/2010  8/25/2008
       Expected Final Maturity       3/25/2019   4/25/2017  6/25/2014
       Window                         53 - 155   45 - 132    28 - 98
-----------------------------------------------------------------------
1-M-1  WAL (yrs)                        4.35       4.08        4.13
       First Payment Date            8/25/2009  10/25/2009  2/25/2010
       Expected Final Maturity       1/25/2015   9/25/2013  10/25/2011
       Window                         40 - 105    42 - 89    46 - 66
-----------------------------------------------------------------------
1-M-2  WAL (yrs)                        4.28       3.97        3.87
       First Payment Date            7/25/2009   8/25/2009  12/25/2009
       Expected Final Maturity       8/25/2014   4/25/2013  7/25/2011
       Window                         39 - 100    40 - 84    44 - 63
-----------------------------------------------------------------------
1-M-3  WAL (yrs)                        4.22       3.90        3.70
       First Payment Date            7/25/2009   8/25/2009  10/25/2009
       Expected Final Maturity       1/25/2014  11/25/2012  2/25/2011
       Window                         39 - 93     40 - 79    42 - 58
-----------------------------------------------------------------------
1-M-4  WAL (yrs)                        4.17       3.83        3.59
       First Payment Date            6/25/2009   7/25/2009  9/25/2009
       Expected Final Maturity       9/25/2013   7/25/2012  12/25/2010
       Window                         38 - 89     39 - 75    41 - 56
-----------------------------------------------------------------------
1-M-5  WAL (yrs)                        4.10       3.78        3.50
       First Payment Date            6/25/2009   6/25/2009  8/25/2009
       Expected Final Maturity       4/25/2013   3/25/2012  8/25/2010
       Window                         38 - 84     38 - 71    40 - 52
-----------------------------------------------------------------------
1-M-6  WAL (yrs)                        4.05       3.68        3.41
       First Payment Date            6/25/2009   6/25/2009  7/25/2009
       Expected Final Maturity       10/25/2012 10/25/2011  5/25/2010
       Window                         38 - 78     38 - 66    39 - 49
-----------------------------------------------------------------------
1-B-1  WAL (yrs)                        3.96       3.62        3.31
       First Payment Date            5/25/2009   6/25/2009  7/25/2009
       Expected Final Maturity       5/25/2012   5/25/2011  1/25/2010
       Window                         37 - 73     38 - 61    39 - 45
-----------------------------------------------------------------------
1-B-2  WAL (yrs)                        3.85       3.55        3.22
       First Payment Date            5/25/2009   6/25/2009  6/25/2009
       Expected Final Maturity       11/25/2011 12/25/2010  10/25/2009
       Window                         37 - 67     38 - 56    38 - 42
-----------------------------------------------------------------------
1-B-3  WAL (yrs)                        3.69       3.37        3.16
       First Payment Date            5/25/2009   5/25/2009  5/25/2009
       Expected Final Maturity       5/25/2011   8/25/2010  6/25/2009
       Window                         37 - 61     37 - 52    37 - 38
-----------------------------------------------------------------------

1. Run using Structuring Assumptions as further described herein



--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


                  Weighted Average Life ("WAL") Sensitivity(1)
                             To Optional Termination

-----------------------------------------------------------------------------------
       CPR (%)                           15         20          25         30
-----------------------------------------------------------------------------------
1-A-1  WAL (yrs)                        5.13       3.80        2.97       2.39
       First Payment Date            5/25/2006   5/25/2006  5/25/2006   5/25/2006
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         1 - 162     1 - 122     1 - 96     1 - 78
-----------------------------------------------------------------------------------
1-A-2  WAL (yrs)                        2.15       1.58        1.23       1.00
       First Payment Date            5/25/2006   5/25/2006  5/25/2006   5/25/2006
       Expected Final Maturity        4/25/2011  12/25/2009  2/25/2009   7/25/2008
       Window                           1-60       1-44        1-34       1-27
-----------------------------------------------------------------------------------
1-A-3  WAL (yrs)                        7.68       5.65        4.39       3.50
       First Payment Date            4/25/2011  12/25/2009  2/25/2009   7/25/2008
       Expected Final Maturity        8/25/2017  10/25/2014  11/25/2012  8/25/2011
       Window                         60 - 136   44 - 102    34 - 79     27 - 64
-----------------------------------------------------------------------------------
1-A-4  WAL (yrs)                       13.12       9.87        7.75       6.29
       First Payment Date            8/25/2017  10/25/2014  11/25/2012  8/25/2011
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                        136 - 162   102 - 122   79 - 96     64 - 78
-----------------------------------------------------------------------------------
1-M-1  WAL (yrs)                        8.94       6.64        5.26       4.46
       First Payment Date            7/25/2010   6/25/2009  6/25/2009   7/25/2009
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         51 - 162   38 - 122    38 - 96     39 - 78
-----------------------------------------------------------------------------------
1-M-2  WAL (yrs)                        8.94       6.64        5.26       4.45
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   6/25/2009
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         51 - 162   38 - 122    37 - 96     38 - 78
-----------------------------------------------------------------------------------
1-M-3  WAL (yrs)                        8.94       6.64        5.25       4.43
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   6/25/2009
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         51 - 162   38 - 122    37 - 96     38 - 78
-----------------------------------------------------------------------------------
1-M-4  WAL (yrs)                        8.94       6.64        5.25       4.43
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   6/25/2009
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         51 - 162   38 - 122    37 - 96     38 - 78
-----------------------------------------------------------------------------------
1-M-5  WAL (yrs)                        8.94       6.64        5.25       4.42
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         51 - 162   38 - 122    37 - 96     37 - 78
-----------------------------------------------------------------------------------
1-M-6  WAL (yrs)                        8.94       6.64        5.25       4.40
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         51 - 162   38 - 122    37 - 96     37 - 78
-----------------------------------------------------------------------------------
1-B-1  WAL (yrs)                        8.94       6.64        5.25       4.40
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         51 - 162   38 - 122    37 - 96     37 - 78
-----------------------------------------------------------------------------------
1-B-2  WAL (yrs)                        8.90       6.62        5.22       4.38
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity       10/25/2019  6/25/2016  4/25/2014  10/25/2012
       Window                         51 - 162   38 - 122    37 - 96     37 - 78
-----------------------------------------------------------------------------------
1-B-3  WAL (yrs)                        8.55       6.33        5.00       4.19
       First Payment Date            7/25/2010   6/25/2009  5/25/2009   5/25/2009
       Expected Final Maturity        2/25/2019  12/25/2015  11/25/2013  5/25/2012
       Window                         51 - 154   38 - 116    37 - 91     37 - 73
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------
       CPR (%)                           35         40          50
-----------------------------------------------------------------------
1-A-1  WAL (yrs)                        1.96       1.63        1.16
       First Payment Date            5/25/2006   5/25/2006  5/25/2006
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                          1 - 64     1 - 54      1 - 40
-----------------------------------------------------------------------
1-A-2  WAL (yrs)                        0.83       0.71        0.53
       First Payment Date            5/25/2006   5/25/2006  5/25/2006
       Expected Final Maturity        3/25/2008  11/25/2007  6/25/2007
       Window                           1-23       1-19        1-14
-----------------------------------------------------------------------
1-A-3  WAL (yrs)                        2.83       2.29        1.68
       First Payment Date            3/25/2008  11/25/2007  6/25/2007
       Expected Final Maturity        9/25/2010   1/25/2010  8/25/2008
       Window                         23 - 53     19 - 45    14 - 28
-----------------------------------------------------------------------
1-A-4  WAL (yrs)                        5.18       4.37        2.90
       First Payment Date            9/25/2010   1/25/2010  8/25/2008
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         53 - 64     45 - 54    28 - 40
-----------------------------------------------------------------------
1-M-1  WAL (yrs)                        3.99       3.78        3.33
       First Payment Date            8/25/2009  10/25/2009  8/25/2009
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         40 - 64     42 - 54    40 - 40
-----------------------------------------------------------------------
1-M-2  WAL (yrs)                        3.95       3.69        3.33
       First Payment Date            7/25/2009   8/25/2009  8/25/2009
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         39 - 64     40 - 54    40 - 40
-----------------------------------------------------------------------
1-M-3  WAL (yrs)                        3.93       3.65        3.33
       First Payment Date            7/25/2009   8/25/2009  8/25/2009
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         39 - 64     40 - 54    40 - 40
-----------------------------------------------------------------------
1-M-4  WAL (yrs)                        3.91       3.61        3.33
       First Payment Date            6/25/2009   7/25/2009  8/25/2009
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         38 - 64     39 - 54    40 - 40
-----------------------------------------------------------------------
1-M-5  WAL (yrs)                        3.89       3.60        3.33
       First Payment Date            6/25/2009   6/25/2009  8/25/2009
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         38 - 64     38 - 54    40 - 40
-----------------------------------------------------------------------
1-M-6  WAL (yrs)                        3.89       3.55        3.31
       First Payment Date            6/25/2009   6/25/2009  7/25/2009
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         38 - 64     38 - 54    39 - 40
-----------------------------------------------------------------------
1-B-1  WAL (yrs)                        3.87       3.55        3.26
       First Payment Date            5/25/2009   6/25/2009  7/25/2009
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         37 - 64     38 - 54    39 - 40
-----------------------------------------------------------------------
1-B-2  WAL (yrs)                        3.83       3.54        3.21
       First Payment Date            5/25/2009   6/25/2009  6/25/2009
       Expected Final Maturity        8/25/2011  10/25/2010  8/25/2009
       Window                         37 - 64     38 - 54    38 - 40
-----------------------------------------------------------------------
1-B-3  WAL (yrs)                        3.69       3.37        3.16
       First Payment Date            5/25/2009   5/25/2009  5/25/2009
       Expected Final Maturity        5/25/2011   8/25/2010  6/25/2009
       Window                         37 - 61     37 - 52    37 - 38
-----------------------------------------------------------------------

1. Run using Structuring Assumptions as further described herein


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                                 Senior Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

           Period               A-1 Cap (%)         A-2 Cap (%)         A-3 Cap (%)         A-4 Cap (%)
-------------------------------------------------------------------------------------------------------------------
                                Actual/360          Actual/360          Actual/360          Actual/360
             0                       -                   -                   -                   -
             1                     20.17               20.06               20.17               20.27
             2                     20.17               20.06               20.17               20.27
             3                     20.17               20.06               20.17               20.27
             4                     20.17               20.06               20.17               20.22
             5                     19.89               19.89               19.89               19.89
             6                     19.70               19.70               19.70               19.70
             7                     19.36               19.36               19.36               19.36
             8                     19.18               19.18               19.18               19.18
             9                     18.85               18.85               18.85               18.85
            10                     18.05               18.05               18.05               18.05
            11                     18.09               18.09               18.09               18.09
            12                     17.37               17.37               17.37               17.37
            13                     17.25               17.25               17.25               17.25
            14                     16.93               16.93               16.93               16.93
            15                     16.84               16.84               16.84               16.84
            16                     16.53               16.53               16.53               16.53
            17                     16.33               16.33               16.33               16.33
            18                     16.25               16.25               16.25               16.25
            19                     15.92               15.92               15.92               15.92
            20                     15.78               15.78               15.78               15.78
            21                     15.39               15.39               15.39               15.39
            22                     15.14               15.14               15.14               15.14
            23                     15.19               15.19               15.19               15.19
            24                     14.69               14.69               14.69               14.69
            25                     14.70               14.70               14.70               14.70
            26                     14.38               14.38               14.38               14.38
            27                     14.43               14.43               14.43               14.43
            28                     14.15                                   14.15               14.15
            29                     13.99                                   13.99               13.99
            30                     14.04                                   14.04               14.04
            31                     13.71                                   13.71               13.71
            32                     13.75                                   13.75               13.75
            33                     13.46                                   13.46               13.46
            34                     12.98                                   12.98               12.98
            35                     13.49                                   13.49               13.49
            36                     12.73                                   12.73               12.73
            37                     28.92                                   28.92               28.92
            38                     13.63                                   13.63               13.63
            39                     13.82                                   13.82               13.82
            40                     13.62                                   13.62               13.62
            41                     13.54                                   13.54               13.54


--------------------------------------------------------------------------------
(1)Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider
(2)Run to maturity assuming 30% CPR, no losses and indices at 20%.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



           Period               A-1 Cap (%)         A-2 Cap (%)         A-3 Cap (%)         A-4 Cap (%)
-------------------------------------------------------------------------------------------------------------------
            42                     13.69                                   13.69               13.69
            43                     13.34                                   13.34               13.34
            44                     13.50                                   13.50               13.50
            45                     13.15                                   13.15               13.15
            46                     13.21                                   13.21               13.21
            47                     13.99                                   13.99               13.99
            48                     13.05                                   13.05               13.05
            49                     13.22                                   13.22               13.22
            50                     12.87                                   12.87               12.87
            51                     13.05                                   13.05               13.05
            52                     12.70                                   12.70               12.70
            53                     12.62                                   12.62               12.62
            54                     12.80                                   12.80               12.80
            55                     12.45                                   12.45               12.45
            56                     12.65                                   12.65               12.65
            57                     12.29                                   12.29               12.29
            58                     12.67                                   12.67               12.67
            59                     14.04                                   14.04               14.04
            60                     12.68                                   12.68               12.68
            61                     12.26                                   12.26               12.26
            62                     11.84                                   11.84               11.84
            63                     12.24                                   12.24               12.24
            64                     11.86                                   11.86               11.86
            65                     11.87                                                       11.87
            66                     12.28                                                       12.28
            67                     11.89                                                       11.89
            68                     12.30                                                       12.30
            69                     11.92                                                       11.92
            70                     11.94                                                       11.94
            71                     12.77                                                       12.77
            72                     11.96                                                       11.96
            73                     12.37                                                       12.37
            74                     11.98                                                       11.98
            75                     12.40                                                       12.40
            76                     12.01                                                       12.01
            77                     12.03                                                       12.03
            78                     12.44                                                       12.44
            79                     12.06                                                       12.06
            80                     12.48                                                       12.48
            81                     12.12                                                       12.12
            82                     12.19                                                       12.19
            83                     13.85                                                       13.85
            84                     12.58                                                       12.58
            85                     13.01                                                       13.01
            86                     12.61                                                       12.61
            87                     13.05                                                       13.05
            88                     12.65                                                       12.65
            89                     12.67                                                       12.67


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



           Period               A-1 Cap (%)         A-2 Cap (%)         A-3 Cap (%)         A-4 Cap (%)
-------------------------------------------------------------------------------------------------------------------
            90                     13.12                                                       13.12
            91                     12.72                                                       12.72
            92                     13.16                                                       13.16
            93                     12.76                                                       12.76
            94                     12.78                                                       12.78
            95                     14.18                                                       14.18
            96                     12.83                                                       12.83
            97                     13.29                                                       13.29
            98                     12.89                                                       12.89
            99                     13.34                                                       13.34
            100                    12.94                                                       12.94
            101                    12.97                                                       12.97
            102                    13.43                                                       13.43
            103                    13.03                                                       13.03
            104                    13.50                                                       13.50
            105                    13.10                                                       13.10
            106                    13.13                                                       13.13
            107                    14.57                                                       14.57
            108                    13.20                                                       13.20
            109                    13.68                                                       13.68
            110                    13.27                                                       13.27
            111                    13.76                                                       13.76
            112                    13.35                                                       13.35
            113                    13.40                                                       13.40
            114                    13.89                                                       13.89
            115                    13.48                                                       13.48
            116                    13.98                                                       13.98
            117                    13.57                                                       13.57
            118                    13.69                                                       13.69
            119                    14.77                                                       14.77
            120                    13.87                                                       13.87
            121                    14.39                                                       14.39
            122                    13.98                                                       13.98
            123                    14.51                                                       14.51
            124                    14.10                                                       14.10
            125                    14.16                                                       14.16
            126                    14.70                                                       14.70
            127                    14.29                                                       14.29
            128                    14.85                                                       14.85
            129                    14.45                                                       14.45
            130                    14.54                                                       14.54
            131                    16.20                                                       16.20
            132                    14.73                                                       14.73
            133                    15.32                                                       15.32
            134                    14.93                                                       14.93
            135                    15.54                                                       15.54
            136                    15.16                                                       15.16
            137                    15.28                                                       15.28


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



           Period               A-1 Cap (%)         A-2 Cap (%)         A-3 Cap (%)         A-4 Cap (%)
-------------------------------------------------------------------------------------------------------------------
            138                    15.92                                                       15.92
            139                    15.53                                                       15.53
            140                    16.20                                                       16.20
            141                    15.82                                                       15.82
            142                    15.97                                                       15.97
            143                    17.86                                                       17.86
            144                    16.30                                                       16.30
            145                    17.03                                                       17.03
            146                    16.67                                                       16.67
            147                    17.43                                                       17.43
            148                    17.08                                                       17.08
            149                    17.31                                                       17.31
            150                    18.13                                                       18.13
            151                    17.79                                                       17.79
            152                    18.66                                                       18.66
            153                    18.35                                                       18.35
            154                    18.65                                                       18.65
            155                    21.00                                                       21.00
            156                    19.32                                                       19.32
            157                    20.34                                                       20.34
            158                    20.09                                                       20.09
            159                    21.20                                                       21.20
            160                    20.97                                                       20.97
            161                    21.47                                                       21.47
            162                    22.74                                                       22.74
            163                    22.60                                                       22.60
            164                    24.01                                                       24.01
            165                    23.93                                                       23.93
            166                    24.70                                                       24.70
            167                    27.30                                                       27.30
            168                    26.47                                                       26.47
            169                    28.43                                                       28.43
            170                    28.67                                                       28.67
            171                    30.98                                                       30.98
            172                    31.46                                                       31.46
            173                    33.15                                                       33.15
            174                    36.27                                                       36.27
            175                    37.36                                                       37.36
            176                    41.37                                                       41.37
            177                    43.22                                                       43.22
            178                    47.09                                                       47.09
            179                    57.46                                                       57.46
            180                    58.01                                                       58.01
            181                    68.25                                                       68.25
            182                    77.07                                                       77.07
            183                    96.23                                                       96.23
            184                   118.66                                                      118.66
            185                   165.54                                                      165.54


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



           Period               A-1 Cap (%)         A-2 Cap (%)         A-3 Cap (%)         A-4 Cap (%)
-------------------------------------------------------------------------------------------------------------------
            186                   289.06                                                      289.06
            187                   2730.34                                                     2730.34




--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                  Subordinate Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period     M-1 Cap(%)   M-2 Cap(%)  M-3 Cap(%)   M-4 Cap(%)   M-5 Cap(%)
--------------------------------------------------------------------------------
              Actual/360   Actual/360  Actual/360   Actual/360   Actual/360
     0            -            -           -            -            -
     1          20.34        20.35       20.36        20.49        20.52
     2          20.34        20.35       20.36        20.49        20.52
     3          20.34        20.35       20.36        20.49        20.52
     4          20.21        20.22       20.22        20.29        20.30
     5          19.80        19.80       19.80        19.80        19.80
     6          19.60        19.60       19.60        19.60        19.60
     7          19.27        19.27       19.27        19.27        19.27
     8          19.08        19.08       19.08        19.08        19.08
     9          18.75        18.75       18.75        18.75        18.75
    10          17.95        17.95       17.95        17.95        17.95
    11          17.97        17.97       17.97        17.97        17.97
    12          17.26        17.26       17.26        17.26        17.26
    13          17.13        17.13       17.13        17.13        17.13
    14          16.81        16.81       16.81        16.81        16.81
    15          16.72        16.72       16.72        16.72        16.72
    16          16.40        16.40       16.40        16.40        16.40
    17          16.20        16.20       16.20        16.20        16.20
    18          16.11        16.11       16.11        16.11        16.11
    19          15.78        15.78       15.78        15.78        15.78
    20          15.63        15.63       15.63        15.63        15.63
    21          15.24        15.24       15.24        15.24        15.24
    22          14.97        14.97       14.97        14.97        14.97
    23          15.01        15.01       15.01        15.01        15.01
    24          14.52        14.52       14.52        14.52        14.52
    25          14.51        14.51       14.51        14.51        14.51
    26          14.20        14.20       14.20        14.20        14.20
    27          14.23        14.23       14.23        14.23        14.23
    28          13.94        13.94       13.94        13.94        13.94
    29          13.78        13.78       13.78        13.78        13.78
    30          13.81        13.81       13.81        13.81        13.81
    31          13.48        13.48       13.48        13.48        13.48
    32          13.50        13.50       13.50        13.50        13.50
    33          13.20        13.20       13.20        13.20        13.20
    34          12.70        12.70       12.70        12.70        12.70
    35          13.18        13.18       13.18        13.18        13.18
    36          12.43        12.43       12.43        12.43        12.43
    37          12.52        12.52       12.52        12.52        12.52
    38          12.52        12.52       12.52        12.52        12.52
    39          12.71        12.71       12.71        12.71        12.71
    40          12.58        12.58       12.58        12.58        12.58


   Period     M-6 Cap(%)   B-1 Cap(%)  B-2 Cap(%)   B-3 Cap(%)
----------------------------------------------------------------
              Actual/360   Actual/360  Actual/360   Actual/360
     0            -            -           -            -
     1          20.57        21.10       21.25        22.15
     2          20.57        21.10       21.25        22.15
     3          20.57        21.10       21.25        22.15
     4          20.33        20.59       20.67        21.12
     5          19.80        19.80       19.80        19.80
     6          19.60        19.60       19.60        19.60
     7          19.27        19.27       19.27        19.27
     8          19.08        19.08       19.08        19.08
     9          18.75        18.75       18.75        18.75
    10          17.95        17.95       17.95        17.95
    11          17.97        17.97       17.97        17.97
    12          17.26        17.26       17.26        17.26
    13          17.13        17.13       17.13        17.13
    14          16.81        16.81       16.81        16.81
    15          16.72        16.72       16.72        16.72
    16          16.40        16.40       16.40        16.40
    17          16.20        16.20       16.20        16.20
    18          16.11        16.11       16.11        16.11
    19          15.78        15.78       15.78        15.78
    20          15.63        15.63       15.63        15.63
    21          15.24        15.24       15.24        15.24
    22          14.97        14.97       14.97        14.97
    23          15.01        15.01       15.01        15.01
    24          14.52        14.52       14.52        14.52
    25          14.51        14.51       14.51        14.51
    26          14.20        14.20       14.20        14.20
    27          14.23        14.23       14.23        14.23
    28          13.94        13.94       13.94        13.94
    29          13.78        13.78       13.78        13.78
    30          13.81        13.81       13.81        13.81
    31          13.48        13.48       13.48        13.48
    32          13.50        13.50       13.50        13.50
    33          13.20        13.20       13.20        13.20
    34          12.70        12.70       12.70        12.70
    35          13.18        13.18       13.18        13.18
    36          12.43        12.43       12.43        12.43
    37          12.52        12.52       12.52        12.52
    38          12.52        12.52       12.52        12.52
    39          12.71        12.71       12.71        12.71
    40          12.58        12.58       12.58        12.58




--------------------------------------------------------------------------------
(1)Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider
(2)Run to maturity assuming 30% CPR, no losses and indices at 20%.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


   Period     M-1 Cap(%)   M-2 Cap(%)  M-3 Cap(%)   M-4 Cap(%)   M-5 Cap(%)
--------------------------------------------------------------------------------
              Actual/360   Actual/360  Actual/360   Actual/360   Actual/360
    41          12.49        12.49       12.49        12.49        12.49
    42          12.61        12.61       12.61        12.61        12.61
    43          12.29        12.29       12.29        12.29        12.29
    44          12.42        12.42       12.42        12.42        12.42
    45          12.10        12.10       12.10        12.10        12.10
    46          12.16        12.16       12.16        12.16        12.16
    47          12.82        12.82       12.82        12.82        12.82
    48          11.99        11.99       11.99        11.99        11.99
    49          12.14        12.14       12.14        12.14        12.14
    50          11.82        11.82       11.82        11.82        11.82
    51          11.96        11.96       11.96        11.96        11.96
    52          11.65        11.65       11.65        11.65        11.65
    53          11.56        11.56       11.56        11.56        11.56
    54          11.72        11.72       11.72        11.72        11.72
    55          11.39        11.39       11.39        11.39        11.39
    56          11.56        11.56       11.56        11.56        11.56
    57          11.23        11.23       11.23        11.23        11.23
    58          11.54        11.54       11.54        11.54        11.54
    59          12.78        12.78       12.78        12.78        12.78
    60          11.54        11.54       11.54        11.54        11.54
    61          11.93        11.93       11.93        11.93        11.93
    62          11.54        11.54       11.54        11.54        11.54
    63          11.93        11.93       11.93        11.93        11.93
    64          11.55        11.55       11.55        11.55        11.55
    65          11.55        11.55       11.55        11.55        11.55
    66          11.93        11.93       11.93        11.93        11.93
    67          11.55        11.55       11.55        11.55        11.55
    68          11.94        11.94       11.94        11.94        11.94
    69          11.55        11.55       11.55        11.55        11.55
    70          11.56        11.56       11.56        11.56        11.56
    71          12.36        12.36       12.36        12.36        12.36
    72          11.56        11.56       11.56        11.56        11.56
    73          11.95        11.95       11.95        11.95        11.95
    74          11.56        11.56       11.56        11.56        11.56
    75          11.95        11.95       11.95        11.95        11.95
    76          11.56        11.56       11.56        11.56        11.56
    77          11.56        11.56       11.56        11.56        11.56
    78          11.95        11.95       11.95        11.95        11.95
    79          11.57        11.57       11.57        11.57        11.57
    80          11.95        11.95       11.95        11.95        11.95
    81          11.60        11.60       11.60        11.60        11.60
    82          11.65        11.65       11.65        11.65        11.65
    83          13.22        13.22       13.22        13.22        13.22
    84          11.98        11.98       11.98        11.98        11.98
    85          12.38        12.38       12.38        12.38        12.38
    86          11.99        11.99       11.99        11.99        11.99
    87          12.39        12.39       12.39        12.39        12.39
    88          11.99        11.99       11.99        11.99        11.99


    Period     M-6 Cap(%)   B-1 Cap(%)  B-2 Cap(%)   B-3 Cap(%)
----------------------------------------------------------------
              Actual/360   Actual/360  Actual/360   Actual/360
    41          12.49        12.49       12.49        12.49
    42          12.61        12.61       12.61        12.61
    43          12.29        12.29       12.29        12.29
    44          12.42        12.42       12.42        12.42
    45          12.10        12.10       12.10        12.10
    46          12.16        12.16       12.16        12.16
    47          12.82        12.82       12.82        12.82
    48          11.99        11.99       11.99        11.99
    49          12.14        12.14       12.14        12.14
    50          11.82        11.82       11.82        11.82
    51          11.96        11.96       11.96        11.96
    52          11.65        11.65       11.65        11.65
    53          11.56        11.56       11.56        11.56
    54          11.72        11.72       11.72        11.72
    55          11.39        11.39       11.39        11.39
    56          11.56        11.56       11.56        11.56
    57          11.23        11.23       11.23        11.23
    58          11.54        11.54       11.54        11.54
    59          12.78        12.78       12.78        12.78
    60          11.54        11.54       11.54        11.54
    61          11.93        11.93       11.93        11.93
    62          11.54        11.54       11.54        11.54
    63          11.93        11.93       11.93        11.93
    64          11.55        11.55       11.55        11.55
    65          11.55        11.55       11.55        11.55
    66          11.93        11.93       11.93        11.93
    67          11.55        11.55       11.55        11.55
    68          11.94        11.94       11.94        11.94
    69          11.55        11.55       11.55        11.55
    70          11.56        11.56       11.56        11.56
    71          12.36        12.36       12.36        12.36
    72          11.56        11.56       11.56        11.56
    73          11.95        11.95       11.95        11.95
    74          11.56        11.56       11.56        11.56
    75          11.95        11.95       11.95
    76          11.56        11.56       11.56
    77          11.56        11.56       11.56
    78          11.95        11.95       11.95
    79          11.57        11.57       11.57
    80          11.95        11.95       11.95
    81          11.60        11.60
    82          11.65        11.65
    83          13.22        13.22
    84          11.98        11.98
    85          12.38        12.38
    86          11.99        11.99
    87          12.39        12.39
    88          11.99


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



   Period     M-1 Cap(%)   M-2 Cap(%)  M-3 Cap(%)   M-4 Cap(%)   M-5 Cap(%)
--------------------------------------------------------------------------------
              Actual/360   Actual/360  Actual/360   Actual/360   Actual/360
    89          11.99        11.99       11.99        11.99        11.99
    90          12.39        12.39       12.39        12.39        12.39
    91          11.99        11.99       11.99        11.99        11.99
    92          12.39        12.39       12.39        12.39        12.39
    93          11.99        11.99       11.99        11.99        11.99
    94          11.99        11.99       11.99        11.99        11.99
    95          13.27        13.27       13.27        13.27        13.27
    96          11.99        11.99       11.99        11.99        11.99
    97          12.39        12.39       12.39        12.39        12.39
    98          11.99        11.99       11.99        11.99        11.99
    99          12.39        12.39       12.39        12.39        12.39
    100         11.99        11.99       11.99        11.99        11.99
    101         11.99        11.99       11.99        11.99        11.99
    102         12.39        12.39       12.39        12.39
    103         11.99        11.99       11.99        11.99
    104         12.39        12.39       12.39        12.39
    105         11.99        11.99       11.99        11.99
    106         11.99        11.99       11.99        11.99
    107         13.27        13.27       13.27        13.27
    108         11.99        11.99       11.99
    109         12.39        12.39       12.39
    110         11.99        11.99       11.99
    111         12.38        12.38       12.38
    112         11.99        11.99       11.99
    113         11.99        11.99       11.99
    114         12.38        12.38
    115         11.99        11.99
    116         12.38        12.38
    117         11.99        11.99
    118         12.04        12.04
    119         12.95        12.95
    120         12.11        12.11
    121         12.52        12.52
    122         12.11
    123         12.52
    124         12.11
    125         12.11
    126         12.52
    127         12.11


    Period     M-6 Cap(%)   B-1 Cap(%)  B-2 Cap(%)   B-3 Cap(%)
----------------------------------------------------------------
              Actual/360   Actual/360  Actual/360   Actual/360
    89          11.99
    90          12.39
    91          11.99
    92          12.39
    93          11.99
    94          11.99
    95          13.27
    96
    97
    98
    99
    100
    101
    102
    103
    104
    105
    106
    107
    108
    109
    110
    111
    112
    113
    114
    115
    116
    117
    118
    119
    120
    121
    122
    123
    124
    125
    126
    127



--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


                                  Schedule A
                          Interest Rate Swap Schedule
                               Swap Rate: 5.28%

-----------------------------------------        ---------------------------------------
             Swap Schedule                              Swap Schedule Continued
-----------------------------------------        ---------------------------------------
Distribution       Swap                          Distribution    Swap
    Date         Notional     Multiplier             Date       Notional     Multiplier
    5/25/2006  60,435,505.84    10                 9/25/2009  5,616,974.98      10
    6/25/2006  57,445,801.65    10                10/25/2009  5,327,816.15      10
    7/25/2006  54,601,577.01    10                11/25/2009  5,052,744.15      10
    8/25/2006  51,895,847.76    10                12/25/2009  4,791,072.93      10
    9/25/2006  49,321,871.60    10                 1/25/2010  4,542,149.82      10
   10/25/2006  46,873,234.40    10                 2/25/2010  4,305,353.94      10
   11/25/2006  44,543,834.22    10                 3/25/2010  4,080,094.64      10
   12/25/2006  42,327,866.12    10                 4/25/2010  3,865,810.03      10
    1/25/2007  40,202,837.57    10                 5/25/2010  3,661,965.57      10
    2/25/2007  36,039,222.11    10                 6/25/2010  3,468,052.77      10
    3/25/2007  34,045,613.43    10                 7/25/2010  3,283,587.88      10
    4/25/2007  31,735,213.53    10                 8/25/2010  3,108,110.71      10
    5/25/2007  30,108,520.47    10                 9/25/2010  2,936,106.69      10
    6/25/2007  28,595,474.08    10                10/25/2010  2,770,704.29      10
    7/25/2007  27,156,116.44    10                11/25/2010  2,577,965.25      10
    8/25/2007  25,786,859.64    10                12/25/2010  2,420,935.87      10
    9/25/2007  24,470,591.39    10                 1/25/2011  1,918,053.96      10
   10/25/2007  23,208,892.34    10                 2/25/2011    237,488.31      10
   11/25/2007  21,973,259.51    10                 3/25/2011     31,113.25      10
   12/25/2007  20,618,284.35    10                 4/25/2011
    1/25/2008  19,283,170.34    10                       and
    2/25/2008  17,639,752.55    10                thereafter          0.00      0
    3/25/2008  16,471,554.94    10
    4/25/2008  15,498,624.16    10
    5/25/2008  14,697,264.13    10
    6/25/2008  13,934,934.36    10
    7/25/2008  13,204,801.02    10
    8/25/2008  12,489,602.47    10
    9/25/2008  11,713,706.34    10
   10/25/2008  11,074,022.63    10
   11/25/2008  10,462,784.85    10
   12/25/2008  9,877,148.73     10
    1/25/2009  9,264,098.33     10
    2/25/2009  7,679,187.53     10
    3/25/2009  7,098,338.90     10
    4/25/2009  6,673,045.44     10
    5/25/2009  6,296,241.00     10
    6/25/2009  6,454,288.40     10
    7/25/2009  6,240,474.81     10
    8/25/2009  5,920,941.84     10
-----------------------------------------        ---------------------------------------

--------------------------------------------------------------------------------
(
--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



Structuring Assumptions

   o the Aggregate Loan Group I Mortgage Loans prepay at the specified constant percentages of the Prepayment Assumption,

   o no defaults in the payment by mortgagors of principal of and interest on the Aggregate Loan Group I Mortgage Loans are experienced,

   o scheduled payments on the Aggregate Loan Group I Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

   o the scheduled monthly payment for each Aggregate Loan Group I Mortgage Loans is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Aggregate Loan Group I Mortgage Loans will amortize in amounts sufficient to repay the remaining principal balance of such Aggregate Loan Group I Mortgage Loans by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

   o prepayments are allocated as described in this preliminary termsheet and in the freewriting prospectus without giving effect to loss and delinquency tests,

   o the initial Class Principal Balance of each Class of Offered Certificates is as set forth on page 2 of this preliminary termsheet,

   o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Aggregate Loan Group I Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

   o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

   o  the Closing Date of the sale of the Certificates is April 28, 2006,

   o neither the Seller nor any Originator is required to repurchase or substitute for any Aggregate Loan Group I Mortgage Loans,

   o the levels of the One-Month LIBOR, Six-Month LIBOR, One-Year LIBOR, and One-Year CMT Indices remain constant at 4.9230%, 5.2201%, 5.3507%, and 4.8711% respectively,

   o the Mortgage Rate on each Aggregate Loan Group I Mortgage Loans with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

   o scheduled monthly payments on each Aggregate Loan Group I Mortgage Loans will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Aggregate Loan Group I Mortgage Loans to equal the fully amortizing payment described above, in some cases, following an interest only period, and

   o Aggregate Loan Group I consists of [203] Mortgage Loans with the following characteristics


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                                                                   Original    Remaining
                               Cut-off                   Current    Term to     Term to
                                 Date        Current       Net      Stated      Stated
               Index          Principal      Mortgage   Mortgage   Maturity    Maturity
  Type          Name         Balance ($)     Rate (%)   Rate (%)   (Months)    (Months)
--------- ----------------- --------------- ----------- ---------- ---------- ------------
ARM       6 Month LIBOR         343,822.67   8.37500     8.00000     360*         358
ARM       6 Month LIBOR         269,685.22   6.95000     6.57500     360*         357
ARM       6 Month LIBOR         646,847.51   7.05731     6.68231     360*         359
ARM       6 Month LIBOR         125,961.21   7.75000     7.37500     360*         359
ARM       6 Month LIBOR         343,859.45   6.75000     6.37500     360*         359
ARM       6 Month LIBOR         181,935.38   7.25000     6.87500     360*         359
ARM       1 Year LIBOR          518,423.23   7.39824     7.02324     360*         359
ARM       1 Year LIBOR           85,600.00   7.62500     7.25000      360         357
ARM       1 Year LIBOR        1,397,597.92   7.84380     7.46880      360         357
ARM       6 Month LIBOR          36,424.15   7.87500     7.50000      360         357
ARM       6 Month LIBOR         159,650.38   7.62500     7.25000      360         357
ARM       6 Month LIBOR       5,909,750.00   7.72250     7.34750      360         358
ARM       6 Month LIBOR       1,895,000.00   7.71042     7.33542      360         357
ARM       6 Month LIBOR       1,132,000.00   7.67845     7.30345      360         358
ARM       6 Month LIBOR       2,750,000.00   7.65091     7.27591      360         357
ARM       6 Month LIBOR         296,800.00   7.62500     7.25000      360         358
ARM       6 Month LIBOR       2,309,234.19   7.31360     6.93860      360         357
ARM       6 Month LIBOR         258,088.69   7.84474     7.46974      360         358
ARM       6 Month LIBOR       2,553,498.66   7.20077     6.82577      360         355
ARM       6 Month LIBOR         414,592.09   7.62500     7.25000      360         357
ARM       6 Month LIBOR         544,348.83   8.29810     7.92310      360         358
ARM       6 Month LIBOR       2,651,084.19   6.69543     6.32043      360         357
ARM       6 Month LIBOR         171,680.33   7.25000     6.87500      360         354
ARM       6 Month LIBOR         266,490.76   6.37500     6.00000      360         354
ARM       6 Month LIBOR         359,650.00   6.62500     6.25000      360         355
ARM       6 Month LIBOR         625,960.00   5.52544     5.15044      360         348
ARM       6 Month LIBOR         270,000.00   7.87500     7.50000      360         355
ARM       6 Month LIBOR       5,838,332.75   7.48083     7.10583      360         356
ARM       6 Month LIBOR         581,600.00   6.20375     5.82875      360         358
ARM       6 Month LIBOR       1,123,093.33   7.95116     7.57616      360         358
ARM       6 Month LIBOR         304,000.00   6.87500     6.50000      360         352
ARM       6 Month LIBOR         541,980.00   5.73384     5.35884      360         353
ARM       6 Month LIBOR         316,000.00   7.25000     6.87500      360         354
ARM       6 Month LIBOR         104,000.00   7.87500     7.50000      360         355
ARM       6 Month LIBOR       1,776,500.00   7.15719     6.78219      360         359
ARM       6 Month LIBOR       2,129,700.00   6.79401     6.41901      360         359
ARM       6 Month LIBOR         548,349.98   6.18427     5.80927      360         357
ARM       6 Month LIBOR       5,864,241.56   7.24508     6.87008      360         356
ARM       6 Month LIBOR       1,000,000.00   7.37500     7.00000      360         358
ARM       6 Month LIBOR       1,510,102.00   7.57757     7.20257      360         357
ARM       6 Month LIBOR         257,718.00   7.75000     7.37500      360         358
ARM       6 Month LIBOR         873,250.00   8.14354     7.76854      360         358
ARM       6 Month LIBOR      12,732,711.96   7.32003     6.94503      360         357
ARM       6 Month LIBOR         215,693.00   6.62500     6.25000      360         354
ARM       6 Month LIBOR         438,750.00   7.62500     7.25000      360         354
ARM       6 Month LIBOR         205,000.00   6.00000     5.62500      360         354
ARM       1 Year LIBOR          142,770.88   7.50000     7.12500      360         356
ARM       1 Year LIBOR          757,567.99   7.69493     7.31993      360         357
ARM       1 Year LIBOR           95,857.05   7.50000     7.12500      360         358
ARM       1 Year LIBOR          530,519.97   6.50000     6.12500      360         359
ARM       1 Year LIBOR          981,177.68   5.68115     5.30615      360         351
ARM       1 Year LIBOR          494,891.73   5.87500     5.50000      360         354
ARM       1 Year LIBOR          143,919.44   6.00000     5.62500      360         352
ARM       1 Year LIBOR        4,741,809.61   5.86791     5.49291      360         352
ARM       1 Year LIBOR          180,173.87   6.00000     5.62500      360         350
ARM       1 Year LIBOR        3,221,084.95   6.40322     6.02822      360         358
ARM       1 Year LIBOR          253,600.00   6.50000     6.12500      360         359
ARM       1 Year LIBOR          417,000.00   7.50000     7.12500      360         358


                               Initial      Subsequent               Maximum     Minimum
                               Periodic      Periodic     Gross     Mortgage    Mortgage
               Index             Rate          Rate       Margin      Rate        Rate
  Type          Name           Cap (%)        Cap (%)      (%)         (%)         (%)
--------- ----------------- --------------- ------------ --------- ------------ ----------
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    14.37500     8.37500
ARM       6 Month LIBOR        3.00000        1.00000    5.37500    12.95000     6.95000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.05731     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.75000     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    12.75000     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.25000     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.39824     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.62500     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.57127    13.84380     2.57127
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    13.87500     2.75000
ARM       6 Month LIBOR        6.00000        2.00000    2.75000    13.62500     2.75000
ARM       6 Month LIBOR        6.00000        1.88825    2.36956    13.72250     2.36956
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.71042     2.25000
ARM       6 Month LIBOR        6.00000        1.42756    2.75000    13.67845     2.75000
ARM       6 Month LIBOR        6.00000        1.39636    2.75000    13.65091     2.75000
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    13.62500     2.75000
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.31360     6.98765
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.84474     7.42081
ARM       6 Month LIBOR        3.00000        1.00000    4.66635    12.58007     4.86071
ARM       6 Month LIBOR        3.00000        1.00000    2.75000    13.62500     2.75000
ARM       6 Month LIBOR        3.00000        1.00000    5.00000    14.29810     8.29810
ARM       6 Month LIBOR        3.00000        1.00000    3.63620    12.54319     4.19361
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    13.25000     2.75000
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    12.37500     2.75000
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    12.62500     6.62500
ARM       6 Month LIBOR        3.00000        1.00000    3.36544    12.52544     3.36544
ARM       6 Month LIBOR        6.00000        2.00000    5.00000    13.87500     5.00000
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.42237     7.38320
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    12.20375     6.20375
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.95116     7.95116
ARM       6 Month LIBOR        3.00000        1.00000    3.00000    12.87500     3.00000
ARM       6 Month LIBOR        3.00000        1.00000    4.81178    11.73384     5.73384
ARM       6 Month LIBOR        5.00000        1.00000    2.25000    12.25000     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    5.00000    13.87500     7.87500
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.15719     6.58042
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    12.79401     6.14729
ARM       6 Month LIBOR        2.75000        1.00000    2.25000     8.93427     2.25000
ARM       6 Month LIBOR        3.00000        1.00000    3.77659    12.59140     4.54721
ARM       6 Month LIBOR        3.00000        1.00000    2.75000    13.37500     2.75000
ARM       6 Month LIBOR        3.00000        1.00000    4.31685    13.57757     6.09893
ARM       6 Month LIBOR        3.00000        1.00000    5.00000    12.75000     5.00000
ARM       6 Month LIBOR        3.00000        1.00000    5.00000    14.14354     8.14354
ARM       6 Month LIBOR        3.00000        1.00000    4.14990    13.09029     5.85799
ARM       6 Month LIBOR        5.25000        1.00000    2.87500    12.62500     3.62500
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    13.62500     2.75000
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    12.00000     2.75000
ARM       1 Year LIBOR         2.00000        2.00000    2.25000    13.50000     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.69493     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.50000     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.50000     2.25000
ARM       1 Year LIBOR         2.00000        2.00000    2.27356    11.17666     2.27356
ARM       1 Year LIBOR         3.00000        2.00000    2.75000    11.87500     2.75000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.00000     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    11.86791     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.00000     2.25000
ARM       1 Year LIBOR         2.00000        2.04595    2.40274    12.15216     2.59333
ARM       1 Year LIBOR         2.00000        2.00000    3.25000    12.50000     3.25000
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    12.50000     2.25000


                                               Rate       Remaining
                              Months to        Reset     Interest-Only
               Index          Next Rate      Frequency      Period
  Type          Name          Adjustment     (Months)      (Months)     Group
--------- ----------------- --------------- ------------ ------------- --------
ARM       6 Month LIBOR           22             6           N/A          1
ARM       6 Month LIBOR           21             6           N/A          1
ARM       6 Month LIBOR           59             6           N/A          1
ARM       6 Month LIBOR           59             6           N/A          1
ARM       6 Month LIBOR           59             6           N/A          1
ARM       6 Month LIBOR           59             6           N/A          1
ARM       1 Year LIBOR            83            12           N/A          1
ARM       1 Year LIBOR           117            12           117          1
ARM       1 Year LIBOR           117            12           117          1
ARM       6 Month LIBOR          117             6           N/A          1
ARM       6 Month LIBOR          117             6           N/A          1
ARM       6 Month LIBOR          118             6           118          1
ARM       6 Month LIBOR          117             6           117          1
ARM       6 Month LIBOR          118             6           118          1
ARM       6 Month LIBOR          117             6           117          1
ARM       6 Month LIBOR          118             6           118          1
ARM       6 Month LIBOR           21             6           N/A          1
ARM       6 Month LIBOR           22             6           N/A          1
ARM       6 Month LIBOR           19             6           N/A          1
ARM       6 Month LIBOR           21             6           N/A          1
ARM       6 Month LIBOR           22             6           N/A          1
ARM       6 Month LIBOR           21             6           N/A          1
ARM       6 Month LIBOR           18             6           N/A          1
ARM       6 Month LIBOR           18             6           N/A          1
ARM       6 Month LIBOR           19             6            19          1
ARM       6 Month LIBOR           12             6            12          1
ARM       6 Month LIBOR           19             6            19          1
ARM       6 Month LIBOR           20             6            56          1
ARM       6 Month LIBOR           22             6            58          1
ARM       6 Month LIBOR           22             6            58          1
ARM       6 Month LIBOR           16             6            52          1
ARM       6 Month LIBOR           17             6            53          1
ARM       6 Month LIBOR           18             6            54          1
ARM       6 Month LIBOR           19             6            55          1
ARM       6 Month LIBOR           23             6           119          1
ARM       6 Month LIBOR           23             6           119          1
ARM       6 Month LIBOR           21             6           117          1
ARM       6 Month LIBOR           20             6           116          1
ARM       6 Month LIBOR           22             6           118          1
ARM       6 Month LIBOR           21             6           117          1
ARM       6 Month LIBOR           22             6           118          1
ARM       6 Month LIBOR           22             6           118          1
ARM       6 Month LIBOR           21             6           117          1
ARM       6 Month LIBOR           18             6           114          1
ARM       6 Month LIBOR           18             6           114          1
ARM       6 Month LIBOR           18             6           114          1
ARM       1 Year LIBOR            32            12           N/A          1
ARM       1 Year LIBOR            33            12           N/A          1
ARM       1 Year LIBOR            34            12           N/A          1
ARM       1 Year LIBOR            35            12           N/A          1
ARM       1 Year LIBOR            27            12            27          1
ARM       1 Year LIBOR            30            12            30          1
ARM       1 Year LIBOR            28            12            28          1
ARM       1 Year LIBOR            28            12            28          1
ARM       1 Year LIBOR            26            12            26          1
ARM       1 Year LIBOR            34            12           118          1
ARM       1 Year LIBOR            35            12           119          1
ARM       1 Year LIBOR            34            12           118          1


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                                                                   Original    Remaining
                               Cut-off                   Current    Term to     Term to
                                 Date        Current       Net      Stated      Stated
               Index          Principal      Mortgage   Mortgage   Maturity    Maturity
  Type          Name         Balance ($)     Rate (%)   Rate (%)   (Months)    (Months)
--------- ----------------- --------------- ----------- ---------- ---------- ------------
ARM       1 Year LIBOR        3,405,376.57   6.70867     6.33367      360         356
ARM       1 Year LIBOR           66,400.00   6.62500     6.25000      360         356
ARM       6 Month LIBOR       1,696,906.95   7.94197     7.56697      360         357
ARM       6 Month LIBOR         651,686.21   8.69902     8.32402      360         358
ARM       6 Month LIBOR       3,347,827.08   7.17775     6.80275      360         357
ARM       6 Month LIBOR         317,571.77   7.75000     7.37500      360         357
ARM       6 Month LIBOR       1,257,095.79   7.26416     6.88916      360         355
ARM       6 Month LIBOR         179,383.17   8.87500     8.50000      360         354
ARM       6 Month LIBOR         165,406.61   7.75000     7.37500      360         355
ARM       6 Month LIBOR         127,607.99   7.39000     7.01500      360         356
ARM       6 Month LIBOR       1,563,778.33   7.20727     6.83227      360         358
ARM       6 Month LIBOR         769,061.76   7.24359     6.86859      360         356
ARM       6 Month LIBOR       1,128,300.00   6.75000     6.37500      360         359
ARM       6 Month LIBOR       8,937,954.36   7.91142     7.53642      360         357
ARM       6 Month LIBOR       1,268,620.00   7.88343     7.50843      360         358
ARM       6 Month LIBOR         986,760.00   7.05209     6.67709      360         358
ARM       6 Month LIBOR      33,522,963.16   7.35410     6.97910      360         357
ARM       6 Month LIBOR         584,000.00   7.04452     6.66952      360         358
ARM       6 Month LIBOR         321,750.00   6.37500     6.00000      360         360
ARM       6 Month LIBOR       2,232,578.86   7.55807     7.18307      360         357
ARM       6 Month LIBOR         116,000.00   7.75000     7.37500      360         357
ARM       6 Month LIBOR       1,576,200.00   7.08199     6.70699      360         357
ARM       6 Month LIBOR         304,879.00   7.75000     7.37500      360         356
ARM       6 Month LIBOR       3,364,565.40   6.75709     6.38209      360         357
ARM       6 Month LIBOR         296,852.54   7.62500     7.25000      360         353
ARM       6 Month LIBOR         460,000.00   6.62500     6.25000      360         354
ARM       6 Month LIBOR         664,000.00   6.78313     6.40813      360         353
ARM       1 Year LIBOR          984,927.71   6.50000     6.12500      360         357
ARM       1 Year LIBOR          211,380.38   7.62500     7.25000      360         356
ARM       1 Year LIBOR          411,445.27   8.00000     7.62500      360         358
ARM       1 Year LIBOR          672,790.39   6.67908     6.30408      360         358
ARM       1 Year LIBOR          468,830.67   6.26069     5.88569      360         358
ARM       1 Year LIBOR        7,806,948.72   6.93507     6.56007      360         357
ARM       1 Year LIBOR          155,450.59   7.00000     6.62500      360         354
ARM       1 Year LIBOR          446,149.53   6.25000     5.87500      360         358
ARM       1 Year CMT            188,522.92   6.62500     6.25000      360         354
ARM       1 Year LIBOR          593,850.00   6.67931     6.30431      360         357
ARM       1 Year LIBOR        1,136,000.00   6.75475     6.37975      360         357
ARM       1 Year LIBOR          283,241.00   6.62500     6.25000      360         354
ARM       1 Year LIBOR          851,537.00   8.25000     7.87500      360         358
ARM       1 Year LIBOR          157,150.00   8.25000     7.87500      360         352
ARM       1 Year LIBOR          901,820.00   6.90691     6.53191      360         358
ARM       1 Year LIBOR          400,000.00   6.75000     6.37500      360         359
ARM       1 Year LIBOR          124,000.00   6.75000     6.37500      360         354
ARM       1 Year LIBOR          288,000.00   6.62500     6.25000      360         352
ARM       1 Year LIBOR        5,901,059.74   7.05760     6.68260      360         358
ARM       1 Year LIBOR          496,000.00   6.65000     6.27500      360         358
ARM       1 Year CMT          1,696,142.76   6.75781     6.38281      360         354
ARM       1 Year LIBOR          381,520.00   6.75000     6.37500      360         357
ARM       1 Year LIBOR        1,061,374.26   6.79266     6.54266      360         356
ARM       1 Year LIBOR        7,442,105.00   7.04688     6.67188      360         358
ARM       1 Year LIBOR          153,550.00   7.37500     7.00000      360         357
ARM       1 Year LIBOR          186,825.00   7.87500     7.50000      360         356
ARM       1 Year LIBOR          714,000.00   7.30357     6.92857      360         356
ARM       1 Year LIBOR          232,000.00   5.62500     5.25000      360         352
ARM       1 Year LIBOR        5,466,342.00   6.34352     5.96852      360         358
ARM       1 Year LIBOR          527,750.00   6.80773     6.43273      360         355
ARM       1 Year LIBOR          174,200.00   6.50000     6.12500      360         357
ARM       1 Year LIBOR       35,127,827.21   6.95405     6.57905      360         357
ARM       1 Year LIBOR          178,500.00   7.00000     6.62500      360         358
ARM       1 Year LIBOR        9,144,532.87   6.60456     6.22956      360         357


                               Initial      Subsequent               Maximum     Minimum
                               Periodic      Periodic     Gross     Mortgage    Mortgage
               Index             Rate          Rate       Margin      Rate        Rate
  Type          Name           Cap (%)        Cap (%)      (%)         (%)         (%)
--------- ----------------- --------------- ------------ --------- ------------ ----------
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.70867     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.62500     2.25000
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.94197     7.94197
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    14.69902     8.69902
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.17775     7.17775
ARM       6 Month LIBOR        2.75000        1.00000    5.00000    10.50000     5.00000
ARM       6 Month LIBOR        3.00000        1.00000    3.38561    12.55024     3.38561
ARM       6 Month LIBOR        3.00000        1.00000    4.50000    13.87500     4.50000
ARM       6 Month LIBOR        3.00000        1.00000    5.00000    12.75000     5.00000
ARM       6 Month LIBOR        3.00000        1.00000    4.74000    13.39000     7.39000
ARM       6 Month LIBOR        3.00000        1.00000    3.86117    13.11091     4.80930
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.24359     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    12.75000     2.25000
ARM       6 Month LIBOR        2.00000        2.00000    4.91754    13.91142     7.91142
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.88343     7.88343
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    13.05209     7.05209
ARM       6 Month LIBOR        2.00000        2.00000    4.96527    13.35410     7.35410
ARM       6 Month LIBOR        2.00000        2.00000    3.75685    11.23630     3.75685
ARM       6 Month LIBOR        2.00000        2.00000    5.00000    12.37500     5.00000
ARM       6 Month LIBOR        3.00000        1.00000    3.65852    12.55807     3.65852
ARM       6 Month LIBOR        3.00000        1.00000    5.00000    12.75000     5.00000
ARM       6 Month LIBOR        3.00000        1.00000    2.56722    12.85252     2.56722
ARM       6 Month LIBOR        5.25000        2.00000    2.25000    13.00000     2.25000
ARM       6 Month LIBOR        6.00000        1.85492    2.52866    12.75709     2.59135
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    13.62500     2.75000
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    12.62500     2.75000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    12.78313     2.25000
ARM       1 Year LIBOR         2.00000        2.00000    2.25000    12.50000     2.25000
ARM       1 Year LIBOR         3.00000        1.00000    2.50000    13.62500     2.50000
ARM       1 Year LIBOR         5.00000        1.00000    2.25000    13.00000     2.25000
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    11.67908     2.25000
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    11.26069     2.25000
ARM       1 Year LIBOR         6.00000        2.01110    2.24535    12.93507     2.35666
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.00000     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.25000     2.25000
ARM       1 Year CMT           2.00000        2.00000    2.87500    11.62500     2.87500
ARM       1 Year LIBOR         2.00000        2.00000    2.25000    12.67931     3.50515
ARM       1 Year LIBOR         2.00000        2.00000    2.34718    12.75475     2.58662
ARM       1 Year LIBOR         4.50000        2.00000    2.75000    12.12500     2.75000
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    13.25000     2.25000
ARM       1 Year LIBOR         5.00000        1.00000    2.75000    14.25000     2.75000
ARM       1 Year LIBOR         5.00000        1.68686    2.25000    11.90691     2.25000
ARM       1 Year LIBOR         5.00000        2.00000    3.25000    11.75000     3.25000
ARM       1 Year LIBOR         5.52500        2.00000    2.25000    12.75000     2.25000
ARM       1 Year LIBOR         5.75000        2.00000    2.25000    12.37500     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.05760     2.38086
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.65000     6.65000
ARM       1 Year CMT           5.00000        2.00000    2.93371    12.75781     2.93371
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.75000     2.25000
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    11.79266     2.25000
ARM       1 Year LIBOR         5.00000        1.95512    2.40375    12.04688     2.49827
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    12.37500     2.37500
ARM       1 Year LIBOR         5.00000        1.00000    2.25000    12.87500     2.25000
ARM       1 Year LIBOR         5.00000        1.32773    2.25000    12.30357     2.25000
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    10.62500     2.25000
ARM       1 Year LIBOR         5.00000        2.03361    2.25000    11.34352     2.29211
ARM       1 Year LIBOR         5.50000        2.00000    2.25000    12.30773     2.25000
ARM       1 Year LIBOR         5.75000        2.00000    2.25000    12.50000     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.27104    12.95405     2.27579
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.00000     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    12.60456     2.25000


                                               Rate       Remaining
                              Months to        Reset     Interest-Only
               Index          Next Rate      Frequency      Period
  Type          Name          Adjustment     (Months)      (Months)     Group
--------- ----------------- --------------- ------------ ------------- --------
ARM       1 Year LIBOR            32            12           116          1
ARM       1 Year LIBOR            32            12           116          1
ARM       6 Month LIBOR           33             6           N/A          1
ARM       6 Month LIBOR           34             6           N/A          1
ARM       6 Month LIBOR           33             6           N/A          1
ARM       6 Month LIBOR           33             6           N/A          1
ARM       6 Month LIBOR           31             6           N/A          1
ARM       6 Month LIBOR           30             6           N/A          1
ARM       6 Month LIBOR           31             6           N/A          1
ARM       6 Month LIBOR           32             6           N/A          1
ARM       6 Month LIBOR           34             6           N/A          1
ARM       6 Month LIBOR           32             6           N/A          1
ARM       6 Month LIBOR           35             6            35          1
ARM       6 Month LIBOR           33             6            57          1
ARM       6 Month LIBOR           34             6            58          1
ARM       6 Month LIBOR           34             6            58          1
ARM       6 Month LIBOR           33             6            57          1
ARM       6 Month LIBOR           34             6           118          1
ARM       6 Month LIBOR           36             6           120          1
ARM       6 Month LIBOR           33             6           117          1
ARM       6 Month LIBOR           33             6           117          1
ARM       6 Month LIBOR           33             6           117          1
ARM       6 Month LIBOR           32             6           116          1
ARM       6 Month LIBOR           33             6           117          1
ARM       6 Month LIBOR           29             6           113          1
ARM       6 Month LIBOR           30             6           114          1
ARM       6 Month LIBOR           29             6           113          1
ARM       1 Year LIBOR            57            12           N/A          1
ARM       1 Year LIBOR            56            12           N/A          1
ARM       1 Year LIBOR            58            12           N/A          1
ARM       1 Year LIBOR            58            12           N/A          1
ARM       1 Year LIBOR            58            12           N/A          1
ARM       1 Year LIBOR            57            12           N/A          1
ARM       1 Year LIBOR            54            12           N/A          1
ARM       1 Year LIBOR            58            12           N/A          1
ARM       1 Year CMT              54            12           N/A          1
ARM       1 Year LIBOR            57            12            57          1
ARM       1 Year LIBOR            57            12            57          1
ARM       1 Year LIBOR            54            12            54          1
ARM       1 Year LIBOR            58            12            58          1
ARM       1 Year LIBOR            52            12            52          1
ARM       1 Year LIBOR            58            12            58          1
ARM       1 Year LIBOR            59            12            59          1
ARM       1 Year LIBOR            54            12            54          1
ARM       1 Year LIBOR            52            12            52          1
ARM       1 Year LIBOR            58            12            58          1
ARM       1 Year LIBOR            58            12            58          1
ARM       1 Year CMT              54            12            54          1
ARM       1 Year LIBOR            57            12            69          1
ARM       1 Year LIBOR            56            12           116          1
ARM       1 Year LIBOR            58            12           118          1
ARM       1 Year LIBOR            57            12           117          1
ARM       1 Year LIBOR            56            12           116          1
ARM       1 Year LIBOR            56            12           116          1
ARM       1 Year LIBOR            52            12           112          1
ARM       1 Year LIBOR            58            12           118          1
ARM       1 Year LIBOR            55            12           115          1
ARM       1 Year LIBOR            57            12           117          1
ARM       1 Year LIBOR            57            12           117          1
ARM       1 Year LIBOR            58            12           118          1
ARM       1 Year LIBOR            57            12           117          1


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                                                                   Original    Remaining
                               Cut-off                   Current    Term to     Term to
                                 Date        Current       Net      Stated      Stated
               Index          Principal      Mortgage   Mortgage   Maturity    Maturity
  Type          Name         Balance ($)     Rate (%)   Rate (%)   (Months)    (Months)
--------- ----------------- --------------- ----------- ---------- ---------- ------------
ARM       6 Month LIBOR         298,663.27   5.50000     5.12500      360         356
ARM       6 Month LIBOR         347,468.77   7.37500     7.00000      360         358
ARM       6 Month LIBOR      11,461,354.88   7.08479     6.70979      360         356
ARM       6 Month LIBOR       1,474,648.08   6.58090     6.20590      360         356
ARM       6 Month LIBOR         197,995.63   7.12500     6.75000      360         355
ARM       6 Month LIBOR         143,465.80   6.62500     6.25000      360         354
ARM       6 Month LIBOR      17,084,201.78   7.55740     7.18240      360         357
ARM       6 Month LIBOR         690,060.15   5.91405     5.53905      360         353
ARM       6 Month LIBOR         203,248.41   6.75000     6.37500      360         358
ARM       6 Month LIBOR         688,927.95   6.14323     5.76823      360         354
ARM       6 Month LIBOR       9,588,419.29   7.21814     6.84314      360         357
ARM       6 Month LIBOR         350,000.00   5.75000     5.37500      360         356
ARM       6 Month LIBOR       1,033,200.00   6.73759     6.48759      360         354
ARM       6 Month LIBOR       1,984,261.97   6.92774     6.55274      360         354
ARM       6 Month LIBOR         314,999.99   6.12500     5.75000      360         353
ARM       6 Month LIBOR       1,316,000.00   7.20593     6.83093      360         358
ARM       6 Month LIBOR      19,349,699.71   7.25720     6.88220      360         357
ARM       6 Month LIBOR         388,000.00   8.49098     8.11598      360         358
ARM       6 Month LIBOR         351,750.00   6.62500     6.25000      360         357
ARM       6 Month LIBOR       3,483,100.00   7.52422     7.14922      360         358
ARM       6 Month LIBOR       1,486,850.00   8.76255     8.38755      360         358
ARM       6 Month LIBOR         858,392.00   7.37432     6.99932      360         358
ARM       6 Month LIBOR         826,000.00   6.70850     6.33350      360         357
ARM       6 Month LIBOR      31,164,358.60   6.96169     6.58669      360         356
ARM       6 Month LIBOR       2,046,747.43   6.88839     6.51339      360         356
ARM       6 Month LIBOR       9,062,836.01   6.49014     6.11514      360         356
ARM       6 Month LIBOR         182,319.25   7.37500     7.00000      360         355
ARM       6 Month LIBOR         250,320.00   7.85283     7.47783      360         355
ARM       6 Month LIBOR       5,547,298.63   6.93205     6.55705      360         357
ARM       6 Month LIBOR         415,760.00   7.37500     7.00000      360         359
ARM       6 Month LIBOR         343,920.00   7.75000     7.37500      360         356
ARM       6 Month LIBOR         461,720.00   6.75000     6.37500      360         358
ARM       6 Month LIBOR      72,604,035.79   7.34443     6.96943      360         357
ARM       6 Month LIBOR         431,200.00   6.25000     5.87500      360         358
ARM       6 Month LIBOR       6,642,438.43   6.81475     6.43975      360         357
ARM       6 Month LIBOR         201,920.00   6.50000     6.12500      360         358
ARM       6 Month LIBOR       1,321,509.71   6.03149     5.65649      360         355
ARM       6 Month LIBOR       2,515,245.00   7.11122     6.73622      360         356
ARM       6 Month LIBOR      83,333,938.58   7.24094     6.86594      360         357
ARM       6 Month LIBOR         630,000.00   6.92262     6.54762      360         359
ARM       6 Month LIBOR       1,014,000.00   6.91026     6.53526      360         359
ARM       1 Year LIBOR          348,004.94   7.48177     7.10677      360         356
ARM       1 Year LIBOR        1,702,791.90   7.61682     7.24182      360         358
ARM       1 Year LIBOR          288,216.51   7.57940     7.20440      360         357
ARM       1 Year LIBOR          347,900.00   7.19255     6.81755      360         355
ARM       1 Year LIBOR        2,186,845.66   7.56329     7.18829      360         358
ARM       1 Year LIBOR          550,000.00   7.25000     6.87500      360         358
ARM       1 Year LIBOR        5,863,311.08   7.50565     7.13065      360         358
ARM       1 Year LIBOR          560,000.00   7.62500     7.25000      360         359
ARM       6 Month LIBOR         146,030.72   8.12500     7.75000      360         354
ARM       6 Month LIBOR       2,031,019.82   7.37050     6.99550      360         358
ARM       6 Month LIBOR         446,945.21   7.25000     6.87500      360         357
ARM       6 Month LIBOR       1,715,572.96   7.25000     6.87500      360         356
ARM       6 Month LIBOR         229,568.00   7.37500     7.00000      360         354
ARM       6 Month LIBOR         335,000.00   7.50000     7.12500      360         358
ARM       6 Month LIBOR         428,000.00   7.25000     6.87500      360         358
ARM       6 Month LIBOR         499,000.00   7.25000     6.87500      360         359
ARM       6 Month LIBOR      14,120,329.63   7.37917     7.00417      360         358
ARM       6 Month LIBOR       4,298,700.00   7.27267     6.89767      360         358
ARM       6 Month LIBOR         650,000.00   7.25000     6.87500      360         359
ARM       6 Month LIBOR       1,715,000.00   7.50000     7.12500      360         356


                               Initial      Subsequent               Maximum     Minimum
                               Periodic      Periodic     Gross     Mortgage    Mortgage
               Index             Rate          Rate       Margin      Rate        Rate
  Type          Name           Cap (%)        Cap (%)      (%)         (%)         (%)
--------- ----------------- --------------- ------------ --------- ------------ ----------
ARM       6 Month LIBOR        2.00000        1.00000    2.75000    11.50000     2.75000
ARM       6 Month LIBOR        3.00000        1.00000    5.00000    13.37500     7.37500
ARM       6 Month LIBOR        5.00000        1.00000    2.58201    12.08484     2.58201
ARM       6 Month LIBOR        5.00000        1.00000    2.95189    11.58090     2.95189
ARM       6 Month LIBOR        5.00000        1.00000    2.75000    12.12500     2.75000
ARM       6 Month LIBOR        5.00000        1.00000    2.25000    11.62500     2.25000
ARM       6 Month LIBOR        6.00000        1.94861    2.71761    13.55940     6.18208
ARM       6 Month LIBOR        6.00000        1.00000    2.75000    11.91405     2.75000
ARM       6 Month LIBOR        6.00000        2.00000    4.00000    12.75000     4.00000
ARM       6 Month LIBOR        6.00000        1.18192    2.75000    12.14323     3.65962
ARM       6 Month LIBOR        6.00000        1.93612    2.65950    13.21814     5.91532
ARM       6 Month LIBOR        3.00000        1.00000    3.25000    11.75000     3.25000
ARM       6 Month LIBOR        5.00000        1.00000    2.25000    11.73759     2.25000
ARM       6 Month LIBOR        5.00000        1.24818    2.31927    12.06628     2.31927
ARM       6 Month LIBOR        5.00000        1.00000    2.62500    11.12500     2.62500
ARM       6 Month LIBOR        5.00000        1.00000    2.61474    12.20593     2.61474
ARM       6 Month LIBOR        6.00000        2.00000    2.58522    13.25720     2.58522
ARM       6 Month LIBOR        6.00000        2.00000    4.00000    14.49098     4.00000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    12.62500     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    4.00000    13.52422     4.00000
ARM       6 Month LIBOR        6.00000        2.00000    4.00000    14.76255     4.00000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.37432     2.25000
ARM       6 Month LIBOR        3.00000        1.00000    3.24313    12.25596     6.23711
ARM       6 Month LIBOR        5.00000        1.03453    2.58049    11.98262     2.59017
ARM       6 Month LIBOR        5.00000        1.00000    2.38554    11.88839     2.38554
ARM       6 Month LIBOR        5.00000        1.00000    2.58357    11.49014     2.58621
ARM       6 Month LIBOR        5.00000        1.00000    2.25000    12.37500     2.37500
ARM       6 Month LIBOR        5.00000        1.00000    2.25000    12.85283     2.85283
ARM       6 Month LIBOR        5.00000        1.00000    2.77859    11.93205     2.83056
ARM       6 Month LIBOR        5.00000        1.00000    2.25000    12.37500     2.37500
ARM       6 Month LIBOR        5.25000        1.00000    2.25000    13.00000     2.25000
ARM       6 Month LIBOR        5.75000        2.00000    2.25000    12.50000     2.25000
ARM       6 Month LIBOR        6.00000        1.94798    2.52755    13.34443     4.70548
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    12.25000     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    12.81475     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    12.50000     2.25000
ARM       6 Month LIBOR        6.00000        1.27999    2.61000    12.03149     2.61000
ARM       6 Month LIBOR        6.00000        1.85691    2.63788    13.11122     5.63954
ARM       6 Month LIBOR        6.00000        1.98870    2.66935    13.24094     6.00638
ARM       6 Month LIBOR        6.00000        2.00000    5.00000    12.92262     5.76190
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    12.91026     2.25000
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    12.48177     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.61682     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.57940     2.25000
ARM       1 Year LIBOR         5.00000        2.00000    2.25000    12.19255     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.56329     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.25000     2.25000
ARM       1 Year LIBOR         6.00000        2.00000    2.26176    13.50565     2.26176
ARM       1 Year LIBOR         6.00000        2.00000    2.25000    13.62500     2.25000
ARM       6 Month LIBOR        5.00000        1.00000    2.75000    14.12500     2.75000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.37050     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.75000    13.25000     2.75000
ARM       6 Month LIBOR        5.00000        1.00000    2.54975    12.54234     2.54975
ARM       6 Month LIBOR        5.00000        1.00000    2.75000    13.37500     2.75000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.50000     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.25000     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.25000     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.37917     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.27267     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.25000     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.50000     7.50000


                                               Rate       Remaining
                              Months to        Reset     Interest-Only
               Index          Next Rate      Frequency      Period
  Type          Name          Adjustment     (Months)      (Months)     Group
--------- ----------------- --------------- ------------ ------------- --------
ARM       6 Month LIBOR           56             6           N/A          1
ARM       6 Month LIBOR           58             6           N/A          1
ARM       6 Month LIBOR           56             6           N/A          1
ARM       6 Month LIBOR           56             6           N/A          1
ARM       6 Month LIBOR           55             6           N/A          1
ARM       6 Month LIBOR           54             6           N/A          1
ARM       6 Month LIBOR           57             6           N/A          1
ARM       6 Month LIBOR           53             6           N/A          1
ARM       6 Month LIBOR           58             6           N/A          1
ARM       6 Month LIBOR           54             6           N/A          1
ARM       6 Month LIBOR           57             6           N/A          1
ARM       6 Month LIBOR           56             6            56          1
ARM       6 Month LIBOR           54             6            54          1
ARM       6 Month LIBOR           54             6            54          1
ARM       6 Month LIBOR           53             6            53          1
ARM       6 Month LIBOR           58             6            58          1
ARM       6 Month LIBOR           57             6            57          1
ARM       6 Month LIBOR           58             6            58          1
ARM       6 Month LIBOR           57             6            57          1
ARM       6 Month LIBOR           58             6            58          1
ARM       6 Month LIBOR           58             6            58          1
ARM       6 Month LIBOR           58             6            58          1
ARM       6 Month LIBOR           57             6           117          1
ARM       6 Month LIBOR           56             6           116          1
ARM       6 Month LIBOR           56             6           116          1
ARM       6 Month LIBOR           56             6           116          1
ARM       6 Month LIBOR           55             6           115          1
ARM       6 Month LIBOR           55             6           115          1
ARM       6 Month LIBOR           57             6           117          1
ARM       6 Month LIBOR           59             6           119          1
ARM       6 Month LIBOR           56             6           116          1
ARM       6 Month LIBOR           58             6           118          1
ARM       6 Month LIBOR           57             6           117          1
ARM       6 Month LIBOR           58             6           118          1
ARM       6 Month LIBOR           57             6           117          1
ARM       6 Month LIBOR           58             6           118          1
ARM       6 Month LIBOR           55             6           115          1
ARM       6 Month LIBOR           56             6           116          1
ARM       6 Month LIBOR           57             6           117          1
ARM       6 Month LIBOR           59             6           119          1
ARM       6 Month LIBOR           59             6           119          1
ARM       1 Year LIBOR            80            12           N/A          1
ARM       1 Year LIBOR            82            12           N/A          1
ARM       1 Year LIBOR            81            12           N/A          1
ARM       1 Year LIBOR            79            12            79          1
ARM       1 Year LIBOR            82            12            82          1
ARM       1 Year LIBOR            82            12            82          1
ARM       1 Year LIBOR            82            12           118          1
ARM       1 Year LIBOR            83            12           119          1
ARM       6 Month LIBOR           78             6           N/A          1
ARM       6 Month LIBOR           82             6           N/A          1
ARM       6 Month LIBOR           81             6           N/A          1
ARM       6 Month LIBOR           80             6            80          1
ARM       6 Month LIBOR           78             6            78          1
ARM       6 Month LIBOR           82             6            82          1
ARM       6 Month LIBOR           82             6            82          1
ARM       6 Month LIBOR           83             6            83          1
ARM       6 Month LIBOR           82             6           118          1
ARM       6 Month LIBOR           82             6           118          1
ARM       6 Month LIBOR           83             6           119          1
ARM       6 Month LIBOR           80             6           116          1


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                                                                   Original    Remaining
                               Cut-off                   Current    Term to     Term to
                                 Date        Current       Net      Stated      Stated
               Index          Principal      Mortgage   Mortgage   Maturity    Maturity
  Type          Name         Balance ($)     Rate (%)   Rate (%)   (Months)    (Months)
--------- ----------------- --------------- ----------- ---------- ---------- ------------
ARM       6 Month LIBOR       2,000,000.00   7.25000     6.87500      360         359
ARM       6 Month LIBOR       3,181,399.40   7.23214     6.85714      360         357
ARM       6 Month LIBOR         456,000.00   7.12500     6.75000      360         359
ARM       6 Month LIBOR         817,500.00   7.35436     6.97936      360         357
ARM       1 Month LIBOR         439,016.99   6.29137     5.91637      360         358
ARM       1 Month LIBOR       1,945,176.78   7.00000     6.62500      360         357
ARM       1 Month LIBOR         354,999.99   9.00000     8.62500      360         354
ARM       1 Month LIBOR       6,147,932.88   6.29771     5.92271      360         357
ARM       1 Month LIBOR         155,625.00   6.50000     6.12500      360         357
ARM       1 Month LIBOR         161,250.00   6.62500     6.25000      360         355
ARM       6 Month LIBOR         821,920.00   7.21719     6.84219      360         357
ARM       6 Month LIBOR       2,181,510.00   7.22920     6.85420      360         357
ARM       6 Month LIBOR       1,948,660.00   6.24181     5.86681      360         357
ARM       6 Month LIBOR         798,000.00   7.25658     6.88158      360         358
ARM       6 Month LIBOR       1,370,000.00   6.03467     5.65967      360         356
ARM       6 Month LIBOR       3,047,850.00   6.32580     5.95080      360         356
ARM       1 Year LIBOR        3,336,572.79   5.20768     4.83268      360         357
ARM       1 Year LIBOR       33,028,259.07   5.97366     5.59866      360         357
ARM       1 Year LIBOR        1,493,500.00   6.67354     6.29854      360         359
ARM       1 Year LIBOR          424,000.00   6.99000     6.61500      360         358
ARM       1 Year LIBOR        8,636,438.80   6.68167     6.30667      360         359
ARM       1 Year LIBOR          347,250.00   6.87500     6.50000      360         359
ARM       1 Year LIBOR          462,375.00   7.12500     6.75000      360         358


                               Initial      Subsequent               Maximum     Minimum
                               Periodic      Periodic     Gross     Mortgage    Mortgage
               Index             Rate          Rate       Margin      Rate        Rate
  Type          Name           Cap (%)        Cap (%)      (%)         (%)         (%)
--------- ----------------- --------------- ------------ --------- ------------ ----------
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.25000     2.25000
ARM       6 Month LIBOR        6.00000        1.94436    2.27782    13.23214     2.27782
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.12500     2.25000
ARM       6 Month LIBOR        6.00000        2.00000    2.25000    13.35436     2.25000
ARM       1 Month LIBOR          N/A            N/A      3.20756    12.00000     3.20756
ARM       1 Month LIBOR          N/A            N/A      4.12500    12.00000     4.12500
ARM       1 Month LIBOR          N/A            N/A      4.37500    12.00000     4.37500
ARM       1 Month LIBOR          N/A            N/A      3.24230    12.12431     3.24230
ARM       1 Month LIBOR          N/A            N/A      3.12500    12.00000     3.12500
ARM       1 Month LIBOR          N/A            N/A      3.00000    12.00000     6.62500
ARM       6 Month LIBOR        1.00000        1.00000    4.00000    13.21719     4.00000
ARM       6 Month LIBOR        1.00000        1.00000    2.37034    13.22920     4.52551
ARM       6 Month LIBOR        1.00000        1.00000    2.25000    12.24181     2.25000
ARM       6 Month LIBOR        1.00000        1.00000    2.33459    13.25658     7.25658
ARM       6 Month LIBOR        1.00000        1.00000    2.32117    12.03467     3.53102
ARM       6 Month LIBOR        1.00000        1.00000    2.40715    12.32580     2.40715
ARM       1 Year LIBOR         2.00000        2.00000    2.26152    11.13430     2.43427
ARM       1 Year LIBOR         2.00000        2.00000    2.25000    11.77124     2.25000
ARM       1 Year LIBOR         2.00000        2.00000    2.25000    12.67354     2.25000
ARM       1 Year LIBOR         2.00000        2.00000    2.50000    12.99000     6.99000
ARM       1 Year LIBOR         2.00000        2.00000    2.25000    12.68167     2.25000
ARM       1 Year LIBOR         2.00000        2.00000    2.50000    12.87500     6.87500
ARM       1 Year LIBOR         2.00000        2.00000    2.50000    13.12500     7.12500


                                               Rate       Remaining
                              Months to        Reset     Interest-Only
               Index          Next Rate      Frequency      Period
  Type          Name          Adjustment     (Months)      (Months)     Group
--------- ----------------- --------------- ------------ ------------- --------
ARM       6 Month LIBOR           83             6           119          1
ARM       6 Month LIBOR           81             6           117          1
ARM       6 Month LIBOR           83             6           119          1
ARM       6 Month LIBOR           81             6           117          1
ARM       1 Month LIBOR           1              1           N/A          1
ARM       1 Month LIBOR           1              1           N/A          1
ARM       1 Month LIBOR           1              1            54          1
ARM       1 Month LIBOR           1              1           117          1
ARM       1 Month LIBOR           1              1           117          1
ARM       1 Month LIBOR           1              1           115          1
ARM       6 Month LIBOR           3              6            57          1
ARM       6 Month LIBOR           3              6           117          1
ARM       6 Month LIBOR           3              6           117          1
ARM       6 Month LIBOR           4              6           118          1
ARM       6 Month LIBOR           2              6           116          1
ARM       6 Month LIBOR           2              6           116          1
ARM       1 Year LIBOR            9             12           N/A          1
ARM       1 Year LIBOR            9             12           117          1
ARM       1 Year LIBOR            11            12           119          1
ARM       1 Year LIBOR            10            12           118          1
ARM       1 Year LIBOR            11            12           119          1
ARM       1 Year LIBOR            11            12           119          1
ARM       1 Year LIBOR            10            12           118          1


* Balloon Loan; Original Amortization is 480


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



               Preliminary Collateral Information for MSM 06-6AR
                           Group 1: Alt-A Collateral
                               600MM (+ / - 3%)
Product Mix                                   11%       1yr ARMs        59%         5yr ARMs
                                               8%       2yr ARMs         7%         7yr ARMS
                                              12%       3yr ARMs         2%        10yr ARMS
GWAC                                          7.07% (+ / - .05%)
GWAC Range                                    4.00% - 10.625%
NWAC                                          6.70% (+ / - .05%)
Floating Rate Index                           1.5% - 1mo LIBOR, 72% - 6mo LIBOR,
                                              26% - 1yr LIBOR, 0.5% - 1yr CMT
WA Net Margin                                 2.48% (+ / - .05%)
Cap Structure                                 Initial: 4.89% Avg (+ / - 5%)
                                              Periodic: 2% (+ / - 5%) (Some are 1% semi-annual caps)
                                              Lifetime: 5.82% Avg (+ / - 5%)
Loan maturity (original)                      100% 30 yr
WALA                                          3 month (+ / - 1)
Average loan size                             $287,000 (+ / - 20k)
Conforming Balance                            60% (+ / - 5%)
Max loan size                                 $2,000,000
Average LTV                                   76% (+ / - 5%)
Max Loans > 80 LTV with no MI or              0.2%
Pledged Assets
Average FICO                                  699 (+ / - 5 points)
Minimum FICO                                  580
Full / Alt documentation                      13% (+ / - 5%)
Max no documentation                          12%
Interest Only                                 86% (+ / - 5%)
Owner occupied                                67% (+ / - 5%)
Property type                                 79% single family detached/PUD (+ / - 5%)
Investor properties                           27% (+ / - 5%)
Loan purpose                                  26% cash-out refinance (+ / - 5%)
Prepay penalties                              45% (28% - 3yr) (+ / - 5%)
California Concentration                      32% (+ / - 5%)

Note: All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                                   EXHIBIT 1

The mortgage rate (the "Mortgage Rate") of each of the Mortgage Loans with an adjustable Mortgage Rate will be fixed for a certain period of time after the origination of that Mortgage Loan (which, in the case of certain Group 1 Mortgage Loans may be as short as six months). Each mortgage note for the Mortgage Loans will provide for adjustments to the Mortgage Rate thereon at the end of the initial fixed-rate period and, either semi-annually or annually thereafter, depending on the terms of the related mortgage note (each such date, an "Adjustment Date"), to equal the sum of, rounded to the nearest 0.125% of (1):

o if such Mortgage Rate adjusts based upon the Six-Month LIBOR Index, the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "Six-Month LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year LIBOR Index, the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "One-Year LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year CMT Index, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the day specified in the related Mortgage Note (the "One-Year CMT Index", and each of the Six-Month LIBOR Index, the One-Year LIBOR Index and the One-Year CMT Index, a "Mortgage Index"),

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.


--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



                                   EXHIBIT 2

GMAC Mortgage Corporation

The Sponsor has contracted with GMAC to service the Mortgage Loans owned by the Issuing Entity respect to which the Sponsor owns the servicing rights (the "Sponsor Servicing Rights Mortgage Loans"). GMAC did not originate any of the Sponsor Servicing Rights Mortgage Loans. The Sponsor has the right to terminate GMAC as servicer of the Sponsor Servicing Rights Mortgage Loans at any time, without cause, and sell the servicing rights to a third party as described in "Servicing of the Mortgage Loans -Seller's Retention of Servicing Rights" in this prospectus supplement.

General. GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.


                 -----------------------------------------------
                |                                               |
                |                                               |
                |         General Motors Corporation            |
                |                                               |
                |                     |                         |
                 ---------------------|-------------------------
                                      |
                                      |
                 -----------------------------------------------
                |                                               |
                |          General Motors Acceptance            |
                |                Corporation                    |
                |                   (GMAC)                      |
                |                     |                         |
                 ---------------------|-------------------------
                                      |
                                      |
                 -----------------------------------------------
                |                                               |
                |      Residential Capital Corporation          |
                |                  (ResCap)                     |
                |                                               |
                |                     |                         |
                 ---------------------|-------------------------
                                      |
                                      |
                 -----------------------------------------------
                |                                               |
                |                                               |
                |         GMAC Mortgage Corporation             |
                |                                               |
                |                                               |
                 -----------------------------------------------





--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



Servicing Activities. GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). The following table sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million residential mortgage loans having an aggregate unpaid principal balance of $218 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 residential mortgage loans having an aggregate principal balance of over $13.9 billion.

As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the mortgage loans.

GMAC Mortgage Corporation Servicing Experience. The following tables set forth the mortgage loans serviced by GMAC Mortgage Corporation for the periods indicated, and the annual average number of such loans for the same period. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $182.6 billion, $30.7 billion, $18.2 billion and $12.0 billion during the nine months ended September 30, 2005 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under "Percentage Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.


                        GMAC MORTGAGE CORPORATION PRIMARY SERVICING PORTFOLIO ($ IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------
                                          For the Nine
                                          Months Ended
                                          September 30,                For the Year Ended December 31,
                                        ------------------ --------------------------------------------------------
                                              2005               2004               2003               2002
                                        ------------------ ---------------- ------------------ --------------------
Prime Conforming Mortgage Loans
---------------------------------------
No. of Loans                                1,380,985          1,323,249          1,308,284          1,418,843
Dollar Amount of Loans                      $182,644           $165,521           $153,601           $150,421
Percentage Change                            10.34%              7.76%              2.11%               N/A

Prime Non-Conforming Mortgage Loans
---------------------------------------
No. of Loans                                 66,266             53,119             34,041             36,225
Dollar Amount of Loans                       $30,739            $23,604            $13,937            $12,543
Percentage Change                            30.23%             69.36%             11.12%               N/A

Government Mortgage Loans
---------------------------------------
No. of Loans                                 184,665            191,844            191,023            230,085
Dollar Amount of Loans                       $18,241            $18,328            $17,594            $21,174
Percentage Change                            -0.47%              4.17%             -16.91%              N/A

Second Lien Mortgage Loans
---------------------------------------
No. of Loans                                 377,049            350,334            282,128            261,416
Dollar Amount of Loans                       $12,044            $10,374            $7,023             $6,666
Percentage Change                            16.10%             47.71%              5.36%               N/A

Total Mortgage Loans Serviced
---------------------------------------
No. of Loans                                2,008,965          1,918,546          1,815,476          1,946,569
Dollar Amount of Loans                      $243,668           $217,827           $192,155           $190,803
Percentage Change                            11.86%             13.36%              0.71%               N/A



--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other prior communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in
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holding, sale, exercise of rights or performance of obligations under any
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The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley
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recipients should determine, in consultation with their own investment, legal,
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Options are not for everyone. Before purchasing or writing options, investors
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The value of and income from investments may vary because of changes in
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Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized.
Actual events may differ from those assumed and changes to any assumptions may
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Some of the information contained in this document may be aggregated data of
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Notwithstanding anything herein to the contrary, Morgan Stanley and each
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In the UK, this communication is directed in the UK to those persons who are
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This material may not be sold or redistributed without the prior written consent of Morgan Stanley.




--------------------------------------------------------------------------------
(C) 2005 Morgan Stanley
--------------------------------------------------------------------------------

Dear Attorney:

The following text was in the footer of the Word Document but did not print out on the master submitted for the EDGAR filing. Should this text be in the EDGAR filing?

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material
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relating to this information, including without limitation any express or
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availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only.
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discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for
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Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                             Preliminary Termsheet
                                [$408,555,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-6AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-6AR
                                  Groups 2-4

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: http://www.sec.gov/Archives/edgar/ data/762153/000091412106000636/0000914121-06-000636.txt

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                           $408,555,000(Approximate)
                  Morgan Stanley Mortgage Loan Trust 2006-6AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-6AR
                                  Groups 2-4

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)

                            Transaction Highlights
                            ----------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Initial         Initial
Offered                                        Expected    Avg Life to                              Subordination   Pass-Through
Classes       Description      Balance(2)       Ratings      Mty(1)      Payment Window to Mty(1)      Level(3)         Rate
==================================================================================================================================
  2-A(7)        Senior         $116,888,000     AAA/Aaa       3.25                1-357                 7.30%         5.656%(4)
----------------------------------------------------------------------------------------------------------------------------------
  3-A(7)        Senior         $144,762,000     AAA/Aaa       3.26                1-359                 7.30%         6.125%(5)
----------------------------------------------------------------------------------------------------------------------------------
  4-A(7)        Senior         $146,905,000     AAA/Aaa       3.27                1-360                 7.30%         6.072%(6)
----------------------------------------------------------------------------------------------------------------------------------
   A-R         Residual            $100         AAA/Aaa                             Not Offered Hereby
----------------------------------------------------------------------------------------------------------------------------------
   B-1        Subordinate
------------------------------
   B-2        Subordinate
------------------------------
   B-3        Subordinate
------------------------------                                           Not Offered Hereby
   B-4        Subordinate
------------------------------
   B-5        Subordinate
------------------------------
   B-6        Subordinate
----------------------------------------------------------------------------------------------------------------------------------

Notes:
-----

      (1)   Based on 100% of the prepayment assumption as described herein.
      (2)   Bond sizes subject to a variance of plus or minus 10%.
      (3) Subordination Levels are preliminary, subject to final Rating Agency approval and will have a variance of plus or minus 1.50%.
      (4) The pass-through rates for Class 2-A Certificates will be subject to the weighted average Net Mortgage Rates of the group 2 mortgage loans (the "Group 2 Net WAC") as described herein.
      (5) The pass-through rates for Class 3-A Certificates will be subject to the weighted average Net Mortgage Rates of the group 3 mortgage loans (the "Group 3 Net WAC") as described herein.
      (6) The pass-through rates for Class 4-A Certificates will be subject to the weighted average Net Mortgage Rates of the group 4 mortgage loans (the "Group 4 Net WAC") as described herein.
      (7) This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying coupons, average lives to maturity and payment windows.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Issuing Entity:                  Morgan Stanley Mortgage Loan Trust 2006-6AR

Depositor:                       Morgan Stanley Capital I Inc. The offered certificates will be issued under the depositor's registration statement (File
                                 No. 333-130684 with the Securities and Exchange Commission).

Sponsor:                         Morgan Stanley Mortgage Capital Inc.

Originators:                     Morgan Stanley Mortgage Capital Inc., the Sponsor, is expected to be the originator for approximately 72.63%, 96.40% and 71.34% of the Mortgage Loans in Loan Group 2 (the "Group 2 Mortgage Loans"),
                                 Loan Group 3 (the "Group 3 Mortgage Loans") and Loan Group 4 ("the
                                 "Group 4 Mortgage Loans"), respectively, by principal balance.
                                 MortgageIT, Inc. is expected to be the originator for
                                 approximately 17.09% of the Mortgage Loans in Loan Group 2. Morgan
                                 Stanley Credit Corp. is expected to be the originator for
                                 approximately 19.50% of the Mortgage Loans in Loan Group 4. No
                                 other originator is expected to have originated more than 10% of the Group 2, Group 3 or Group 4 Mortgage Loans by principal balance.

Servicers:                       GMAC Mortgage Corporation is expected to be the initial servicer of 99.69%, 99.52% and 80.50% of the Group 2, Group 3 and Group 4
                                 Mortgage Loans, respectively, by principal balance. See Exhibit 2.
                                 Morgan Stanley Credit Corp. is expected to be the initial servicer of 19.50% of the Mortgage Loans in Loan Group 4. No other servicer is expected to be the direct servicer for more than 10% of the
                                 Group 2, Group 3 or Group 4 Mortgage Loans by principal balance.

Servicing Fee:                   The Servicing Fee Rate for Group 2 is expected to be between
                                 0.250% and 0.375%. The weighted average Servicing Fee Rate for
                                 Group 2 as of the Cut-off Date is expected to be approximately
                                 0.375%.

                                 The Servicing Fee Rate for Group 3 is expected to be approximately
                                 0.375%.

                                 The Servicing Fee Rate for Group 4 is expected to be between
                                 0.250% and 0.375%. The weighted average Servicing Fee Rate for
                                 Group 4 as of the Cut-off Date is expected to be approximately
                                 0.351%.

                                 For its compensation the master servicer will receive reinvestment income on amounts on deposit for the period from between the servicer remittance date and the Distribution Date. From its compensation, the master servicer will pay the fees of the
                                 Securities Administrator, the Trustee and any Custodians ongoing
                                 (safekeeping and loan file release only) fees.

Servicer Remittance Date:        Generally, the 18th of the month in which the Distribution Date occurs.

Master Servicer/                 Wells Fargo Bank, National Association.
Securities Administrator:

Trustee:                         LaSalle Bank, National Association.

Managers:                        Morgan Stanley (sole lead manager).

Rating Agencies:                 The Offered Certificates are expected to be rated by two out of the three major rating agencies: Standard & Poor's, Moodys
                                 Investors Service, Inc. or Fitch.

Offered Certificates:            The Class 2-A, Class 3-A and Class 4-A Certificates.

Senior Certificate Group:        The Group 2 Senior Certificates, Group 3 Senior Certificates and
                                 Group 4 Senior Certificates.

-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Senior Certificates:             Collectively, the Group 2 Senior Certificates, Group 3 Senior
                                 Certificates and Group 4 Senior Certificates or any classes of certificates resulting from the division of the Offered
                                 Certificates and having a distribution priority over the Aggregate
                                 Group II Subordinate Certificates.

Group 2 Senior Certificates:     The Class 2-A and Class A-R Certificates.


Group 3 Senior Certificates:     The Class 3-A Certificates.


Group 4 Senior Certificates:     The Class 4-A Certificates.


Class B Certificates:            The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and
                                 Class B-6 Certificates.

Aggregate Group II               The Class B Certificates.
Subordinate Certificates:

Aggregate Group II               The Group 2 Senior Certificates, Group 3 Senior Certificates and
Certificates:                    Group 4 Senior Certificates and the Aggregate Group II
                                 Subordinate Certificates.

Other Certificates:              It is anticipated that other classes of certificates will be issued by the Issuing Entity, including other groups of Senior
                                 Certificates (each a "Senior Certificate Group"), and other groups of subordinate certificates (each an "Aggregate Subordinated
                                 Certificate Group"). There will be no cross collateralization between the Aggregate Group II Certificates and any other classes of certificates.

Relationship between             The certificates with a "2" prefix and the Class A-R Certificates
Loan Groups and                  are sometimes referred to as the group 2 senior certificates and
Certificate Groups:              they correspond to the mortgage loans in loan group 2. The certificates with a "3" prefix are sometimes referred to as the group 3 senior certificates and they correspond to the mortgage loans in loan group 3. The certificates with a "4" prefix are sometimes referred to as the group 4 senior certificates and they correspond to the mortgage loans in loan group 4.

Expected Closing Date:           April 28, 2006 through DTC and, upon request only, through Euroclear or Clearstream.

Cut-off Date:                    April 1, 2006.

Forms and Denomination:          The Offered Certificates will be issued in book-entry form and in minimum dollar denominations of $25,000, with an additional increment of $1,000.

CPR:                             "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment Assumption:           25% CPR.

Record Date:                     For the Offered Certificates and any Distribution Date, the
                                 business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrual Period:                  The interest accrual period (the "Accrual Period") for each class of certificates and any distribution date is the calendar month immediately prior to the month in which the relevant distribution date occurs. Interest is required to be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Distribution Dates:              The 25th of each month, or if such day is not a business day, on the next business day, beginning May 25, 2006.

-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Last Scheduled                  The Distribution Date occurring in [May 2036].
Distribution Date:

Clean-Up Call:                  The terms of the transaction allow for a purchase of the Aggregate
                                Loan Group II Mortgage Loans resulting in the retirement of the
                                Aggregate Group II Certificates once the aggregate principal balance of the Aggregate Loan Group II Mortgage Loans is equal to
                                1% or less of aggregate principal balance of the Aggregate Loan
                                Group II Mortgage Loans as of the Cut-off Date (the "Clean-Up Call
                                Date"). The Master Servicer may assign its right to the Clean-Up
                                Call to another party.

Aggregate Loan Groups:          Aggregate Loan Group I consists of mortgage loans in Group 1.
                                Certificates relating to that group are not offered hereby.

                                Aggregate Loan Group II consists of mortgage loans from Group 2,
                                Group 3 and Group 4.

Group 2 Mortgage Loans:         As of the Cut-off Date, the Group 2 Mortgage Loans consist of 424 adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date will be approximately $126,092,948.

Group 3 Mortgage Loans:         As of the Cut-off Date, the Group 3 Mortgage Loans consist of 359 adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the Group 3 Mortgage Loans as of the Cut-off Date will be approximately $156,162,181.

Group 4 Mortgage Loans:         As of the Cut-off Date, the Group 4 Mortgage Loans consist of 299 adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the Group 4 Mortgage Loans as of the Cut-off Date will be approximately $158,473,458

Substitution Adjustment         The amount by which the balance of any Mortgage Loan that is
Amount:                         repurchased from the trust exceeds the balance of any Mortgage
                                Loan which is then substituted. The entity substituting for a
                                Mortgage Loan is required to deposit into the trust the
                                Substitution Adjustment Amount.

Liquidated Mortgage             A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to
Loan:                           which the related Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:                  A "Realized Loss" for a Liquidated Mortgage Loan is the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the
                                principal balance of the related Mortgage Loan.

REO Property:                   Real estate owned by the issuing entity.

Delinquency:                    As calculated using the MBA methodology, as of the cut-off date, none of the Aggregate Group II Mortgage Loans were more than 30 days' delinquent. No more than 3% of the Aggregate Group II
                                Mortgage Loans by aggregate stated principal balance as of the cut-off date have been delinquent 30 days or more at least once since they were originated. The servicer of some of these mortgage loans has changed at least one time since they were originated.
                                None of the Aggregate Group II Mortgage Loans have been 60 or more days delinquent since they were originated. According to the MBA methodology, a mortgage loan increases its delinquency status if a scheduled monthly payment with respect to that mortgage loan is not received by the end of the day immediately preceding that mortgage loan's next due date.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Class Principal Balance:        The "Class Principal Balance" of any Class of Certificates as of
                                any Distribution Date is the initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of
                                Certificates on the Class as payments of principal, and (ii) the amount of Realized Losses (including Excess Losses) on the
                                Mortgage Loans in the related Loan Group allocated to the Class.

Due Date:                       "Due Date" means, with respect to a Mortgage Loan, the day of the calendar month on which scheduled payments are due on that
                                Mortgage Loan. With respect to any Distribution Date, the related
                                Due Date is the first day of the calendar month in which that
                                Distribution Date occurs.

Prepayment Period:              "Prepayment Period" means for any Mortgage Loan and any Distribution
                                Date, the calendar month preceding that Distribution Date.

Principal Amount:               The "Principal Amount" for any Distribution Date and each of Loan
                                Group 2, Loan Group 3 and Loan Group 4 will equal the sum of:

                                1. all monthly payments of principal due on each Mortgage Loan
                                (other than a liquidated mortgage loan) in that Loan Group on the related Due Date,

                                2. the principal portion of the purchase price of each Mortgage
                                Loan in that Loan Group that was repurchased by the Seller pursuant to the Pooling and Servicing Agreement or the related
                                Originator pursuant to the related underlying mortgage loan purchase agreement as of the Distribution Date,

                                3. the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that Loan Group received with respect to the Distribution Date,

                                4. any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

                                5. with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

                                6. all partial and full principal prepayments by borrowers on the
                                Mortgage Loans in that Loan Group received during the related
                                Prepayment Period, and

                                7. any subsequent recoveries (as further described in the Free
                                Writing Prospectus under "Servicing of the Mortgage Loan -
                                Subsequent Recoveries") on the Mortgage Loans in that Loan Group received during the calendar month preceding the month of the
                                Distribution Date.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Senior Principal
Distribution Amount:             The "Senior Principal Distribution Amount" for any Distribution
                                 Date and Loan Group will equal the sum of

                                 o the related Senior Percentage of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that Loan Group and that Distribution Date,

                                 o for each Mortgage Loan in that Loan Group that became a
                                 Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                                       o the related Senior Percentage of the Stated Principal
                                       Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

                                       o either (i) the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal
                                       received on the Mortgage Loan or (ii) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the
                                       preceding calendar month, the related Senior Percentage of the amount of the liquidation proceeds allocable to
                                       principal received on the Mortgage Loan, and

                                 o the sum of the related Senior Prepayment Percentage of amounts described in clauses 6. and 7. of the definition of Principal
                                 Amount for that Loan Group and that Distribution Date;

                                 o any transfer payments received for that Loan Group and
                                 Distribution Date;

                                 provided, however, that if a Bankruptcy Loss that is an Excess
                                 Loss is sustained on a Mortgage Loan in that Loan Group that is not a Liquidated Mortgage Loan, that Senior Principal Distribution
                                 Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the
                                 Bankruptcy Loss.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Senior Percentage:                The "Senior Percentage" for any Senior Certificate Group and
                                  Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal
                                  Balances of each Class of Senior Certificates of such Senior
                                  Certificate Group immediately before that Distribution Date and the denominator of which is the aggregate of the Stated Principal
                                  Balances of the Mortgage Loans in the related Loan Group as of the
                                  Due Date occurring in the month prior to the month of that
                                  Distribution Date (after giving effect to prepayments in the
                                  Prepayment Period related to such prior Due Date); provided, however, that on any Distribution Date after the second Senior
                                  Termination Date, in the case of the Aggregate Group II
                                  Certificates, the Senior Percentage of the remaining Senior
                                  Certificate Group in Aggregate Certificate Group II is the
                                  percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of each class of Senior
                                  Certificates (other than the Notional Amount Certificates) of such remaining Senior Certificate Group immediately prior to such
                                  Distribution Date and the denominator of which is the aggregate
                                  Class Principal Balance of all Classes of Certificates (other than the Notional Amount Certificates) in that Aggregate Certificate
                                  Group immediately prior to such Distribution Date.

                                  For any Distribution Date on and prior to the second Senior
                                  Termination Date, the "Subordinated Percentage" for the portion of the Aggregate Group II Subordinated Certificates relating to Loan
                                  Group 2, Loan Group 3 and Loan Group 4 as applicable, in each case will be calculated as the difference between 100% and the Senior
                                  Percentage of the Senior Certificate Group relating to that Loan
                                  Group on such Distribution Date. After the second Senior
                                  Termination Date, the Subordinated Percentage for the Aggregate
                                  Group II Subordinated Certificates will represent the entire interest of the Aggregate Group II Subordinated Certificates in
                                  Aggregate Loan Group II and will be calculated as the difference between 100% and the Senior Percentage for the Aggregate Group II
                                  Senior Certificates for such Distribution Date.

                                  The "Aggregated Subordinated Percentage" for any Distribution Date
                                  and Aggregate Loan Group is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Principal
                                  Balance of the Subordinated Certificates in the related Aggregate
                                  Certificate Group immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans in that Aggregate Loan Group as of the
                                  Due Date in the month preceding the month of such Distribution
                                  Date.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Senior Prepayment                 The "Senior Prepayment Percentage" of a Senior Certificate Group
Percentage:                       for any Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%.
                                  Thereafter, the Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the
                                  Senior Certificates in Aggregate Group II (other than the Notional
                                  Amount Certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the Aggregate Group II Mortgage Loans evidenced by the
                                  Aggregate Group II Subordinate Certificates. Increasing the
                                  respective interest of the Subordinated Certificates relative to the Senior Certificates in that Aggregate Certificate Group is intended to preserve the availability of the subordination provided by the Subordinate Certificates.

                                  The Senior Prepayment Percentage for any Distribution Date
                                  occurring on or after the seventh anniversary of the first
                                  Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70%
                                  of the Subordinated Percentage for such Distribution Date; for any
                                  Distribution Date in the second year thereafter, the related
                                  Senior Percentage plus 60% of the Subordinated Percentage for the
                                  Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the
                                  Subordinated Percentage for such Distribution Date; for any
                                  Distribution Date in the fourth year thereafter, the related
                                  Senior Percentage plus 20% of the Subordinated Percentage for such
                                  Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the related Senior Percentage of a related
                                  Senior Certificate Group in Aggregate Certificate Group II exceeds the Senior Percentage of such Senior Certificate Group as of the
                                  Closing Date, in which case the Senior Prepayment Percentage for the Distribution Date will once again equal 100%).

                                  Notwithstanding the preceding paragraph, if (x) on or before the
                                  Distribution Date in April 2009, the Aggregate Subordinated
                                  Percentage is at least 200% of the Subordinated Percentage for the
                                  Aggregate Group II Subordinated Certificates as of the Closing
                                  Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Aggregate Group II Mortgage
                                  Loans do not exceed 20% of the related original subordinate principal balance, the Senior Prepayment Percentage for each Loan
                                  Group in Aggregate Group II will equal the Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the Senior Percentage and (y) after the Distribution Date in April
                                  2009, the Subordinated Percentage for the Aggregate Group II
                                  Subordinate Certificates is at least 200% of the Subordinated
                                  Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Aggregate
                                  Loan Group II Mortgage Loans do not exceed 30% of the original subordinate principal balance (the "Two Times Test"), the Senior
                                  Prepayment Percentage in each Loan Group in Aggregate Loan Group
                                  II will equal the Senior Percentage.

Senior Termination Date:          The "Senior Termination Date" for a Senior Certificate Group is
                                  the date on which the aggregate Class Principal Balance of the
                                  Senior Certificates of such Senior Certificate Group is reduced to zero.

Credit Enhancement:               Credit enhancement will be provided by:

                                        o     The subordination of one or more classes of the
                                              securities of the series

                                        o     The preferential allocation of some or all of the
                                              prepayments on the Aggregate Loan Group II Mortgage
                                              Loans to the Aggregate Group II Senior Certificates in
                                              order to increase the level of subordination in the
                                              trust.

Net Mortgage Rate:                The "Net Mortgage Rate" with respect to any Mortgage Loan is the related Mortgage Rate minus the Servicing Fee Rate and lender paid mortgage insurance, if any.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Loss and Delinquency              Notwithstanding the foregoing, no decrease in the related Senior
Tests:                            Prepayment Percentage will occur unless both of the step down conditions listed below are satisfied:

                                        o     the outstanding principal balance of all Mortgage
                                              Loans in Aggregate Loan Group II delinquent 60 days or
                                              more (including Mortgage Loans in foreclosure, real
                                              estate owned by the trust fund and Mortgage Loans the
                                              mortgagors of which are in bankruptcy) (averaged over
                                              the preceding six month period), as a percentage of
                                              the aggregate Class Certificate Balance of the
                                              Aggregate Group II Subordinated Certificates, does not
                                              equal or exceed 50%, and

                                        o     cumulative Realized Losses on the Mortgage Loans in
                                              that Aggregate Loan Group do not exceed

                                              (a)   commencing with the Distribution Date on the
                                                    seventh anniversary of the first Distribution
                                                    Date, 30% of the aggregate Class Principal
                                                    Balance of the related Aggregate Subordinated
                                                    Certificates as of the Closing Date (with
                                                    respect to the Aggregate Subordinated
                                                    Certificates, the "original subordinate
                                                    principal balance"),

                                              (b)   commencing with the Distribution Date on the
                                                    eighth anniversary of the first Distribution
                                                    Date, 35% of the original subordinate principal
                                                    balance,

                                              (c)   commencing with the Distribution Date on the
                                                    ninth anniversary of the first Distribution
                                                    Date, 40% of the original subordinate principal
                                                    balance,

                                              (d)   commencing with the Distribution Date on the
                                                    tenth anniversary of the first Distribution
                                                    Date, 45% of the original subordinate principal
                                                    balance, and

                                              (e)   commencing with the Distribution Date on the
                                                    eleventh anniversary of the first Distribution
                                                    Date, 50% of the original subordinate principal
                                                    balance.

Allocation of Realized Losses:    Any realized losses (other than Excess Losses) on the Mortgage
                                  Loans in a Loan Group in Aggregate Loan Group II will be allocated as follows: first, to the Aggregate Group II Subordinate
                                  Certificates in reverse order of their numerical Class
                                  designations, in each case until the respective class principal balance thereof has been reduced to zero; and thereafter, to the
                                  Senior Certificates of the related Senior Certificate Group.

                                  On each Distribution Date, Excess Losses on the Mortgage Loans in
                                  a Loan Group in Aggregate Loan Group II will be allocated pro rata among the Classes of Senior Certificates of the related Senior
                                  Certificate Group and the Aggregate Group II Subordinated
                                  Certificates as follows: (i) in the case of the Senior
                                  Certificates, the Senior Percentage of such Excess Loss will be allocated among the Classes of Senior Certificates (other than the
                                  Notional Amount Certificates) in the related Senior Certificate
                                  Group pro rata based on their Class Principal Balances immediately prior to that Distribution Date and (ii) in the case of the
                                  Aggregate Group II Subordinated Certificates; the Subordinated
                                  Percentage of such Excess Loss will be allocated among the Classes of Aggregate Group II Subordinated Certificates pro rata based on each Class' share of the related Subordinated Portion for the related Loan Group

Excess Loss:                      Excess Losses are special hazard, fraud or bankruptcy losses that exceed levels specified by the Rating Agencies based on their analysis of the Mortgage Loans.

Senior Credit Support             The "Senior Credit Support Depletion Date" for the Aggregate Group
Depletion Date:                   II Senior Certificates is the date on which the aggregate Class
                                  Principal Balance of the Aggregate Group II Subordinated
                                  Certificates has been reduced to zero.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Certificate Priority of          With respect to any Distribution Date, from the Group 2 Senior
Distributions:                   Principal Distribution Amount, sequentially to the Class A-R and
                                 Class 2-A Certificates, in that order, until retired.

                                 With respect to any Distribution Date, from the Group 3 Senior
                                 Principal Distribution Amount, to the Class 3-A Certificates until retired.

                                 With respect to any Distribution Date, from the Group 4 Senior
                                 Principal Distribution Amount, to the Class 4-A Certificates until retired.

Trust Tax Status:                One or more REMICs.

ERISA Eligibility:               Subject to the considerations in the Prospectus and the Free
                                 Writing Prospectus, the Offered Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

SMMEA Eligibility:               It is anticipated that the Offered Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market
                                 Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally
                                 recognized statistical rating organization.

Registration Statement and       This term sheet does not contain all information that is required
Prospectus:                      to be included in a registration statement, or in a base
                                 prospectus and prospectus supplement. The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                                 The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:
                                 http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/
                                 0000914121-06-000636.txt.

Risk Factors:                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE
                                 REGISTRATION STATEMENT AND IN THE FREE WRITING PROSPECTUS
                                 SUPPLEMENT AND THE PROSPECTUS SUPPLEMENT FOR MORGAN STANLEY
                                 MORTGAGE LOAN TRUST 2006-6AR TRANSACTION REFERRED FOR A
                                 DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION
                                 WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Static Pool Information:        Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                                http://www.morganstanley.com/institutional/abs_spi/Prime_AltA.html.
                                On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------


                 Weighted Average Life ("WAL") Sensitivity(1)
               To Maturity (of the last maturing Mortgage Loan)

     -------------------------------------------------------------------------------------------------------
       Prepay  Prepayment Assumption         0            15            25           35            50
       Speed   (% )
     -------------------------------------------------------------------------------------------------------
        2-A    WAL (yrs)                   21.54         5.54          3.25         2.17          1.33
               Principal Window           1 - 357       1 - 357      1 - 357       1 - 357       1 - 354
     -------------------------------------------------------------------------------------------------------


     -------------------------------------------------------------------------------------------------------
       Prepay  Prepayment Assumption         0            15            25           35            50
       Speed   (% )
     -------------------------------------------------------------------------------------------------------
        3-A    WAL (yrs)                   21.88         5.57          3.26         2.17          1.33
               Principal Window           1 - 359       1 - 359      1 - 359       1 - 359       1 - 355
     -------------------------------------------------------------------------------------------------------


     -------------------------------------------------------------------------------------------------------
       Prepay  Prepayment Assumption         0            15            25           35            50
       Speed   (% )
     -------------------------------------------------------------------------------------------------------
        4-A    WAL (yrs)                   21.98         5.58          3.27         2.17          1.33
               Principal Window           1 - 360       1 - 360      1 - 360       1 - 360       1 - 356
     -------------------------------------------------------------------------------------------------------






1. Run using Structuring Assumptions as further described herein



-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Structuring Assumptions

      o the Aggregate Loan Group II Mortgage Loans prepay at the specified constant percentages of the Prepayment Assumption,

      o no defaults in the payment by mortgagors of principal of and interest on the Aggregate Loan Group II Mortgage Loans are experienced,

      o scheduled payments on the Aggregate Loan Group II Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

      o the scheduled monthly payment for each Aggregate Loan Group II Mortgage Loans is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Aggregate Loan Group II Mortgage Loans will amortize in amounts sufficient to repay the remaining principal balance of such Aggregate Loan Group II Mortgage Loans by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

      o prepayments are allocated as described in this preliminary termsheet and in the freewriting prospectus without giving effect to loss and delinquency tests,

      o the initial Class Principal Balance of each Class of Offered Certificates is as set forth on page 2 of this preliminary termsheet,

      o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Aggregate Loan Group II Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

      o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

      o the Closing Date of the sale of the Certificates is April 28, 2006,

      o neither the Seller nor any Originator is required to repurchase or substitute for any Aggregate Loan Group II Mortgage Loans,

      o the levels of the Six-Month LIBOR, One-Year LIBOR, and One-Year CMT Indices remain constant at 5.2201%, 5.3507%, and 4.8711% respectively,

      o     The Clean-up Call is not exercised,

      o the Mortgage Rate on each Aggregate Loan Group II Mortgage Loans with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

      o scheduled monthly payments on each Aggregate Loan Group II Mortgage Loans will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Aggregate Loan Group II Mortgage Loans to equal the fully amortizing payment described above, in some cases, following an interest only period, and

      o Aggregate Loan Group II consists of [98] Mortgage Loans with the following characteristics


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                                                                  Original   Remaining
                               Cut-off                 Current    Term to     Term to     Initial   Subsequent
                                 Date      Current       Net       Stated      Stated    Periodic    Periodic      Gross
              Index           Principal    Mortgage   Mortgage    Maturity    Maturity     Rate        Rate       Margin
Type          Name           Balance ($)   Rate (%)   Rate (%)    (Months)    (Months)    Cap (%)     Cap (%)       (%)
----------------------------------------------------------------------------------------------------------------------------
 ARM      1 Year LIBOR      2,655,376.93   5.47523     5.10023      360         355       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR      3,389,292.10   6.23882     5.86382      360         356       6.00000     2.17166     2.33597
 ARM       1 Year CMT         247,929.50   5.37500     5.00000      360         346       2.00000     2.00000     2.75000
 ARM       1 Year CMT         511,230.67   5.57201     5.19701      360         356       5.00000     2.00000     2.75000
 ARM      1 Year LIBOR        232,000.00   5.62500     5.25000      360         353       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR      1,793,550.00   5.63331     5.25831      360         351       2.00000     2.00000     2.25000
 ARM      1 Year LIBOR      6,732,690.48   5.90566     5.53066      360         356       5.00000     2.01262     2.26292
 ARM      1 Year LIBOR        156,000.00   6.12500     5.75000      360         351       5.62500     2.00000     2.25000
 ARM      1 Year LIBOR        297,497.39   6.37500     6.00000      360         352       5.75000     2.00000     2.25000
 ARM      1 Year LIBOR      3,892,123.16   5.96640     5.59140      360         355       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR        307,355.70   5.75000     5.37500      360         356       6.12500     2.00000     2.25000
 ARM       1 Year CMT       2,760,204.33   5.73050     5.35550      360         355       5.00000     2.00000     2.75000
 ARM      1 Year LIBOR        396,000.00   6.37500     6.12500      360         353       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR      8,876,075.95   6.11164     5.73664      360         356       5.00000     1.98310     2.26164
 ARM      1 Year LIBOR        338,800.00   6.00000     5.62500      360         356       5.75000     2.00000     2.25000
 ARM      1 Year LIBOR        332,000.00   6.12500     5.75000      360         357       5.87500     2.00000     2.25000
 ARM      1 Year LIBOR     35,492,130.95   6.09802     5.72302      360         355       6.00000     2.00795     2.26867
 ARM       1 Year CMT         165,928.26   5.25000     4.87500      360         344       5.00000     2.00000     2.75000
 ARM      6 Month LIBOR     3,112,815.83   5.92990     5.55490      360         355       5.00000     1.08841     2.34726
 ARM      6 Month LIBOR     6,362,331.76   6.09541     5.72041      360         354       6.00000     1.75782     2.51452
 ARM      6 Month LIBOR     1,375,895.51   5.86917     5.49417      360         350       5.00000     1.00000     2.25000
 ARM      6 Month LIBOR     2,551,574.54   6.11346     5.73846      360         355       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       228,000.00   6.25000     5.87500      360         357       4.75000     1.00000     2.25000
 ARM      6 Month LIBOR    13,214,086.03   6.09087     5.70555      360         355       5.00000     1.03341     2.33943
 ARM      6 Month LIBOR    30,672,059.12   6.02632     5.65132      360         355       6.00000     1.86855     2.33430
 ARM      6 Month LIBOR       204,143.89   7.00000     6.62500      360*        358       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR        952,413.61   6.13672     5.76172      360         352       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR      2,322,387.71   6.36752     5.99252      360         358       6.00000     2.00000     2.29566
 ARM       1 Year CMT         314,224.15   5.25000     4.87500      360         345       5.00000     2.00000     2.75000
 ARM      1 Year LIBOR      2,975,900.55   6.15341     5.77841      360         354       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR        274,499.50   6.37500     6.00000      360         355       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR      7,576,076.10   6.71133     6.33633      360         358       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR        214,800.00   6.62500     6.25000      360         352       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR      2,225,068.04   6.47212     6.09712      360         357       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR        410,150.00   5.62500     5.25000      360         355       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR      2,201,794.22   6.59437     6.21937      360         358       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR     21,531,959.73   6.47969     6.10469      360         357       6.00000     2.00000     2.27370
 ARM      1 Year LIBOR      6,168,775.97   6.50536     6.13036      360         357       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       747,476.95   6.24052     5.86552      360         355       5.00000     1.00000     2.25000
 ARM      6 Month LIBOR       686,537.77   5.87994     5.50494      360         355       5.00000     1.00000     2.25000
 ARM      6 Month LIBOR     8,800,380.63   6.56639     6.19139      360         357       6.00000     1.98263     2.27059
 ARM      6 Month LIBOR       498,534.64   6.12500     5.75000      360         357       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       447,245.10   6.87500     6.50000      360         358       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR     1,064,386.23   6.07572     5.70072      360         357       6.00000     1.73561     2.25000
 ARM      6 Month LIBOR     2,171,502.99   6.06253     5.68753      360         354       5.00000     1.11236     2.62369
 ARM      6 Month LIBOR     1,006,208.99   6.18804     5.81304      360         354       5.00000     1.00000     2.75000
 ARM      6 Month LIBOR     4,720,564.13   6.39329     6.01829      360         357       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       581,465.24   6.25000     5.87500      360         357       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       735,000.00   6.37500     6.00000      360         359       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       600,000.00   6.62500     6.25000      360         358       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR     2,391,935.33   6.20341     5.82841      360         356       5.00000     1.00000     2.65448
 ARM      6 Month LIBOR     3,103,371.02   6.21808     5.84308      360         355       5.00000     1.00000     2.54066
 ARM      6 Month LIBOR     1,195,598.68   6.18952     5.81452      360         354       5.00000     1.00000     2.54253
 ARM      6 Month LIBOR    37,014,348.22   6.58927     6.21427      360         358       6.00000     1.88766     2.25516
 ARM      6 Month LIBOR    10,685,790.00   6.55011     6.17511      360         357       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       513,600.00   6.87500     6.50000      360         359       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       900,000.00   6.63542     6.26042      360         356       6.00000     1.58333     2.45833
 ARM      6 Month LIBOR       529,881.26   6.25000     5.87500      360         352       6.00000     1.00000     2.75000
 ARM      6 Month LIBOR    23,067,140.07   6.59067     6.21567      360         358       6.00000     1.95379     2.26349
 ARM      6 Month LIBOR       316,000.00   6.87500     6.50000      360         359       6.00000     2.00000     2.25000



           Maximum     Minimum                    Rate       Remaining
           Mortgage    Mortgage    Months to     Reset     Interest-Only
             Rate        Rate      Next Rate   Frequency      Period
Type         (%)         (%)      Adjustment    (Months)     (Months)      Group
---------------------------------------------------------------------------------
 ARM       10.47523    2.25000        55           12           N/A          2
 ARM       12.23882    2.41093        56           12           N/A          2
 ARM       10.37500    2.75000        46           12           N/A          2
 ARM       10.57201    2.75000        56           12           N/A          2
 ARM       11.62500    2.25000        53           12           29           2
 ARM       10.37391    2.28568        51           12           51           2
 ARM       10.93150    2.26292        56           12           56           2
 ARM       11.75000    2.25000        51           12           51           2
 ARM       12.12500    2.25000        52           12           52           2
 ARM       11.96640    2.25950        55           12           55           2
 ARM       11.87500    2.25000        56           12           56           2
 ARM       11.45986    2.75000        55           12           55           2
 ARM       11.37500    2.25000        53           12           113          2
 ARM       11.14742    2.26164        56           12           116          2
 ARM       11.75000    2.25000        56           12           116          2
 ARM       12.00000    2.25000        57           12           117          2
 ARM       12.09802    2.27193        55           12           115          2
 ARM       10.25000    2.75000        44           12           104          2
 ARM       11.01831    2.34726        55           6            N/A          2
 ARM       12.09541    2.56697        54           6            N/A          2
 ARM       10.86917    2.25000        50           6            50           2
 ARM       12.11346    2.25000        55           6            55           2
 ARM       11.25000    2.25000        57           6            117          2
 ARM       11.09087    2.33943        55           6            115          2
 ARM       12.02632    2.42411        55           6            115          2
 ARM       13.00000    2.25000        82           6            N/A          3
 ARM       11.13672    2.25000        76           12           N/A          3
 ARM       12.36752    2.29566        82           12           N/A          3
 ARM       10.25000    2.75000        69           12           N/A          3
 ARM       11.15341    2.25000        78           12           78           3
 ARM       11.37500    2.25000        79           12           79           3
 ARM       12.71133    2.26980        82           12           82           3
 ARM       12.62500    2.25000        76           12           76           3
 ARM       11.47212    2.25000        81           12           117          3
 ARM       10.62500    2.25000        79           12           115          3
 ARM       11.59437    2.25000        82           12           118          3
 ARM       12.47969    2.27370        81           12           117          3
 ARM       12.50536    2.25000        81           12           117          3
 ARM       11.24052    2.25000        79           6            N/A          3
 ARM       10.87994    2.25000        79           6            N/A          3
 ARM       12.56639    2.27059        81           6            N/A          3
 ARM       12.12500    2.25000        81           6            N/A          3
 ARM       12.87500    2.25000        82           6            N/A          3
 ARM       12.07572    2.25000        81           6            N/A          3
 ARM       11.80991    2.62369        78           6            78           3
 ARM       12.18804    2.75000        78           6            78           3
 ARM       12.39329    2.25000        81           6            81           3
 ARM       12.25000    2.25000        81           6            81           3
 ARM       12.37500    2.25000        83           6            83           3
 ARM       12.62500    2.25000        82           6            82           3
 ARM       11.36855    3.16228        80           6            116          3
 ARM       11.21808    2.54066        79           6            115          3
 ARM       11.18952    2.54253        78           6            114          3
 ARM       12.58927    2.25516        82           6            118          3
 ARM       12.55011    2.25000        81           6            117          3
 ARM       12.87500    2.25000        83           6            119          3
 ARM       12.63542    2.45833        80           6            116          3
 ARM       12.25000    2.75000        76           6            112          3
 ARM       12.59067    2.26349        82           6            118          3
 ARM       12.87500    2.25000        83           6            119          3


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                                                                  Original   Remaining
                               Cut-off                 Current    Term to     Term to     Initial   Subsequent
                                 Date      Current       Net       Stated      Stated    Periodic    Periodic      Gross
              Index           Principal    Mortgage   Mortgage    Maturity    Maturity     Rate        Rate       Margin
Type          Name           Balance ($)   Rate (%)   Rate (%)    (Months)    (Months)    Cap (%)     Cap (%)       (%)
----------------------------------------------------------------------------------------------------------------------------
 ARM      6 Month LIBOR     7,013,020.00   6.37249     5.99749      360         358       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       954,582.84   7.14658     6.77158      360*        359       6.00000     1.29315     2.25000
 ARM      6 Month LIBOR       285,000.00   6.75000     6.37500      360*        360       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR      2,299,130.92   6.12168     5.74668      360         358       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR        439,258.57   6.87500     6.50000      360         358       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR        442,789.33   6.50000     6.12500      360         357       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR        242,811.76   7.12500     6.75000      360         354       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR      3,407,785.35   6.83329     6.45829      360         358       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR        477,908.18   6.75000     6.37500      360         359       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR        488,998.39   5.87500     5.50000      360         358       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR     13,469,000.71   6.36076     5.98576      360         358       5.00000     1.93276     2.28362
 ARM      1 Year LIBOR      1,286,991.00   6.69148     6.31648      360         358       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR        266,000.00   6.37500     6.00000      360         354       5.00000     2.00000     2.25000
 ARM      1 Year LIBOR      7,038,369.96   6.65068     6.27568      360         358       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR        235,000.00   6.37500     6.00000      360         357       6.00000     2.00000     2.25000
 ARM      1 Year LIBOR        999,950.00   6.87500     6.50000      360         357       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       264,692.27   6.19410     5.81910      360         354       5.00000     1.00000     2.75000
 ARM      6 Month LIBOR       150,198.54   6.12500     5.75000      360         354       5.00000     1.00000     2.75000
 ARM      6 Month LIBOR     2,427,465.37   6.36971     5.99471      360         358       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR     2,491,902.23   6.64615     6.27115      360         358       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       331,493.20   7.37500     7.00000      360         358       6.00000     1.00000     2.75000
 ARM      6 Month LIBOR       499,558.87   6.62500     6.25000      360         359       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       239,329.58   6.37500     6.00000      360         357       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR       550,400.00   6.75000     6.37500      360         356       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR     6,167,513.10   5.62968     5.37968      360         356       2.00000     2.00000     2.00000
 ARM      6 Month LIBOR       140,000.00   6.50000     6.12500      360         359       2.00000     2.00000     2.25000
 ARM      6 Month LIBOR     5,535,299.62   6.38111     6.00611      360         354       5.00000     1.00000     2.70036
 ARM      6 Month LIBOR       187,545.00   6.50000     6.12500      360         354       5.00000     1.00000     2.75000
 ARM      6 Month LIBOR       656,988.96   6.17235     5.79735      360         354       5.00000     1.00000     2.57916
 ARM      6 Month LIBOR    24,732,899.69   5.56886     5.31886      360         353       6.00000     2.00000     2.00000
 ARM      6 Month LIBOR    40,964,649.07   6.69015     6.31515      360         358       6.00000     1.98675     2.25853
 ARM      6 Month LIBOR       529,000.00   6.25000     5.87500      360         358       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR    24,256,430.00   6.66985     6.29485      360         358       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR     2,010,500.00   6.99391     6.61891      360         359       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR     1,715,200.00   7.50000     7.12500      360         358       6.00000     1.29151     2.75000
 ARM      6 Month LIBOR       191,050.00   5.75000     5.37500      360         349       6.00000     1.00000     2.25000
 ARM      6 Month LIBOR    11,049,765.00   6.60132     6.22632      360         359       6.00000     2.00000     2.25000
 ARM      6 Month LIBOR     1,048,000.00   6.80725     6.43225      360         359       6.00000     2.00000     2.25000

           * Balloon Loan; Original Amortization is 480



            Maximum     Minimum                    Rate       Remaining
            Mortgage    Mortgage    Months to     Reset     Interest-Only
              Rate        Rate      Next Rate   Frequency      Period
Type          (%)         (%)      Adjustment    (Months)     (Months)      Group
----------------------------------------------------------------------------------
 ARM        12.37249    2.25000        82           6            118          3
 ARM        13.14658    2.25000        119          6            N/A          4
 ARM        12.75000    2.25000        120          6            N/A          4
 ARM        11.12168    2.25000        118          12           N/A          4
 ARM        11.87500    2.25000        118          12           N/A          4
 ARM        11.50000    2.25000        117          12           N/A          4
 ARM        12.12500    2.25000        114          12           N/A          4
 ARM        12.83329    2.25000        118          12           N/A          4
 ARM        12.75000    2.25000        119          12           N/A          4
 ARM        11.87500    2.25000        118          12           N/A          4
 ARM        11.42800    2.28362        118          12           118          4
 ARM        11.69148    2.25000        118          12           118          4
 ARM        11.37500    2.25000        114          12           114          4
 ARM        12.65068    2.38320        118          12           118          4
 ARM        12.37500    2.25000        117          12           117          4
 ARM        12.87500    2.25000        117          12           117          4
 ARM        12.19410    2.75000        114          6            N/A          4
 ARM        12.12500    2.75000        114          6            N/A          4
 ARM        12.36971    2.25000        118          6            N/A          4
 ARM        12.64615    2.25000        118          6            N/A          4
 ARM        13.37500    2.75000        118          6            N/A          4
 ARM        12.62500    2.25000        119          6            N/A          4
 ARM        12.37500    2.25000        117          6            N/A          4
 ARM        12.75000    2.25000        116          6            56           4
 ARM        11.62968    2.00000        116          6            116          4
 ARM        12.50000    2.25000        119          6            119          4
 ARM        12.38111    2.70036        114          6            114          4
 ARM        12.50000    2.75000        114          6            114          4
 ARM        11.84481    2.75000        114          6            114          4
 ARM        11.56886    2.00000        113          6            113          4
 ARM        12.69015    2.25853        118          6            118          4
 ARM        12.25000    2.25000        118          6            118          4
 ARM        12.66985    2.25000        118          6            118          4
 ARM        12.99391    2.25000        119          6            119          4
 ARM        13.50000    2.75000        118          6            118          4
 ARM        11.75000    2.25000        109          6            109          4
 ARM        12.60132    2.25000        119          6            119          4
 ARM        12.80725    2.25000        119          6            119          4


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

               Preliminary Collateral Information for MSM 06-6AR
                             Group 2: 5/1 Hybrids
                               119MM (+ / - 3%)
                             Senior/Sub Structure

GWAC                                   6.03% (+ / - .03%)
GWAC Range                             4.875% - 6.50%
NWAC                                   5.65% (+ / - .03%)
Floating Rate Index                    44% - 6mo LIBOR, 53% - 1yr LIBOR, 3% 1yr CMT
WA Net Margin                          1.94% (+ / - .03%)
Cap Structure                          Initial: 5.60% Avg (+ / - 5%)
                                       Periodic: 2% (+ / - 5%) (Some are 1% semi-annual caps)
                                       Lifetime: 5.67% Avg (+ / - 5%)
Loan maturity (original)               100% 30 yr
WA MTR                                 55 months (+ / - 1)
WALA                                   5 month (+ / - 1)
Average loan size                      $297,000 (+ / - 20k)
Conforming Balance                     57% (+ / - 5%)
Max loan size                          $900,000
Average LTV                            76% (+ / - 5%)
Max Loans > 80 LTV with no MI or       0.45%
Pledged Assests
Average FICO                           716 (+ / - 5 points)
Minimum FICO                           621
Full / Alt documentation               37% (+ / - 5%)
Max no documentation                   7%
Interest Only                          87% (16% - 5yr, 71% - 10yr) (+ / - 5%)
Owner occupied                         93% (+ / - 5%)
Property type                          86% single family detached/PUD  (+ / - 5%)
Investor properties                    6% (+ / - 5%)
Loan purpose                           23% cash-out refinance (+ / - 5%)
Prepay penalties                       0% (+ / - 5%)
California Concentration               47% (+ / - 5%)



Note: All characteristics are preliminary and are subject to the final collateral pool


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

               Preliminary Collateral Information for MSM 06-6AR
                             Group 3: 7/1 Hybrids
                               153MM (+ / - 3%)
                             Senior/Sub Structure

GWAC                                 6.50% (+ / - .03%)
GWAC Range                           4.625% - 7.00%
NWAC                                 6.12% (+ / - .03%)
Floating Rate Index                  70% - 6mo LIBOR, 30% - 1yr LIBOR
WA Net Margin                        1.91% (+ / - .03%)
Cap Structure                        Initial: 5.87% Avg (+ / - 5%)
                                     Periodic: 2.000% (+ / - 5%) (Some are 1% semi-annual caps)
                                     Lifetime: 5.89% Avg (+ / - 5%)
Loan maturity (original)             100% 30 yr
WA MTR                               81 months (+ / - 1)
WALA                                 3 month (+ / - 1)
Average loan size                    $437,000 (+ / - 20k)
Conforming Balance                   37% (+ / - 5%)
Max loan size                        $2,000,000
Average LTV                          73% (+ / - 5%)
Max Loans > 80 LTV with no MI        0%
or Pledged Assets
Average FICO                         715 (+ / - 5 points)
Minimum FICO                         620
Full / Alt documentation             12% (+ / - 5%)
Max no documentation                 13%
Interest Only                        90% (13% - 7yr, 76% - 10yr) (+ / - 5%)
Owner occupied                       82% (+ / - 5%)
Property type                        74% single family detached/PUD (+ / - 5%)
Investor properties                  16% (+ / - 5%)
Loan purpose                         34% cash-out refinance (+ / - 5%)
Prepay penalties                     41% (24% - 3yr) (+ / - 5%)
California Concentration             63% (+ / - 5%)


Note: All characteristics are preliminary and are subject to the final collateral pool


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

               Preliminary Collateral Information for MSM 06-6AR
                             Group 4: 10/1 Hybrids
                               156MM (+ / - 3%)
                             Senior/Sub Structure

GWAC                                    6.42% (+ / - .03%)
GWAC Range                              5.00% - 7.50%
NWAC                                    6.07% (+ / - .03%)
Floating Rate Index                     81% - 6mo LIBOR, 19% - 1yr LIBOR
WA Net Margin                           1.88% (+ / - .03%)
Cap Structure                           Initial: 5.68% Avg (+ / - 5%)
                                        Periodic: 2% (+ / - 5%) (Some are 1% semi-annual caps)
                                        Lifetime: 5.89% Avg (+ / 5%)
Loan maturity (original)                100% 30 yr
WA MTR                                  117 months (+ / - 1)
WALA                                    3 month (+ / - 1)
Average loan size                       $530,000 (+ / - 20k)
Conforming Balance                      17% (+ / - 5%)
Max loan size                           $2,000,000
Average LTV                             72% (+ / - 5%)
Max Loans > 80 LTV with no MI or        0.5%
Pledged Assests
Average FICO                            716 (+ / - 5 points)
Minimum FICO                            606
Full / Alt documentation                20% (+ / - 5%)
Max no documentation                    12%
Interest Only                           90% (+ / - 5%)
Owner occupied                          84% (+ / - 5%)
Property type                           78% single family detached/PUD (+ / - 5%)
Investor properties                     10% (+ / - 5%)
Loan purpose                            44% cash-out refinance (+ / - 5%)
Prepay penalties                        32% (+ / - 5%)
California Concentration                56% (+ / - 5%)


Note: All characteristics are preliminary and are subject to the final collateral pool



-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                                   EXHIBIT 1

The mortgage rate (the "Mortgage Rate") of each of the Mortgage Loans with an adjustable Mortgage Rate will be fixed for a certain period of time after the origination of that Mortgage Loan (which, in the case of certain Group 1 Mortgage Loans may be as short as six months). Each mortgage note for the Mortgage Loans will provide for adjustments to the Mortgage Rate thereon at the end of the initial fixed-rate period and, either semi-annually or annually thereafter, depending on the terms of the related mortgage note (each such date, an "Adjustment Date"), to equal the sum of, rounded to the nearest 0.125% of (1):

o if such Mortgage Rate adjusts based upon the Six-Month LIBOR Index, the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "Six-Month LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year LIBOR Index, the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "One-Year LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year CMT Index, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the day specified in the related Mortgage Note (the "One-Year CMT Index", and each of the Six-Month LIBOR Index, the One-Year LIBOR Index and the One-Year CMT Index, a "Mortgage Index"),

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.


-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                                   EXHIBIT 2

GMAC Mortgage Corporation

The Sponsor has contracted with GMAC to service the Mortgage Loans owned by the Issuing Entity respect to which the Sponsor owns the servicing rights (the "Sponsor Servicing Rights Mortgage Loans"). GMAC did not originate any of the Sponsor Servicing Rights Mortgage Loans. The Sponsor has the right to terminate GMAC as servicer of the Sponsor Servicing Rights Mortgage Loans at any time, without cause, and sell the servicing rights to a third party as described in "Servicing of the Mortgage Loans -Seller's Retention of Servicing Rights" in this prospectus supplement.

General. GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.



                     ------------------------------------
                     |                                   |
                     |                                   |
                     |    General Motors Corporation     |
                     |                                   |
                     |                                   |
                     -----------------|------------------
                                      |
                                      |
                     ------------------------------------
                     |                                   |
                     |                                   |
                     |       General Motors Acceptance   |
                     |              Corproation          |
                     |                 (GMAC)            |
                     |                                   |
                     -----------------|------------------
                                      |
                                      |
                     ------------------------------------
                     |                                   |
                     |                                   |
                     |  Residential Capital Corporation  |
                     |              (ResCap)             |
                     |                                   |
                     |                                   |
                     ------------------|-----------------
                                       |
                                       |
                     ------------------------------------
                     |                                   |
                     |      GMAC Mortgage Corporation    |
                     |                                   |
                     |                                   |
                     -------------------------------------



-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

Servicing Activities. GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). The following table sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million residential mortgage loans having an aggregate unpaid principal balance of $218 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 residential mortgage loans having an aggregate principal balance of over $13.9 billion.

As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the mortgage loans.

GMAC Mortgage Corporation Servicing Experience. The following tables set forth the mortgage loans serviced by GMAC Mortgage Corporation for the periods indicated, and the annual average number of such loans for the same period. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $182.6 billion, $30.7 billion, $18.2 billion and $12.0 billion during the nine months ended September 30, 2005 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under "Percentage Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

                               GMAC MORTGAGE CORPORATION PRIMARY SERVICING PORTFOLIO ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------------
                                          For the Nine Months
                                          Ended September 30,                     For the Year Ended December 31,
                                          -------------------     ----------------------------------------------------------------
                                                 2005                   2004                   2003                   2002
                                          -------------------     ---------------        ----------------         ----------------
Prime Conforming Mortgage Loans
--------------------------------------
No. of Loans                                   1,380,985              1,323,249              1,308,284              1,418,843
Dollar Amount of Loans                         $182,644               $165,521               $153,601               $150,421
Percentage Change                               10.34%                  7.76%                  2.11%                   N/A

Prime Non-Conforming Mortgage Loans
--------------------------------------
No. of Loans                                    66,266                 53,119                 34,041                 36,225
Dollar Amount of Loans                          $30,739                $23,604                $13,937                $12,543
Percentage Change                               30.23%                 69.36%                 11.12%                   N/A

Government Mortgage Loans
--------------------------------------
No. of Loans                                    184,665                191,844                191,023                230,085
Dollar Amount of Loans                          $18,241                $18,328                $17,594                $21,174
Percentage Change                               -0.47%                  4.17%                 -16.91%                  N/A

Second Lien Mortgage Loans
--------------------------------------
No. of Loans                                    377,049                350,334                282,128                261,416
Dollar Amount of Loans                          $12,044                $10,374                $7,023                 $6,666
Percentage Change                               16.10%                 47.71%                  5.36%                   N/A

Total Mortgage Loans Serviced
--------------------------------------
No. of Loans                                   2,008,965              1,918,546              1,815,476              1,946,569
Dollar Amount of Loans                         $243,668               $217,827               $192,155               $190,803
Percentage Change                               11.86%                 13.36%                  0.71%                   N/A



-------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------


This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other prior communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.


------------------------------------------------------------------------------
  (C) 2005 Morgan Stanley
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------

                       Preliminary Collateral Termsheet
                                [$440,728,586]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-6AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-6AR
                            Aggregate Loan Group II

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-000636.txt
-----------------------------------------------------------------------------------------


                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

                            Aggregate Loan Group II

----------------------------------------------------------------------------------------------
                                          Product Type
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
COLLATERAL TYPE               LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
10 Yr Arms                        38   14,203,322.56              3.22     6.544   703   68.48
10 Yr Arms - IO 10 Yrs           257  142,480,152.11             32.33     6.404   717   72.49
10 Yr Arms - IO 5 Yrs              1      550,400.00              0.12     6.750   697   80.00
10-6 Arm Baln30/40                 3    1,239,582.84              0.28     7.055   719   74.39
5 Yr Arms                         68   16,278,976.79              3.69     5.965   713   72.49
5 Yr Arms - IO 10 Yrs            289   89,715,080.31             20.36     6.074   716   76.02
5 Yr Arms - IO 3 Yrs               1      232,000.00              0.05     5.625   802   80.00
5 Yr Arms - IO 5 Yrs              66   19,866,891.11              4.51     5.899   715   75.94
7 Yr Arms                         42   15,833,586.79              3.59     6.402   705   68.02
7 Yr Arms - IO 10 Yrs            251  119,268,432.54             27.06     6.523   714   73.61
7 Yr Arms - IO 7 Yrs              65   20,856,017.50              4.73     6.434   720   70.75
7-6 Arm Baln30/40                  1      204,143.89              0.05     7.000   761   90.00
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                         Index Type(1)
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
INDEX TYPE                    LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Treasury - 1 Year                 16    3,999,516.91              0.91     5.631   729   77.23
Libor - 6 Month                  679  293,890,357.27             66.68     6.372   716   73.51
Libor - 1 Year                   387  142,838,712.26             32.41     6.287   714   72.82
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------

(1) Please see Exhibit 1


----------------------------------------------------------------------------------------------
                                        Current Balance
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
RANGE OF PRINCIPAL             OF        BALANCE       % OF PRINCIPAL     GROSS
BALANCES AS OF THE          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
CUT-OFF DATE ($)              LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
0.01 - 100,000.00                 32    2,603,072.56              0.59     6.229   723   71.15
100,000.01 - 200,000.00          186   29,089,549.39              6.60     6.132   716   74.44
200,000.01 - 300,000.00          202   50,403,448.44             11.44     6.143   710   73.04
300,000.01 - 400,000.00          135   46,904,018.95             10.64     6.138   710   74.36
400,000.01 - 500,000.00          229  105,156,217.13             23.86     6.404   714   75.05
500,000.01 - 600,000.00          134   72,893,064.39             16.54     6.381   722   73.85
600,000.01 - 700,000.00           77   49,417,817.02             11.21     6.466   714   73.57
700,000.01 - 800,000.00           27   20,145,882.92              4.57     6.486   722   72.50
800,000.01 - 900,000.00           18   15,428,185.60              3.50     6.278   714   70.96
900,000.01 - 1,000,000.00         26   25,129,332.32              5.70     6.523   718   69.22
1,000,000.01 - 1,500,000.00       13   17,837,997.72              4.05     6.546   716   65.88
1,500,000.01 >=                    3    5,720,000.00              1.30     6.100   711   72.37
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                   Remaining Term to Maturity
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MONTHS             MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
REMAINING                     LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
241 - 360                      1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                           Seasoning
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF SEASONING          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
(Months)                     LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
0                                 24   12,620,112.58              2.86     6.797   698   73.87
1 - 3                            483  244,634,042.51             55.51     6.550   713   72.68
4 - 6                            471  146,841,458.41             33.32     6.093   721   73.85
7 - 9                             84   32,182,974.55              7.30     5.723   715   74.80
10 - 12                           12    2,302,777.22              0.52     6.128   718   81.08
13 - 15                            5    1,681,699.16              0.38     5.696   708   75.77
16 - 18                            2      313,928.25              0.07     5.368   717   79.75
19 - 21                            1      151,593.76              0.03     5.750   770   80.00
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                   Original Term to Maturity
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MONTHS AT          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
ORIGINATION                  LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
241 - 360                      1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                         Mortgage Rate
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF CURRENT            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
MORTGAGE  RATES (%)          LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
4.501 - 5.000                      3    1,145,409.34              0.26     4.899   690   80.00
5.001 - 5.500                     64   24,571,609.37              5.58     5.432   736   71.97
5.501 - 6.000                    285   96,795,179.66             21.96     5.842   721   73.67
6.001 - 6.500                    445  172,665,071.20             39.18     6.328   718   72.04
6.501 - 7.000                    260  132,047,623.79             29.96     6.796   706   74.50
7.001 - 7.500                     25   13,503,693.08              3.06     7.315   701   77.56
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                Original Loan-to-Value Ratios(1)
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF ORIGINAL           MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
LOAN-TO-VALUE RATIOS (%)     LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
<= 30.00                           9    2,860,238.60              0.65     6.060   737   26.75
30.01 - 35.00                      7    2,741,807.10              0.62     5.858   766   33.81
35.01 - 40.00                     10    4,171,763.89              0.95     5.999   747   38.13
40.01 - 45.00                     13    4,229,506.26              0.96     6.088   727   43.24
45.01 - 50.00                     23    6,082,281.55              1.38     6.151   694   47.70
50.01 - 55.00                     17    8,127,271.63              1.84     6.385   735   52.82
55.01 - 60.00                     43   23,523,428.06              5.34     6.388   713   58.47
60.01 - 65.00                     91   44,638,833.06             10.13     6.388   709   64.16
65.01 - 70.00                     80   39,084,846.52              8.87     6.376   710   68.84
70.01 - 75.00                    104   48,285,043.00             10.96     6.472   707   74.26
75.01 - 80.00                    662  249,542,249.31             56.62     6.314   718   79.76
80.01 - 85.00                      4    1,700,195.00              0.39     6.206   744   83.73
85.01 - 90.00                     13    3,749,562.81              0.85     6.381   687   88.87
90.01 - 95.00                      5    1,509,180.99              0.34     6.446   700   94.48
95.01 - 100.00                     1      482,378.66              0.11     5.750   740  100.00
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------
(1) Please see Exhibit 1



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                       Mortgage Insurance
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
MORTGAGE INSURANCE FOR      MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
LOANS OVER 80 LTV            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Mortgage Insurance                17    4,969,343.80             66.78     6.614   715   89.67
Pledged Assets                     3    1,882,378.66             25.30     5.684   658   91.59
No Mortgage Insurance              3      589,595.00              7.92     5.793   784   82.04
Total:                            23    7,441,317.46            100.00     6.313   706   89.55
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                  FICO Score at Origination(1)
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
RANGE OF FICO SCORES         LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
601 - 625                         12    7,149,762.68              1.62     6.536   622   71.45
626 - 650                         69   25,768,211.79              5.85     6.521   640   71.73
651 - 675                        166   66,714,138.79             15.14     6.415   664   72.46
676 - 700                        183   69,696,766.46             15.81     6.363   687   74.46
701 - 725                        213   88,520,905.97             20.09     6.326   712   74.23
726 - 750                        173   70,463,352.38             15.99     6.251   737   75.76
751 - 775                        151   61,516,604.68             13.96     6.320   762   72.63
776 - 800                         90   40,685,930.75              9.23     6.274   787   71.27
801 - 825                         25   10,212,912.94              2.32     6.131   806   64.18
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


----------------------------------------------------------------------------------------------
                                    Geographic Distribution
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
STATE                        LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
California                       514  245,517,321.27             55.71     6.385   718   72.73
New York                          79   39,750,075.84              9.02     6.618   696   75.50
Florida                           63   21,057,408.13              4.78     6.330   718   75.45
Colorado                          43   15,683,056.54              3.56     6.184   722   71.68
Arizona                           42   11,428,876.03              2.59     6.107   720   77.32
Massachusetts                     22    9,840,031.53              2.23     6.443   728   67.61
Virginia                          31    9,823,010.64              2.23     6.161   705   73.62
Washington                        25    8,599,958.01              1.95     6.056   720   77.61
Nevada                            22    8,220,524.97              1.87     5.993   712   72.30
Georgia                           28    7,227,921.49              1.64     5.872   726   74.64
Other                            213   63,580,401.99             14.43     6.210   711   73.47
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                        Occupancy Status
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
OCCUPANCY STATUS             LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Primary                          918  376,927,819.89             85.52     6.338   712   74.42
Investment                       131   48,307,620.62             10.96     6.412   726   65.77
Second Home                       33   15,493,145.93              3.52     6.098   750   70.26
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                       Documentation Type
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
INCOME DOCUMENTATION         LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Limited                         528   227,825,531.79           51.69     6.420  714    74.31
Full/Alt                        292    96,190,491.85           21.83     6.036  722    76.28
No Documentation                113    45,102,187.79           10.23     6.454  716    63.59
No Ratio                         88    39,104,307.94            8.87     6.572  712    72.73
Stated Documentation             39    19,544,717.17            4.43     6.629  691    70.50
Lite                             22    12,961,349.90            2.94     5.590  721    73.91
----------------------------------------------------------------------------------------------
Total:                        1,082   440,728,586.44          100.00     6.338  715    73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                          Loan Purpose
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
PURPOSE                      LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Purchase                         610  226,084,876.91             51.30     6.361   721   78.00
Refinance - Cashout              337  153,048,320.13             34.73     6.333   708   67.36
Refinance - Rate Term            135   61,595,389.40             13.98     6.264   712   70.98
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                         Property Type
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
PROPERTY TYPE                LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Single Family Residence          607  249,498,510.12             56.61     6.355   715   73.05
Planned Unit Development         241   97,494,835.99             22.12     6.234   715   75.20
2-4 Family                       118   56,244,933.01             12.76     6.590   706   71.12
Condominium                      110   35,557,985.89              8.07     6.130   729   74.36
Co-op                              3    1,278,224.57              0.29     5.611   787   47.96
Townhouse                          3      654,096.86              0.15     6.183   682   80.00
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                     Prepayment Charge Term
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
PREPAYMENT CHARGE              OF        BALANCE       % OF PRINCIPAL     GROSS
TERM AT ORIGINATION         MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
(MOS.)                       LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
0                                848  327,442,719.14             74.30     6.256   716   73.22
4                                  1      529,000.00              0.12     6.250   727   79.91
5                                  1      581,465.24              0.13     6.250   760   66.38
6                                 79   42,733,406.44              9.70     6.654   718   74.14
7                                  1      235,000.00              0.05     6.375   647   54.02
12                                11    5,465,035.71              1.24     6.914   666   74.37
24                                14    4,319,790.05              0.98     6.168   738   70.58
36                               113   51,569,820.28             11.70     6.546   711   73.64
60                                14    7,852,349.58              1.78     6.392   713   72.45
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                       Conforming Balance
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
CONFORMING BALANCE           LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
Non-Conforming Balance           468  282,632,301.13             64.13     6.402   719   73.15
Conforming Balance               614  158,096,285.31             35.87     6.223   709   73.63
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                      Maximum Mortgage Rates of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MAXIMUM            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
MORTGAGE RATES (%)           LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
7.001 - 7.500                      1      336,000.00              0.08     5.375   685   80.00
9.501 - 10.000                     1      266,613.68              0.06     4.875   685   80.00
10.001 - 10.500                   25    7,147,291.38              1.62     5.377   734   72.25
10.501 - 11.000                   74   23,347,022.10              5.30     5.836   714   74.03
11.001 - 11.500                  138   52,953,819.63             12.02     6.028   721   70.52
11.501 - 12.000                  236   81,682,372.08             18.53     5.914   723   73.95
12.001 - 12.500                  345  137,495,631.32             31.20     6.343   719   72.59
12.501 - 13.000                  239  125,180,204.93             28.40     6.797   705   74.37
13.001 - 13.500                   23   12,319,631.32              2.80     7.324   697   77.76
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                      Minimum Mortgage Rates of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MINIMUM            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
MORTGAGE RATES (%)           LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
1.501 - 2.000                     51   31,048,412.78              7.04     5.581   730   72.18
2.001 - 2.500                    894  372,776,999.70             84.58     6.407   714   73.35
2.501 - 3.000                    126   34,395,734.40              7.80     6.287   718   73.96
3.501 - 4.000                      5    1,393,635.70              0.32     6.125   682   73.22
4.001 - 4.500                      1      119,551.89              0.03     6.375   765   79.47
5.001 - 5.500                      1      209,551.97              0.05     5.500   730   80.00
5.501 - 6.000                      2      261,200.00              0.06     5.875   771   80.00
6.001 - 6.500                      2      523,500.00              0.12     6.276   694   75.83
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                           Gross Margins of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF GROSS MARGINS      MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
(%)                          LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
1.501 - 2.000                     51   31,048,412.78              7.04     5.581   730   72.18
2.001 - 2.500                    904  376,029,721.20             85.32     6.408   714   73.33
2.501 - 3.000                    124   32,526,503.40              7.38     6.258   715   74.47
3.001 - 3.500                      1      395,000.00              0.09     6.325   701   74.53
3.501 - 4.000                      1      629,349.06              0.14     6.250   657   64.99
4.501 - 5.000                      1       99,600.00              0.02     5.875   775   80.00
-----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
-----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                  Months to Next Adjustment Date of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
MONTHS TO NEXT              MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
ADJUSTMENT                   LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
42 - 47                            6   1,681,403.26               0.38     5.719   695   77.59
48 - 53                           54  12,142,536.27               2.76     5.921   709   75.93
54 - 59                          364  112,269,008.68             25.47     6.048   717   75.49
60 - 65                            1     151,593.76               0.03     5.750   770   80.00
66 - 71                            1     314,224.15               0.07     5.250   787   70.00
72 - 77                           12   2,966,564.80               0.67     6.227   716   70.91
78 - 83                          340  150,888,878.01             34.24     6.505   714   72.63
84 - 89                            5   1,840,920.00               0.42     6.802   677   79.68
108 - 113                         30  19,376,650.70               4.40     5.569   719   75.43
114 - 119                        250  128,317,614.23             29.11     6.520   717   71.62
120 - 125                         19  10,779,192.58               2.45     6.796   702   72.88
------------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                      Initial Periodic Cap of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
INITIAL PERIODIC            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
CAP (%)                      LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
1.501 - 2.000                     21    8,348,992.60              1.89     5.637   737   67.55
4.501 - 5.000                    272   85,925,692.47             19.50     6.148   719   73.33
5.501 - 6.000                    788  346,146,545.67             78.54     6.402   714   73.45
6.001 - 6.500                      1      307,355.70              0.07     5.750   751   80.00
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                   Periodic Cap of the Adjustable-Rate Loans
----------------------------------------------------------------------------------------------
                             NUMBER     PRINCIPAL
                               OF        BALANCE       % OF PRINCIPAL     GROSS
PERIODIC                    MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
CAP (%)                      LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)    FICO    (%)
----------------------------------------------------------------------------------------------
0.501 - 1.000                    192   51,370,594.28             11.66     6.211   717   74.50
1.501 - 2.000                    880  386,668,463.07             87.73     6.357   715   73.22
2.001 - 2.500                      9    2,574,112.30              0.58     6.062   733   65.35
5.501 - 6.000                      1      115,416.79              0.03     6.000   707   80.00
----------------------------------------------------------------------------------------------
Total:                         1,082  440,728,586.44            100.00     6.338   715   73.32
----------------------------------------------------------------------------------------------


                 Note: All characteristics are preliminary and
                   are subject to the final collateral pool



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]               April 20, 2006
Securitized Products Group        MORGAN STANLEY

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Dear Attorney:

The following text was in the footer of the Word Document but did not print out on the master submitted for the EDGAR filing. Should this text be in the EDGAR filing?

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is
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performance. Please see additional important information and qualifications at the end of this material.

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------


                       Preliminary Collateral Termsheet
                                [$440,728,586]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-6AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-6AR
                                  Groups 2-4

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: http://www.sec.gov/Archives/edgar/ data/762153/000091412106000636/0000914121-06-000636.txt

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                                              Collateral Group 2

------------------------------------------------------------------------------------------------------------------
                                                 Product Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
COLLATERAL TYPE                        LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
5 Yr Arms                                 68    16,278,976.79                   12.91      5.965    713     72.49
5 Yr Arms - IO 10 Yrs                    289    89,715,080.31                   71.15      6.074    716     76.02
5 Yr Arms - IO 3 Yrs                       1       232,000.00                    0.18      5.625    802     80.00
5 Yr Arms - IO 5 Yrs                      66    19,866,891.11                   15.76      5.899    715     75.94
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                 Index Type(1)
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
INDEX TYPE                             LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                         15     3,685,292.76                    2.92      5.663    724     77.85
Libor - 6 Month                          198    57,516,762.79                   45.61      6.045    714     75.23
Libor - 1 Year                           211    64,890,892.66                   51.46      6.040    717     75.71
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1


-----------------------------------------------------------------------------------------------------------------
                                                Current Balance
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
RANGE OF PRINCIPAL                 NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
BALANCES AS OF THE                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CUT-OFF-DATE ($)                       LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         18     1,497,419.97                    1.19      6.150    730     74.10
100,000.01 - 200,000.00                  119    18,488,789.28                   14.66      6.052    717     77.54
200,000.01 - 300,000.00                  110    27,035,328.54                   21.44      5.968    705     75.54
300,000.01 - 400,000.00                   66    22,779,567.48                   18.07      5.957    711     74.64
400,000.01 - 500,000.00                   73    33,382,220.13                   26.47      6.112    725     76.57
500,000.01 - 600,000.00                   24    13,005,432.46                   10.31      6.006    732     75.48
600,000.01 - 700,000.00                   10     6,408,143.37                    5.08      6.041    706     74.88
700,000.01 - 800,000.00                    1       767,954.49                    0.61      6.250    654     65.00
800,000.01 - 900,000.00                    2     1,728,092.49                    1.37      5.880    697     61.80
900,000.01 - 1,000,000.00                  1     1,000,000.00                    0.79      6.500    701     65.57
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                          Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MONTHS                     MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
REMAINING                              LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
241 - 360                                424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 2

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                   Seasoning
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF SEASONING                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
(MONTHS)                               LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
1 - 3                                     71    24,921,172.63                   19.76      6.117    706     73.68
4 - 6                                    293    87,347,836.05                   69.27      6.028    720     76.00
7 - 9                                     47    10,735,779.31                    8.51      5.913    708     75.16
10 - 12                                    7     1,406,756.96                    1.12      5.985    715     81.77
13 - 15                                    4     1,367,475.01                    1.08      5.799    690     77.10
16 - 18                                    2       313,928.25                    0.25      5.368    717     79.75
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                           Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MONTHS                     MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
AT ORIGINATION                         LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
241 - 360                                424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                 Mortgage Rate
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF CURRENT                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                              1       266,613.68                    0.21      4.875    685     80.00
5.001 - 5.500                             33     9,675,630.43                    7.67      5.394    726     74.77
5.501 - 6.000                            184    55,538,986.13                   44.05      5.875    718     75.25
6.001 - 6.500                            206    60,611,717.97                   48.07      6.281    713     75.95
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                       Original Loan-to-Value Ratios(1)
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN-             MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
TO-VALUE RATIOS (%)                    LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
<= 30.00                                   1       350,000.00                    0.28      6.375    737     29.66
30.01 - 35.00                              1       250,000.00                    0.20      5.875    702     32.05
35.01 - 40.00                              4     1,279,999.85                    1.02      5.675    736     39.00
40.01 - 45.00                              2     1,202,492.49                    0.95      5.968    691     44.76
45.01 - 50.00                              8     1,901,699.09                    1.51      5.852    710     48.39
50.01 - 55.00                              5     1,773,041.18                    1.41      6.141    705     52.41
55.01 - 60.00                              8     2,563,254.83                    2.03      5.897    677     57.05
60.01 - 65.00                             24     8,270,403.95                    6.56      6.139    691     63.87
65.01 - 70.00                             22     7,574,076.89                    6.01      6.118    692     68.47
70.01 - 75.00                             24     7,127,084.48                    5.65      6.020    697     74.43
75.01 - 80.00                            319    91,911,581.63                   72.89      6.027    722     79.79
80.01 - 85.00                              3       989,195.00                    0.78      5.905    769     82.86
85.01 - 90.00                              2       672,413.83                    0.53      6.122    762     88.62
90.01 - 95.00                              1       227,704.99                    0.18      5.875    760     95.00
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


------------------------------------------------------------------------------------------------------------------
                                              Mortgage Insurance
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
MORTGAGE INSURANCE                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
FOR LOANS OVER 80 LTV                  LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                         4     1,374,418.82                   72.75      6.039    757     88.43
No Mortgage Insurance                      2       514,895.00                   27.25      5.817    789     80.89
------------------------------------------------------------------------------------------------------------------
Total:                                     6     1,889,313.82                  100.00      5.979    765     86.37
------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 3

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                         FICO Score at Origination(1)
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
RANGE OF FICO SCORES                   LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
601 - 625                                  1       223,783.58                    0.18      6.375    621     59.95
626 - 650                                 27     7,274,499.07                    5.77      6.113    638     72.87
651 - 675                                 59    18,102,881.74                   14.36      6.049    664     71.34
676 - 700                                 81    21,157,993.00                   16.78      5.996    689     76.05
701 - 725                                 84    26,559,267.60                   21.06      6.054    712     75.83
726 - 750                                 72    24,264,937.90                   19.24      6.057    738     76.73
751 - 775                                 59    16,909,350.93                   13.41      5.991    762     78.64
776 - 800                                 32     9,350,639.05                    7.42      5.997    786     74.58
801 - 825                                  9     2,249,595.34                    1.78      5.826    806     80.05
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1


-----------------------------------------------------------------------------------------------------------------
                                            Geographic Distribution
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
STATE                                  LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
California                               145    58,365,999.97                   46.29      6.035    719     75.08
Arizona                                   31     7,298,008.49                    5.79      6.074    708     75.29
Florida                                   24     6,363,107.59                    5.05      6.176    707     75.35
Colorado                                  23     5,521,671.52                    4.38      5.863    706     74.84
Georgia                                   23     5,403,308.51                    4.29      5.752    728     76.16
Virginia                                  16     4,621,166.27                    3.66      6.158    696     75.66
New York                                  13     4,594,590.93                    3.64      6.104    717     79.34
Washington                                17     4,329,661.49                    3.43      6.009    728     79.17
Nevada                                    10     3,391,445.28                    2.69      5.842    704     70.07
Maryland                                  11     3,063,865.51                    2.43      6.050    721     78.60
Other                                    111    23,140,122.65                   18.35      6.064    714     75.88
-------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                               Occupancy Status
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
OCCUPANCY STATUS                       LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Primary                                  385   116,763,904.89                   92.60      6.036    715     76.12
Investment                                28     7,268,571.43                    5.76      6.043    719     65.89
Second Home                               11     2,060,471.89                    1.63      5.741    729     77.47
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                              Documentation Type
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
INCOME DOCUMENTATION                   LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Limited                                  186    62,472,169.18                   49.54      6.078    718     75.36
Full/Alt                                 183    45,559,304.06                   36.13      5.923    717     78.52
No Documentation                          27     7,980,862.01                    6.33      6.111    703     65.21
No Ratio                                  17     6,226,920.86                    4.94      6.230    711     70.13
Stated Documentation                      11     3,853,692.10                    3.06      6.059    708     73.89
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 4

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                 Loan Purpose
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
PURPOSE                                LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Purchase                                 288    83,338,315.26                   66.09      6.012    724     79.01
Refinance - Cashout                       94    29,304,089.35                   23.24      6.088    697     66.72
Refinance - Rate Term                     42    13,450,543.60                   10.67      6.026    708     73.43
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                 Property Type
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
PROPERTY TYPE                          LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence                  242    75,181,584.04                   59.62      6.051    717     75.41
Planned Unit Development                 113    32,758,129.93                   25.98      5.978    710     75.65
Condominium                               47    11,723,915.36                    9.30      6.047    721     78.84
2-4 Family                                18     5,498,347.45                    4.36      6.048    720     69.61
Townhouse                                  2       502,746.86                    0.40      6.163    675     80.00
Co-op                                      2       428,224.57                    0.34      5.831    755     75.67
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                            Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
PREPAYMENT CHARGE                  NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
TERM AT ORIGINATION                 MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
(MOS.)                                 LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0                                        424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                              Conforming Balance
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CONFORMING BALANCE                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                   107    54,358,383.72                   43.11      6.082    724     75.28
Conforming Balance                       317    71,734,564.49                   56.89      5.993    709     75.76
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                              Maximum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MAXIMUM                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                              1       336,000.00                    0.27      5.375    685     80.00
9.501 - 10.000                             1       266,613.68                    0.21      4.875    685     80.00
10.001 - 10.500                           19     5,539,096.58                    4.39      5.369    733     72.15
10.501 - 11.000                           51    16,832,263.31                   13.35      5.875    713     76.72
11.001 - 11.500                           64    19,573,631.79                   15.52      6.139    707     75.39
11.501 - 12.000                          135    39,194,722.82                   31.08      5.879    720     74.67
12.001 - 12.500                          153    44,350,620.03                   35.17      6.273    716     76.34
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 5

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                              Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MINIMUM                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                              1       147,999.99                    0.12      5.500    751     80.00
2.001 - 2.500                            358   110,180,494.61                   87.38      6.039    717     75.74
2.501 - 3.000                             55    13,652,014.05                   10.83      5.976    712     74.01
3.501 - 4.000                              5     1,393,635.70                    1.11      6.125    682     73.22
4.001 - 4.500                              1       119,551.89                    0.09      6.375    765     79.47
5.001 - 5.500                              1       209,551.97                    0.17      5.500    730     80.00
5.501 - 6.000                              2       261,200.00                    0.21      5.875    771     80.00
6.001 - 6.500                              1       128,500.00                    0.10      6.125    674     79.81
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                  Gross Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF GROSS                      MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MARGINS (%)                            LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                              1       147,999.99                    0.12      5.500    751     80.00
2.001 - 2.500                            366   111,708,735.11                   88.59      6.037    717     75.79
2.501 - 3.000                             55    13,507,264.05                   10.71      5.978    711     74.05
3.501 - 4.000                              1       629,349.06                    0.50      6.250    657     64.99
4.501 - 5.000                              1        99,600.00                    0.08      5.875    775     80.00
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                          Months to Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
MONTHS TO NEXT                      MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
ADJUSTMENT                             LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
42 - 47                                    6     1,681,403.26                    1.33      5.719    695     77.59
48 - 53                                   54    12,142,536.27                    9.63      5.921    709     75.93
54 - 59                                  364   112,269,008.68                   89.04      6.048    717     75.49
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                               Initial Periodic Cap of the Adjustable-Rate Loans
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
INITIAL PERIODIC                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CAP (%)                                LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                              7     2,041,479.50                   1.62       5.602    684     70.04
4.501 - 5.000                            130    40,028,303.99                  31.75       5.972    714     75.97
5.501 - 6.000                            286    83,715,809.02                  66.39       6.071    717     75.48
6.001 - 6.500                              1       307,355.70                   0.24       5.750    751     80.00
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                 100.00       6.031    716     75.56
------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 6

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                   Periodic Cap of the Adjustable-Rate Loans
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
PERIODIC                            MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CAP (%)                                LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                             90    22,936,664.75                   18.19      6.037    707     75.09
1.501 - 2.000                            325   101,091,754.37                   80.17      6.031    718     75.82
2.001 - 2.500                              8     1,949,112.30                    1.55      6.002    724     67.22
5.501 - 6.000                              1       115,416.79                    0.09      6.000    707     80.00
------------------------------------------------------------------------------------------------------------------
Total:                                   424   126,092,948.21                  100.00      6.031    716     75.56
------------------------------------------------------------------------------------------------------------------


                Note: All characteristics are preliminary and are subject to the final collateral pool


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 7

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                                              Collateral Group 3

------------------------------------------------------------------------------------------------------------------
                                                 Product Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
COLLATERAL TYPE                        LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
7 Yr Arms                                 42    15,833,586.79                   10.14      6.402    705     68.02
7 Yr Arms - IO 10 Yrs                    251   119,268,432.54                   76.37      6.523    714     73.61
7 Yr Arms - IO 7 Yrs                      65    20,856,017.50                   13.36      6.434    720     70.75
7-6 Arm Baln30/40                          1       204,143.89                    0.13      7.000    761     90.00
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                   Index Type(1)
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
INDEX TYPE                             LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                          1        314,224.15                   0.20      5.250    787     70.00
Libor - 6 Month                          241    108,994,131.14                  69.80      6.510    717     73.10
Libor - 1 Year                           117     46,853,825.43                  30.00      6.485    706     71.74
------------------------------------------------------------------------------------------------------------------
Total:                                   359    156,162,180.72                 100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1


-----------------------------------------------------------------------------------------------------------------
                                                  Current Balance
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
RANGE OF PRINCIPAL                 NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
BALANCES AS OF THE                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CUT-OFF DATE ($)                       LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                          5         375,989.28                  0.24      6.629    732     78.89
100,000.01 - 200,000.00                   47       7,350,665.39                  4.71      6.307    710     66.85
200,000.01 - 300,000.00                   60      15,208,418.69                  9.74      6.357    714     70.44
300,000.01 - 400,000.00                   47      16,610,965.19                 10.64      6.259    712     73.06
400,000.01 - 500,000.00                   90      41,412,602.80                 26.52      6.519    711     74.25
500,000.01 - 600,000.00                   54      29,557,170.36                 18.93      6.516    714     73.58
600,000.01 - 700,000.00                   28      18,051,453.98                 11.56      6.556    725     74.75
700,000.01 - 800,000.00                    9       6,641,000.00                  4.25      6.623    703     75.88
800,000.01 - 900,000.00                    3       2,656,000.00                  1.70      6.958    747     80.00
900,000.01 - 1,000,000.00                 11      10,569,150.00                  6.77      6.632    721     71.41
1,000,000.01 - 1,500,000.00                4       5,728,765.03                  3.67      6.677    698     61.33
1,500,000.01 >=                            1       2,000,000.00                  1.28      6.875    684     61.54
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MONTHS                     MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
REMAINING                              LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
241 - 360                                359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 8

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                     Seasoning
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF SEASONING                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
(Months)                               LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0                                          5     1,840,920.00                    1.18      6.802    677     79.68
1 - 3                                    227   114,949,406.53                   73.61      6.578    713     73.35
4 - 6                                    113    35,939,471.48                   23.01      6.271    717     70.35
7 - 9                                      8     2,261,594.54                    1.45      6.137    713     68.07
10 - 12                                    4       704,970.26                    0.45      6.514    726     80.00
13 - 15                                    1       314,224.15                    0.20      5.250    787     70.00
19 - 21                                    1       151,593.76                    0.10      5.750    770     80.00
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                             Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MONTHS AT                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
ORIGINATION                            LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
241 - 360                                359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                   Mortgage Rate
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF CURRENT                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                              1       219,663.97                    0.14      4.625    757     80.00
5.001 - 5.500                              8     2,263,418.85                    1.45      5.408    749     72.80
5.501 - 6.000                             53    16,525,241.20                   10.58      5.897    721     69.74
6.001 - 6.500                            144    62,874,227.86                   40.26      6.355    720     70.70
6.501 - 7.000                            153    74,279,628.84                   47.57      6.795    706     74.99
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                          Original Loan-to-Value Ratios(1)
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN-             MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
TO-VALUE RATIOS (%)                    LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
<= 30.00                                   6     1,532,907.68                    0.98      6.129    731     25.30
30.01 - 35.00                              3       842,420.73                    0.54      6.184    731     34.08
35.01 - 40.00                              2       869,000.00                    0.56      6.035    775     37.93
40.01 - 45.00                              6     1,608,444.83                    1.03      6.363    743     42.26
45.01 - 50.00                              7     2,125,129.59                    1.36      6.241    692     46.89
50.01 - 55.00                              7     4,077,942.47                    2.61      6.505    756     53.01
55.01 - 60.00                             17     7,693,370.12                    4.93      6.578    712     58.61
60.01 - 65.00                             44    20,339,762.75                   13.02      6.377    702     63.83
65.01 - 70.00                             24    12,712,199.99                    8.14      6.463    712     68.95
70.01 - 75.00                             39    19,443,927.67                   12.45      6.544    715     74.24
75.01 - 80.00                            197    83,096,976.50                   53.21      6.539    714     79.86
80.01 - 85.00                              1       711,000.00                    0.46      6.625    709     84.95
85.01 - 90.00                              5       912,853.39                    0.58      6.761    694     89.70
90.01 - 95.00                              1       196,245.00                    0.13      6.000    744     95.00
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------
(2) Please see Exhibit 1


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 9

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 Mortgage Insurance
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
MORTGAGE INSURANCE                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
FOR LOANS OVER 80 LTV                  LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                         7     1,820,098.39                  100.00      6.626    705     88.42
------------------------------------------------------------------------------------------------------------------
Total:                                     7     1,820,098.39                  100.00      6.626    705     88.42
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                            FICO Score at Origination(1)
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
RANGE OF FICO SCORES                   LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
601 - 625                                  4     1,860,999.67                    1.19      6.907    623     75.60
626 - 650                                 21     8,172,991.38                    5.23      6.617    637     69.04
651 - 675                                 58    23,563,963.38                   15.09      6.578    665     73.59
676 - 700                                 58    27,943,859.28                   17.89      6.493    687     72.57
701 - 725                                 76    32,794,802.67                   21.00      6.489    711     73.60
726 - 750                                 59    24,460,063.02                   15.66      6.474    736     74.54
751 - 775                                 50    20,895,505.75                   13.38      6.422    762     72.15
776 - 800                                 24    13,016,145.28                    8.34      6.509    787     70.21
801 - 825                                  9     3,453,850.29                    2.21      6.238    808     65.22
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


-----------------------------------------------------------------------------------------------------------------
                                              Geographic Distribution
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
STATE                                  LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
California                               205    97,733,201.20                   62.58      6.466    716     71.91
New York                                  34    15,501,837.06                    9.93      6.644    694     75.31
Florida                                   23     8,049,065.85                    5.15      6.611    734     75.70
Virginia                                  10     3,364,598.00                    2.15      6.265    703     75.31
Massachusetts                              9     3,321,176.01                    2.13      6.456    709     66.50
Colorado                                  10     3,160,160.29                    2.02      6.264    726     77.18
Connecticut                                3     2,379,996.76                    1.52      6.865    688     64.25
Arizona                                    7     2,362,343.34                    1.51      6.510    738     80.86
Washington                                 5     1,986,000.00                    1.27      6.641    683     78.73
Minnesota                                  6     1,862,792.16                    1.19      6.538    717     79.42
Other                                     47    16,441,010.05                   10.53      6.536    716     71.72
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                  Occupancy Status
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
OCCUPANCY STATUS                       LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Primary                                  282   127,134,746.40                   81.41      6.516    709     74.76
Investment                                69    24,229,205.23                   15.52      6.424    729     63.55
Second Home                                8     4,798,229.09                    3.07      6.445    756     63.70
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 10

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Documentation Type
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
INCOME DOCUMENTATION                   LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Limited                                  205    94,677,813.61                   60.63      6.518    713     74.66
No Documentation                          49    19,175,581.58                   12.28      6.514    713     62.97
Full/Alt                                  53    19,065,247.61                   12.21      6.352    729     73.81
No Ratio                                  40    16,994,788.54                   10.88      6.503    708     72.35
Stated Documentation                      12     6,248,749.38                    4.00      6.627    697     70.02
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
PURPOSE                                LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Purchase                                 189    78,620,189.27                   50.35       6.523   719     77.48
Refinance - Cashout                      119    54,027,010.98                   34.60       6.487   707     66.62
Refinance - Rate Term                     51    23,514,980.47                   15.06       6.448   713     70.59
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00       6.500   714     72.68
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                   Property Type
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
PROPERTY TYPE                          LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence                  197    83,346,661.80                   53.37      6.528    711     71.93
Planned Unit Development                  65    31,681,628.06                   20.29      6.469    718     75.66
2-4 Family                                61    29,193,054.08                   18.69      6.522    708     70.43
Condominium                               35    11,789,486.78                    7.55      6.329    737     75.48
Townhouse                                  1       151,350.00                    0.10      6.250    705     79.98
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                               Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
PREPAYMENT CHARGE                  NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
TERM AT ORIGINATION                 MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
(MOS.)                                 LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0                                        228    93,948,382.03                   60.16      6.507    712     72.26
5                                          1       581,465.24                    0.37      6.250    760     66.38
6                                         21    11,697,924.64                    7.49      6.546    720     74.69
12                                         3     1,310,150.00                    0.84      6.319    694     67.18
24                                        14     4,319,790.05                    2.77      6.168    738     70.58
36                                        79    36,691,448.76                   23.50      6.538    714     73.69
60                                        13     7,613,020.00                    4.88      6.392    712     72.57
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                 Conforming Balance
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CONFORMING BALANCE                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                   161    97,215,723.79                   62.25      6.582    716     73.65
Conforming Balance                       198    58,946,456.93                   37.75      6.364    710     71.09
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 11

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                Maximum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MAXIMUM                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                            5     1,429,990.07                    0.92      5.391    737     71.67
10.501 - 11.000                           18     4,592,728.34                    2.94      5.787    723     65.68
11.001 - 11.500                           29     8,455,737.00                    5.41      6.249    722     71.71
11.501 - 12.000                           51    16,359,346.12                   10.48      6.138    719     72.65
12.001 - 12.500                          118    55,251,919.64                   35.38      6.357    720     70.60
12.501 - 13.000                          138    70,072,459.55                   44.87      6.796    705     74.93
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MINIMUM                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                            324   146,420,192.25                   93.76      6.515    713     72.83
2.501 - 3.000                             34     9,346,988.47                    5.99      6.269    729     70.38
6.001 - 6.500                              1       395,000.00                    0.25      6.325    701     74.53
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                     Gross Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF GROSS MARGINS              MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
(%)                                    LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                            324   146,420,192.25                   93.76      6.515    713     72.83
2.501 - 3.000                             34     9,346,988.47                    5.99      6.269    729     70.38
3.001 - 3.500                              1       395,000.00                    0.25      6.325    701     74.53
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                            Months to Next Adjustment Date of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
MONTHS TO NEXT                      MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
ADJUSTMENT                             LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
60 - 65                                    1       151,593.76                    0.10      5.750    770     80.00
66 - 71                                    1       314,224.15                    0.20      5.250    787     70.00
72 - 77                                   12     2,966,564.80                    1.90      6.227    716     70.91
78 - 83                                  340   150,888,878.01                   96.62      6.505    714     72.63
84 - 89                                    5     1,840,920.00                    1.18      6.802    677     79.68
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                 Initial Periodic Cap of the Adjustable-Rate Loans
---------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
INITIAL PERIODIC                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CAP(%)                                 LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             75    20,656,681.80                   13.23      6.216    723     72.28
5.501 - 6.000                            284   135,505,498.92                   86.77      6.543    712     72.75
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 12

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                     Periodic Cap of the Adjustable-Rate Loans
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
PERIODIC                            MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CAP(%)                                 LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                             63    17,621,905.11                   11.28      6.196    731     70.68
1.501 - 2.000                            296   138,540,275.61                   88.72      6.538    712     72.94
------------------------------------------------------------------------------------------------------------------
Total:                                   359   156,162,180.72                  100.00      6.500    714     72.68
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 13

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

                                              Collateral Group 4

------------------------------------------------------------------------------------------------------------------
                                                 Product Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
COLLATERAL TYPE                        LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
10 Yr Arms                                38    14,203,322.56                    8.96      6.544    703     68.48
10 Yr Arms - IO 10 Yrs                   257   142,480,152.11                   89.91      6.404    717     72.49
10 Yr Arms - IO 5 Yrs                      1       550,400.00                    0.35      6.750    697     80.00
10-6 Arm Baln30/40                         3     1,239,582.84                    0.78      7.055    719     74.39
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                 Index Type(1)
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
INDEX TYPE                             LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                          240   127,379,463.34                   80.38      6.402    715     73.09
Libor - 1 Year                            59    31,093,994.17                   19.62      6.505    719     68.42
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


-----------------------------------------------------------------------------------------------------------------
                                                Current Balance
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
RANGE OF PRINCIPAL                 NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
BALANCES AS OF THE                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CUT-OFF DATE ($)                       LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                          9       729,663.31                    0.46      6.183    705     61.12
100,000.01 - 200,000.00                   20     3,250,094.72                    2.05      6.188    724     73.95
200,000.01 - 300,000.00                   32     8,159,701.21                    5.15      6.324    716     69.61
300,000.01 - 400,000.00                   22     7,513,486.28                    4.74      6.414    702     76.37
400,000.01 - 500,000.00                   66    30,361,394.20                   19.16      6.567    705     74.48
500,000.01 - 600,000.00                   56    30,330,461.57                   19.14      6.411    726     73.42
600,000.01 - 700,000.00                   39    24,958,219.67                   15.75      6.510    709     72.38
700,000.01 - 800,000.00                   17    12,736,928.43                    8.04      6.428    736     71.18
800,000.01 - 900,000.00                   13    11,044,093.11                    6.97      6.177    709     70.21
900,000.01 - 1,000,000.00                 14    13,560,182.32                    8.56      6.439    717     67.79
1,000,000.01 - 1,500,000.00                9    12,109,232.69                    7.64      6.484    724     68.04
1,500,000.01 >=                            2     3,720,000.00                    2.35      5.683    725     78.19
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                          Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MONTHS                     MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
REMAINING                              LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
241 - 360                                299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 14

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                   Seasoning
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF SEASONING                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
(Months)                               LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0                                         19    10,779,192.58                    6.80      6.796    702     72.88
1 - 3                                    185   104,763,463.35                   66.11      6.623    714     71.70
4 - 6                                     65    23,554,150.88                   14.86      6.059    730     71.25
7 - 9                                     29    19,185,600.70                   12.11      5.567    719     75.39
10 - 12                                    1       191,050.00                    0.12      5.750    713     79.98
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                           Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MONTHS AT                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
ORIGINATION                            LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
241 - 360                                299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                 Mortgage Rate
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF CURRENT                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                              1       659,131.69                    0.42      5.000    670     80.00
5.001 - 5.500                             23    12,632,560.09                    7.97      5.465    741     69.69
5.501 - 6.000                             48    24,730,952.33                   15.61      5.730    729     72.76
6.001 - 6.500                             95    49,179,125.37                   31.03      6.351    721     68.94
6.501 - 7.000                            107    57,767,994.95                   36.45      6.797    705     73.87
7.001 - 7.500                             25    13,503,693.08                    8.52      7.315    701     77.56
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                       Original Loan-to-Value Ratios(1)
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN-             MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
TO-VALUE RATIOS (%)                    LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
<= 30.00                                   2       977,330.92                    0.62      5.839    748     28.00
30.01 - 35.00                              3     1,649,386.37                    1.04      5.689    794     33.94
35.01 - 40.00                              4     2,022,764.04                    1.28      6.190    741     37.66
40.01 - 45.00                              5     1,418,568.94                    0.90      5.876    739     43.07
45.01 - 50.00                              8     2,055,452.87                    1.30      6.335    681     47.90
50.01 - 55.00                              5     2,276,287.98                    1.44      6.360    720     52.81
55.01 - 60.00                             18    13,266,803.11                    8.37      6.373    720     58.67
60.01 - 65.00                             23    16,028,666.36                   10.11      6.531    728     64.72
65.01 - 70.00                             34    18,798,569.64                   11.86      6.421    716     68.91
70.01 - 75.00                             41    21,714,030.85                   13.70      6.556    704     74.23
75.01 - 80.00                            146    74,533,691.18                   47.03      6.419    716     79.60
85.01 - 90.00                              6     2,164,295.59                    1.37      6.301    661     88.60
90.01 - 95.00                              3     1,085,231.00                    0.68      6.647    679     94.27
95.01 - 100.00                             1       482,378.66                    0.30      5.750    740    100.00
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------
(3) Please see Exhibit 1


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 15

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              Mortgage Insurance
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
MORTGAGE INSURANCE                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
FOR LOANS OVER 80 LTV                  LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Pledged Assets                             3     1,882,378.66                   50.44      5.684    658     91.59
Mortgage Insurance                         6     1,774,826.59                   47.56      7.046    692     91.93
No Mortgage Insurance                      1        74,700.00                    2.00      5.625    753     90.00
------------------------------------------------------------------------------------------------------------------
Total:                                    10     3,731,905.25                  100.00      6.330    676     91.72
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                         FICO Score at Origination(1)
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
RANGE OF FICO SCORES                   LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
601 - 625                                  7     5,064,979.43                    3.20      6.406    622     70.43
626 - 650                                 21    10,320,721.34                    6.51      6.732    643     73.07
651 - 675                                 49    25,047,293.67                   15.81      6.526    663     72.21
676 - 700                                 44    20,594,914.18                   13.00      6.563    687     75.39
701 - 725                                 53    29,166,835.70                   18.40      6.391    713     73.48
726 - 750                                 42    21,738,351.46                   13.72      6.215    738     76.05
751 - 775                                 42    23,711,748.00                   14.96      6.465    762     68.77
776 - 800                                 34    18,319,146.42                   11.56      6.248    788     70.33
801 - 825                                  7     4,509,467.31                    2.85      6.202    804     55.48
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


-----------------------------------------------------------------------------------------------------------------
                                            Geographic Distribution
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
STATE                                  LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
California                               164    89,418,120.10                   56.42      6.525    720     72.09
New York                                  32    19,653,647.85                   12.40      6.717    693     74.75
Colorado                                  10     7,001,224.73                    4.42      6.400    734     66.70
Florida                                   16     6,645,234.69                    4.19      6.138    710     75.22
Massachusetts                              9     5,516,000.32                    3.48      6.504    745     67.27
Nevada                                     9     3,947,789.76                    2.49      6.143    716     73.03
South Carolina                             6     3,248,309.51                    2.05      6.027    706     56.94
Washington                                 3     2,284,296.52                    1.44      5.635    737     73.67
New Jersey                                 5     2,121,576.84                    1.34      6.773    700     83.30
Virginia                                   5     1,837,246.37                    1.16      5.982    731     65.38
Other                                     40    16,800,010.82                   10.60      5.881    709     74.16
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                               Occupancy Status
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
OCCUPANCY STATUS                       LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Primary                                  251   133,029,168.60                   83.94      6.434    713     72.58
Investment                                34    16,809,843.96                   10.61      6.555    724     68.93
Second Home                               14     8,634,444.95                    5.45      5.990    752     72.18
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 16

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                              Documentation Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
INCOMING DOCUMENTATION                 LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Limited                                  137    70,675,549.00                   44.60      6.591    713     72.91
Full/Alt                                  56    31,565,940.18                   19.92      6.007    726     74.53
No Documentation                          37    17,945,744.20                   11.32      6.542    725     63.53
No Ratio                                  31    15,882,598.54                   10.02      6.780    718     74.17
Lite                                      22    12,961,349.90                    8.18      5.590    721     73.91
Stated Documentation                      16     9,442,275.69                    5.96      6.863    681     69.44
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                 Loan Purpose
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
PURPOSE                                LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                      124    69,717,219.80                   43.99      6.317    715     68.20
Purchase                                 133    64,126,372.38                   40.47      6.616    718     77.32
Refinance - Rate Term                     42    24,629,865.33                   15.54      6.218    714     70.01
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                 Property Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
PROPOERTY TYPE                         LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence                  168    90,970,264.28                   57.40      6.448    718     72.12
Planned Unit Development                  63    33,055,078.00                   20.86      6.263    716     74.30
2-4 Family                                39    21,553,531.48                   13.60      6.821    700     72.44
Condominium                               28    12,044,583.75                    7.60      6.016    729     68.91
Co-op                                      1       850,000.00                    0.54      5.500    803     34.00
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                            Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
PREPAYMENT CHARGE                  NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
TERM AT ORIGINATION                 MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
(MOS.)                                 LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0                                        196   107,401,388.90                   67.77      6.299    720     71.31
4                                          1       529,000.00                    0.33      6.250    727     79.91
6                                         58    31,035,481.80                   19.58      6.694    717     73.94
7                                          1       235,000.00                    0.15      6.375    647     54.02
12                                         8     4,154,885.71                    2.62      7.102    657     76.64
36                                        34    14,878,371.52                    9.39      6.565    705     73.52
60                                         1       239,329.58                    0.15      6.375    748     68.57
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                              Conforming Balance
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CONFORMING BALANCE                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                   200   131,058,193.62                  82.70       6.402    718     71.90
Conforming Balance                        99    27,415,263.89                  17.30       6.523    706     73.49
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                 100.00       6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------
                                    Page 17

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                              Maximum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MAXIMUM                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                            1       178,204.73                    0.11      5.500    736     80.00
10.501 - 11.000                            5     1,922,030.45                    1.21      5.608    694     70.47
11.001 - 11.500                           45    24,924,450.84                   15.73      5.867    733     66.29
11.501 - 12.000                           50    26,128,303.14                   16.49      5.827    729     73.68
12.001 - 12.500                           74    37,893,091.65                   23.91      6.406    720     71.08
12.501 - 13.000                          101    55,107,745.38                   34.77      6.798    705     73.65
13.001 - 13.500                           23    12,319,631.32                    7.77      7.324    697     77.76
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                              Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF MINIMUM                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
MORTGAGE RATES (%)                     LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                             50    30,900,412.79                   19.50      5.581    730     72.14
2.001 - 2.500                            212   116,176,312.84                   73.31      6.622    712     71.72
2.501 - 3.000                             37    11,396,731.88                    7.19      6.673    717     76.83
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                  Gross Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
RANGE OF GROSS MARGINS              MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
(%)                                    LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                             50    30,900,412.79                   19.50      5.581    730     72.14
2.001 - 2.500                            214   117,900,793.84                   74.40      6.625    713     71.62
2.501 - 3.000                             35     9,672,250.88                    6.10      6.640    707     79.02
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                          Months to Next Adjustment Date of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
MONTHS TO NEXT                      MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
ADJUSTMENT                             LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
108 - 113                                 30    19,376,650.70                   12.23      5.569    719     75.43
114 - 119                                250   128,317,614.23                   80.97      6.520    717     71.62
120 - 125                                 19    10,779,192.58                    6.80      6.796    702     72.88
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                               Initial Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
INITIAL PERIODIC                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CAP(%)                                 LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                             14     6,307,513.10                    3.98      5.649    754     66.74
4.501 - 5.000                             67    25,240,706.68                   15.93      6.372    723     70.02
5.501 - 6.000                            218   126,925,237.73                   80.09      6.471    713     72.87
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
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                                    Page 18

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MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

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
------------------------------------------------------------------------------------------------------------------
                                   Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
PERIODIC                            MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
CAP(%)                                 LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO       (%)
------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                             39    10,812,024.42                    6.82      6.605    713     79.45
1.501 - 2.000                            259   147,036,433.09                   92.78      6.410    716     71.69
2.001 - 2.500                              1       625,000.00                    0.39      6.250    763     59.52
------------------------------------------------------------------------------------------------------------------
Total:                                   299   158,473,457.51                  100.00      6.422    716     72.17
------------------------------------------------------------------------------------------------------------------

Note: All characteristics are preliminary and are subject to the final collateral pool


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
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                                    Page 19

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MORGAN STANLEY                                                  April 19, 2006
Securitized Products Group          MORGAN STANLEY

-------------------------------------------------------------------------------

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